UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6114

American Performance Funds

(Exact name of registrant as specified in charter)

BISYS Fund Services 3435 Stelzer Rd. Columbus, OH	43219

(Address of principal executive offices)	(Zip code)

BISYS Fund Services 3435 Stelzer Rd. Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-762-7085

Date of fiscal year end: 8/31/06

Date of reporting period: 8/31/06

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Management Discussion of Fund Performance

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Schedules of Portfolio Investments

Notes to Financial Statements

Financial Highlights

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the portfolio securities and information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-800-762-7085 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

A complete schedule of each Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission on Form N-Q and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus. An investor should consider the fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the fund’s prospectus. To obtain a prospectus, please call 1-800-762-7085. Please read the prospectus carefully before investing.

The American Performance Funds are distributed by BISYS Fund Services, Limited Partnership.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Bank of Oklahoma, N.A., any of its affiliates or the distributor. Shares are NOT FDIC INSURED, nor are they insured by any other government agency. An investment in the Funds involves investment risk, including possible loss of principal.

GLOSSARY OF TERMS

A Lipper Index consists of the largest funds in the applicable Lipper classification.

A Lipper Average comprises all of the funds within the classification.

Beta is the measure of systematic risk of a security. Beta (or beta coefficient) is a means of measuring the volatility of a security or portfolio of securities in comparison with the market as a whole.

Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper Balanced Funds Average is comprised of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

Lipper Intermediate Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Lipper Intermediate Municipal Debt Funds Average is comprised of managed mutual funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Lipper Large-Cap Core Funds Average is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Short Intermediate Investment-Grade Debt Funds Average is comprised of managed mutual funds that invests at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of one to five years.

Lipper Short Investment-Grade Debt Funds Average is comprised of managed mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of less than three years.

Lipper Small-Cap Core Funds Average is comprised of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Price-to-Book Ratio - The ratio of price-to-book value gives an investor an idea about the relationship between the stock’s price and the company’s underlying value. Other things being equal, people who invest for value prefer companies with a low ratio of price-to-book value.

Price-to-Earnings Ratio - A valuation ratio for a company’s current share price to its per-share earnings. A high P/E means high projected earnings in the future.

S&P 500 Stock Index consists of 500 stocks chosen for market size, liquidity and industry group representation.

Investors cannot invest directly in an index, although they can invest in its underlying securities or funds.

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AMERICAN PERFORMANCE MONEY MARKET FUNDS

INVESTMENT CONCERNS

An investment in the money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

The Federal Reserve Board (the “Fed”) implemented seven-consecutive rate increases between September 2005 and June 2006, raising the federal funds target rate from 3.50% to 5.25%. At its August 2006 meeting, the Fed put a halt to its two-year rate-tightening campaign, and kept rates steady at 5.25%. Throughout the one-year period, money market investors faced a dual challenge of maintaining a reasonably short average maturity, to capture the upward trend in market yields, and positioning their portfolios for the eventual shift in Fed policy.

THE AMERICAN PERFORMANCE CASH MANAGEMENT FUND

In pursuing strategies designed to increase the Fund’s yield, without sacrificing liquidity or quality, we primarily focused on maintaining a relatively short average maturity. This strategy helped us take advantage of the rising-rate environment. By holding the fund’s maturity at approximately 24 days, we were able to keep pace with the effects of the Fed’s tightening policy. In terms of securities, we purchased floating-rate notes to add value in a rising-rate environment. Floaters offer yields that reset regularly—an important feature when seeking yield in a rising short-term rate environment. As the one-year period drew to a close, and it became clear the Fed’s tightening campaign was drawing to close, the Fund’s allocation to floating-rate notes declined. As the floaters matured, their representation in the Fund declined, and we slightly increased our positions in agency and commercial paper.

THE AMERICAN PERFORMANCE U.S. TREASURY FUND

For the one-year period, the Fund maintained its AAA rating—the highest available—from Standard & Poor’s and Moody’s Investors Service.1,2

As short-term interest rates continued to increase throughout most of the period, we maintained our emphasis on overnight repurchase agreements. These securities offered good values and competitive yields relative to other short-term government securities.2

THE AMERICAN PERFORMANCE INSTITUTIONAL CASH MANAGEMENT FUND

Standard & Poor’s and Moody’s Investor’s Service continued to award an AAA rating to the Fund for the one-year period ended August 31, 2006.1,2

We continued to pursue our primary strategies of generating an attractive yield and maintaining stringent quality and liquidity standards. With interest rates on the rise throughout most of the fiscal year, we purchased floating-rate securities to add value in a rising-rate environment. Floaters offer yields that reset regularly, and this feature helped the Fund quickly capture the rate increases that were prevalent throughout the period. As the one-year period drew to a close, and it became clear the Fed’s tightening campaign was drawing to a close, the Fund’s allocation to floating-rate notes declined. As the floaters matured, their representation in the Fund declined. We continued to maintain a relatively short average maturity, which also helped us take advantage of the rising-rate environment.2

THE AMERICAN PERFORMANCE INSTITUTIONAL U.S. TREASURY FUND

For the one-year period, the Fund maintained its AAA rating—the highest available—from Standard & Poor’s and Moody’s Investors Service.1,2

We continued to invest primarily in overnight repurchase agreements. As short-term interest rates continued to increase, repurchase agreements offered the best value and the most competitive yields, relative to other short-term government securities.2

THE AMERICAN PERFORMANCE INSTITUTIONAL TAX-FREE MONEY MARKET FUND

Our goals throughout the one-year period included generating an attractive yield free from federal income tax while maintaining our high-quality and liquidity standards. In seeking those objectives in the rising-rate environment—which prevailed for most of the 12-month period—we maintained a relatively short average maturity. In addition, we primarily focused on variable-rate securities, which offer yields that reset regularly, according to prevailing short-term interest rates. This feature helped the Fund capture the upward movement in short-term yields, which corresponded to the Fed’s ongoing rate-tightening campaign. As it became clear the economy was slowing enough for the Fed to potentially halt its rate-hike campaign, and we increased exposure to fixed-rate securities. Within the Fund’s fixed-rate component, we structured our exposure to take advantage of seasonal supply and demand factors, which often influence prices and yields in the tax-exempt market.2

OUTLOOK

With concrete evidence the U.S. economy is slowing, the prospect of additional Federal Reserve rate hikes has dwindled. Although inflationary pressures still exist, the Fed believes a slower economy, subdued consumer spending and falling energy prices should help contain inflation in the months ahead. History suggests the Fed’s next directional move may be an easing, but the timing of such a shift remains unclear. Until the Fed indicates it’s ready to lift the two-year tightening bias, we expect to continue positioning the funds for a flat rate environment. This includes seeking value and competitive yields throughout the money market yield curve.

[1]	The American Performance U.S. Treasury Fund, the American Performance Institutional Cash Management Fund and the American Performance Institutional U.S. Treasury Fund are AAA rated by Standard & Poor’s and Moody’s Investors Service. This rating is historical and is based upon the Funds’ credit quality, market exposure and management.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

INVESTMENT OBJECTIVE

We seek to generate current income that is exempt from federal income taxes by investing primarily in a diversified portfolio of municipal securities. We invest in investment-grade municipal securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally lower rates of return than longer-term higher yielding bonds.

The Fund’s income may be subject to certain state and local taxes and, depending on one’s tax status, to the federal alternative minimum tax.

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2006, the American Performance Intermediate Tax-Free Bond Fund posted a total return of 1.80% (Investor Shares). This compares to the total return of 2.55% for the Fund’s peer group, the Lipper Intermediate Municipal Debt Funds Average1. The Fund’s benchmark, the Lehman Brothers Municipal Bond Index, showed a total return of 3.03%.

The Federal Reserve Board (the “Fed”) implemented seven-consecutive rate increases between September 2005 and June 2006, raising the federal funds target rate from 3.50% to 5.25%. This action, combined with relatively strong economic growth and mounting inflation fears, caused taxable and municipal bond yields to increase across the board.

Market sentiment shifted late in the period, as the economy finally felt the effects of the Fed’s two-year rate-tightening campaign. In particular, a slowdown in housing market data led to expectations for slower economic growth and moderating inflation, and in August 2006 the Fed paused its rate-tightening plan. This triggered a rally among bonds, and the benchmark 10-year AAA municipal bond, which had hit its one-year high of 4.20% on July 5, 2006, fell to 3.90% by August 31, 2006.

We continued to focus on high-quality municipal bonds, including those with AAA ratings or insurance protection. The Fund’s overall credit quality remained high, ending the 12-month period with an AAA rating. Securities rated AAA, AA and A comprised 76.3%, 23.5% and 0.2% of the Fund’s portfolio, respectively, as of August 31, 2006.2

Early in the fiscal year, we believed the Federal Reserve would continue tightening monetary policy, and interest rates would remain on an upward course. Because of this, we maintained a relatively short duration (sensitivity to interest rate changes) to limit the impact of rising rates. This strategy generally was effective until the last two months of the fiscal year. For the most part, rates increased between September 2005 and June 2006. But, signs of a slowing economy triggered a stronger-than-anticipated rally in July 2006 and August 2006. Our shorter duration detracted from results and led to underperformance relative to the benchmark.2

Looking ahead, we expect municipal bond rates to experience seasonal volatility, which may create buying opportunities in the seven- to 10-year maturity range by the end of the calendar year. Overall, we believe shorter-term rates may come down somewhat, while longer-term rates could remain steady or move slightly higher. With the recent declines in market rates, we believe investors have already factored in the Fed’s next move to be an easing. But, given the Fed hasn’t “officially” lifted its tightening bias, the market may be premature in expecting an easing sooner rather than later.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE TAX-FREE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waivers may stop at any time.

The performance of the American Performance Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index that is considered to be representative of the performance of the municipal bond market as a whole. The index does not reflect the deduction of expense associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/06	1 Year	5 Year	10 Year
Investor Shares	1.80%	3.29%	4.48%
Institutional Shares*	1.97%	3.32%	4.49%
Lehman Brothers Municipal Bond Index	3.03%	4.95%	5.98%

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity of three years or less.

INVESTMENT CONCERNS

Short-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2006, the American Performance Short-Term Income Fund posted a total return of 3.55% (Investor Shares). This compares to the total return of 3.07% for the Fund’s peer group, the Lipper Short Investment-Grade Debt Funds Average1. The Fund’s benchmark, the Merrill Lynch U.S. Govt./ Corp. 1-5-Year Index showed total return of 2.62%.

Interest rates continued to climb during the fiscal year, as the Federal Reserve implemented seven-consecutive 25-basis-point (0.25%) increases in the federal funds rate. This action pushed the federal funds rate from 3.50% to 5.25%. Accordingly, Treasury yields increased during the year, with greater gains among shorter-term securities. Yields on the one-, three-, five- and 10-year Treasuries increased 124, 88, 83 and 72 basis points (1.24%, 0.88%, 0.83% and 0.72%), respectively, between August 31, 2005, and August 31, 2006.

Despite these overall increases, yields finished the 12-month period off their highs for the fiscal year and heading downward. Between June 30, 2006, and August 31, 2006, yields on the one-, three-, five- and 10-year Treasuries fell 20, 42, 40 and 41 basis points (0.20%, 0.42%, 0.40% and 0.41%), respectively. This was due to the much-anticipated early-August 2006 pause in the Fed’s rate-tightening campaign. The Fed’s decision combined with weaker economic data sparked a bond market rally during the last two months of the period.

In the face of a rising-rate environment, we maintained a defensive posture throughout most of the year, keeping the Fund’s duration (sensitivity to interest rate changes) shorter than that of the benchmark. Late in the fiscal year, when the market began discounting an end to the Fed’s rate-hike campaign, we extended the Fund’s duration, moving it closer to that of the benchmark. Overall, our duration strategy was effective and helped the Fund outperform the benchmark for the 12-month period.2

We continued to focus on high-quality, yield-generating securities, while generally avoiding the corporate bond market, which we believed was unattractive from a risk/reward perspective. Within the higher-quality sectors, we emphasized less-efficient securities, including discounted callable and step-up agencies, which offered yield advantages and helped reduce overall portfolio volatility. We also focused on mortgage securities, which offered yield advantages and helped control duration.2

As of August 31, 2006, 37.0% of the Fund’s assets was invested in mortgage securities, 9.6% was in U.S. Treasury securities, 39.3% was in agency securities, 3.2% was in asset-backed securities, and 8.3% was in corporate bonds. Overall, the Fund’s average credit quality remained high, ending the year with an AAA rating. The Fund’s average maturity was 2.67 years as of August 31, 2006.2

As the Fed takes time to examine the overall impact of its two-year rate-hike campaign, we remain comfortable maintaining a close-to-benchmark duration. The economy seems poised for a slowdown, which should have favorable implications for higher-quality bonds and negative effects on lower-quality securities. We will continue to focus on higher-quality sectors of the market, with an emphasis on generating an attractive yield for shareholders.2

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE SHORT-TERM INCOME FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waivers may stop at any time.

The American Performance Short-Term Income Fund is measured against the Merrill Lynch U.S. Govt/ Corp. 1-5-Year Index an unmanaged index which is representative of the performance of investment grade bonds with maturities of less than five years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/06	1 Year	5 Year	10 Year
Investor Shares	3.55%	3.94%	5.58%
Institutional Shares*	3.62%	3.96%	5.59%
Merrill Lynch U.S. Government/ Corporate 1-5-Year Index	2.62%	3.81%	5.48%

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest in investment-grade securities, only within the three highest rating categories. The Fund maintains a dollar-weighted average maturity between three and ten years.

INVESTMENT CONCERNS

Intermediate-term investment grade bonds offer less risk and generally a lower rate of return than longer-term higher yielding bonds. Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2006, the American Performance Intermediate Bond Fund posted a total return of 3.17% (Investor Shares). This compares to the total return of 1.99% for the Fund’s peer group, the Lipper Short-Intermediate Investment-Grade Debt Funds Average1. The Fund’s benchmark, the Lehman Brothers Intermediate U.S. Aggregate Index showed a total return of 2.29%.

Interest rates continued to climb during the fiscal year, as the Federal Reserve implemented seven-consecutive 25-basis-point (0.25%) increases in the federal funds rate. This action pushed the federal funds rate from 3.50% to 5.25%. Accordingly, Treasury yields increased during the year, with greater gains among shorter-term securities. Yields on the one-, three-, five- and 10-year Treasuries increased 124, 88, 83 and 72 basis points (1.24%, 0.88%, 0.83% and 0.72%), respectively, between August 31, 2005, and August 31, 2006.

Despite these overall increases, yields finished the 12-month period off their highs for the fiscal year and heading downward. Between June 30, 2006, and August 31, 2006, yields on the one-, three-, five- and 10-year Treasuries fell 20, 42, 40 and 41 basis points (0.20%, 0.42%, 0.40% and 0.41%), respectively. This was due to the much-anticipated early-August pause in the Fed’s rate-tightening campaign. The Fed’s decision combined with weaker economic data sparked a bond market rally during the last two months of the period.

In the face of a rising-rate environment, we maintained a defensive posture throughout most of the year, keeping the Fund’s duration (sensitivity to interest rate changes) shorter than that of the benchmark. Late in the fiscal year, when the market began discounting an end to the Fed’s rate-hike campaign, we extended the Fund’s duration, moving it closer to that of the benchmark. Overall, our duration strategy was effective and helped the Fund outperform the benchmark for the 12-month period.2

We continued to focus on high-quality, yield-generating securities, while generally avoiding the corporate bond market, which we believed was unattractive from a risk/reward perspective. In particular, we purchased callable agency securities with attractive coupons and step-up agencies, which offered higher coupons as rates increased. We also purchased discount callable agencies, which provided downside protection without extending the Fund’s duration.2

As of August 31, 2006, 23.8% of the Fund’s assets was invested in mortgage securities, 17.2% was in U.S. Treasury securities, 40.0% was in agency securities, 4.3% was in asset-backed securities, and 9.3% was in corporate bonds. Overall, the Fund’s average credit quality remained high, ending the year with an AAA rating. The Fund’s effective average maturity was 4.66 years as of August 31, 2006.2

As the Fed takes time to examine the overall impact of its two-year rate-hike campaign, we remain comfortable maintaining a close-to-benchmark duration. The economy seems poised for a slowdown, which should have favorable implications for higher-quality bonds and negative effects on lower-quality securities. We will continue to focus on higher-quality sectors of the market, with an emphasis on generating an attractive yield for shareholders.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE INTERMEDIATE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waivers may stop at any time.

The American Performance Intermediate Bond Fund is measured against the Lehman Brothers Intermediate U.S. Aggregate Index, an unmanaged index that is representative of investment-grade debt issues with maturities between three and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/06	1 Year	5 Year	10 Year
Investor Shares	3.17%	4.25%	5.61%
Institutional Shares*	3.44%	4.30%	5.63%
Lehman Brothers Intermediate U.S. Aggregate Index	2.29%	4.60%	6.19%

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE BOND FUND

INVESTMENT OBJECTIVE

We pursue a strategy of broad diversification in order to benefit from investments in both corporate and government fixed income securities. We invest only in investment-grade securities within the three highest rating categories. The Fund maintains a dollar weighted average maturity of three years or more and, generally, of no longer than ten years.

INVESTMENT CONCERNS

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer term issues and in environments of rising interest rates.

For the 12-month period ended August 31, 2006, the American Performance Bond Fund posted a total return of 2.51% (Investor Shares). This compares to the total return of 1.62% for the Fund’s peer group, the Lipper Intermediate Investment-Grade Debt Funds Average1. The Fund’s benchmark, the Lehman Brothers U.S. Aggregate Index of total return of 1.71% .

Interest rates continued to climb during the fiscal year, as the Federal Reserve implemented seven-consecutive 25-basis-point (0.25%) increases in the federal funds rate. This action pushed the federal funds rate from 3.50% to 5.25%. Accordingly, Treasury yields increased during the year, with greater gains among shorter-term securities. Yields on the one-, three-, five- and 10-year Treasuries increased 124, 88, 83 and 72 basis points (1.24%, 0.88%, 0.83% and 0.72%), respectively, between August 31, 2005, and August 31, 2006.

Despite these overall increases, yields finished the 12-month period off their highs for the fiscal year and heading downward. Between June 30, 2006, and August 31, 2006, yields on the one-, three-, five- and 10-year Treasuries fell 20, 42, 40 and 41 basis points (0.20%, 0.42%, 0.40% and 0.41%), respectively. This was due to the much-anticipated early-August pause in the Fed’s rate-tightening campaign. The Fed’s decision combined with weaker economic data sparked a bond market rally during the last two months of the period.

In the face of a rising-rate environment, we maintained a defensive posture throughout most of the year, keeping the Fund’s duration (sensitivity to interest rate changes) shorter than that of the benchmark. Late in the fiscal year, when the market began discounting an end to the Fed’s rate-hike campaign, we extended the Fund’s duration, moving it closer to that of the benchmark. Overall, our duration strategy was effective and helped the Fund outperform the benchmark for the 12-month period.2

We continued to focus on high-quality, yield-generating securities, while generally avoiding the corporate bond market, which we believed was unattractive from a risk/reward perspective. In particular, we purchased callable agency securities with attractive coupons and step-up agencies, which offered higher coupons as rates increased. We also purchased discount callable agencies, which provided downside protection without extending the Fund’s duration.2

As of August 31, 2006, 15.0% of the Fund’s assets was invested in mortgage securities, 19.7% was in U.S. Treasury securities, 37.4% was in agency securities, 4.8% was in asset-backed securities, and 15.9% was in corporate bonds. Overall, the Fund’s average credit quality remained high, ending the year with an AAA rating. The Fund’s average maturity was 7.10 years as of August 31, 2006.2

As the Fed takes time to examine the overall impact of its two-year rate-hike campaign, we remain comfortable maintaining a close-to-benchmark duration. The economy seems poised for a slowdown, which should have favorable implications for higher-quality bonds and negative effects on lower-quality securities. We will continue to focus on higher-quality sectors of the market, with an emphasis on generating an attractive yield for shareholders.2

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE BOND FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waivers may stop at any time.

The American Performance Bond Fund is measured against the Lehman Brothers U.S. Aggregate Index, an unmanaged index which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/06	1 Year	5 Year	10 Year
Investor Shares	2.51%	5.13%	6.46%
Institutional Shares*	2.67%	5.16%	6.48%
Lehman Brothers U.S. Aggregate Index	1.71%	4.87%	6.51%

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE BALANCED FUND

INVESTMENT OBJECTIVE

We seek to construct a balanced portfolio of equities and bonds that is broadly diversified to control risk. Our diversification strategy is multidimensional across stock and bond asset classes, growth and value styles, and small capitalization and large capitalization stocks.

INVESTMENT CONCERNS

Stocks are more volatile and carry more risk and return potential than other forms of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Cash equivalents offer low risk and low return potential.

For the 12-month period ended August 31, 2006, the American Performance Balanced Fund posted a total return of 7.96% (Investor Shares). This compared to the total return of 6.91% for the Fund’s peer group, the Lipper Balanced Funds Average1. The Fund’s benchmarks, the Russell 1000® Index, the S&P 500 Stock Index, and the Lehman Brothers U.S. Aggregate Bond Index, posted total returns of 8.69%, 8.88% and 1.71%, respectively.

The stock market was on a volatile course during the 12-month period, experiencing wide up-and-down swings before finishing the year on a positive note. For the most part, the market struggled to find direction in a challenging environment. The U.S. economy maintained surprising reliance, continuing to grow in the face of rising interest rates, growing inflationary pressures and a cooling housing market. Although continued economic growth was good news for stocks, investors worried about the consequences for inflation and interest rates. Throughout the period, the Federal Reserve implemented seven-consecutive rate increases, pushing the federal funds target rate from 3.50% to 5.25%. In early August, though, the Fed finally took its first break in two years. Rather than making another 25-basis-point (0.25%) rate hike, as it had done in each of its previous 17 monetary policy meetings, the Fed held rates steady, citing slower economic growth and a likely moderation in the inflation rate as reasons to pause. The financial markets responded enthusiastically, and stocks ended the fiscal year with solid gains.

We continued to emphasize equities, which represented approximately 65% of the Fund’s portfolio throughout the fiscal year. Within the Fund’s equity component, we invested in a broadly diversified portfolio of stocks, including large-cap core, growth, and value positions supplemented with mid-cap and small-cap core stocks and international stocks. We attribute the Fund’s one-year outperformance, relative to the benchmarks, to this broadly diversified approach.2

During the quarter we changed slightly our style of investing in the large-cap core component of the equity portfolio. In particular, we’re now investing in large-cap companies exhibiting strong, sustainable earnings and revenue growth, industry leadership with a competitive advantage, strong management teams, understandable business models, and limited exposure to cyclical earnings. In pursuing the investment strategy we seek to minimize turnover, which should reduce taxable distributions and enhance after-tax returns to shareholders. In addition, within the mid- and small-cap styles, we shifted our focus from growth and value to core positions.2

In the face of a rising-rate environment, we maintained a defensive posture throughout most of the year, keeping the duration (sensitivity to interest rate changes) in the Fund’s bond portfolio shorter than that of the benchmark. Late in the fiscal year, when the market began discounting an end to the Fed’s rate-hike campaign, we extended the portfolio’s duration, moving it closer to that of the benchmark. We continued to focus on high-quality, yield-generating securities, while generally avoiding the corporate bond market, which we believed was unattractive from a risk/reward perspective.2

As the Fed takes time to examine the overall impact of its two-year rate-hike campaign, the economy seems poised for a slowdown. Generally, a slower economy would trouble stock investors, due to the implications for lower corporate earnings. But, because a slower economy means the Fed ultimately may have to cut interest rates, stock investors remain optimistic. In addition, a slower economy should have favorable implications for higher-quality bonds.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE BALANCED FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waivers may stop at any time.

The equity benchmark index for the Fund has changed from the S&P 500 Index to the Russell 1000® Index in order to provide a better comparison for the Fund’s investment policies.

The Balanced Fund is measured against the Russell 1000® Index, the S&P 500 Stock Index and the Lehman Brothers U.S. Aggregate Index. The Russell 1000® Index consists of the 1,000 largest companies in the Russell 3000® Index, representing 89 percent of the total market capitalization of the Russell 3000. The S&P 500 Index is considered to be representative of the performance of the U.S. stock market as a whole; the Lehman Brothers U.S. Aggregate Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/06	1 Year	5 Year	10 Year
Investor Shares	7.96%	5.96%	7.58%
Institutional Shares*	8.13%	5.99%	7.60%
Russell 1000® Index	8.69%	5.26%	9.09%
S&P 500 Index	8.88%	4.65%	8.91%
Lehman Brothers U.S. Aggregate Index	1.71%	4.87%	6.51%

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE U.S. TAX-EFFICIENT

LARGE CAP EQUITY FUND (formerly the Equity Fund)

INVESTMENT OBJECTIVE

We Seek to provide long-term capital appreciation, net of taxes, by investing in a diversified portfolio of large cap domestic stocks that mirror the capitalization profile of the Russell 1000® Index and exhibit strong, sustainable earnings and revenue growth prospects, an understandable business model and limited exposure to cyclical earnings. In pursuing this objective, the management team employs various investment practices designed to reduce taxable distributions to shareholders.

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The American Performance U.S. Tax Efficient Large Cap Equity Fund posted a total return of 9.26% (Investor Shares) for the 12-month period ended August 31, 2006. This compared to the total return of 8.60% for the Fund’s peer group, the Lipper Large-Cap Core Funds Average1. The Fund’s benchmark, the Russell 1000® Index, showed a total return of 8.69%.

The stock market was on a volatile course during the 12-month period, experiencing wide up-and-down swings before finishing the year on a positive note. For the most part, the market struggled to find direction in a challenging environment. The U.S. economy maintained surprising reliance, continuing to grow in the face of rising interest rates, growing inflationary pressures and a cooling housing market. Although continued economic growth was good news for stocks, investors worried about the consequences for inflation and interest rates. Throughout the period, the Federal Reserve implemented seven-consecutive rate increases, pushing the federal funds target rate from 3.50% to 5.25%. In early August, though, the Fed finally took its first break in two years. Rather than making another 25-basis-point (0.25%) rate hike, as it had done in each of its previous 17 monetary policy meetings, the Fed held rates steady, citing slower economic growth and a likely moderation in the inflation rate as reasons to pause. The financial markets responded enthusiastically, and stocks ended the fiscal year with solid gains.2

Midway through the fiscal year, the Fund took on a new name (it formerly was the American Performance Equity Fund), a new benchmark, and a new “core” investment strategy—to focus on companies with attractive earnings-growth prospects and long-term earnings stability. We continued to focus on sectors that are home to companies with higher-than-market earnings results and steady rates of earnings growth. Given our goal of minimizing capital gains, we look for long-term plays, including companies with long-term earnings stability. This underlying philosophy led to slight overweights in the health care and consumer discretionary sectors and underweights in the market’s more-cyclical sectors, including energy.2

Our stock selections in the health care sector contributed positively to the Fund’s relative return. In particular, we focused on service and distribution companies and HMOs, which performed well during the fiscal year. In addition, we underweighted the energy sector throughout the 12-month period. Energy stocks sold off late in the period, resulting in underperformance from a one-year perspective. Our underweight was a positive influence on relative performance. The Fund had no direct exposure to the telecommunication sector, which generated strong performance for the year. This positioning detracted slightly from the Fund’s relative performance.2

Looking ahead, we will continue to look for companies with solid business models capable of driving consistent, long-term earnings growth. We expect to maintain our overweights in the health care and consumer discretionary sectors, due to their overall stable growth characteristics. As the Fed takes time to examine the overall impact of its two-year rate-hike campaign, the economy seems poised for a slowdown. Generally, a slower economy would trouble stock investors, due to the implications for lower corporate earnings. But, because a slower economy means the Fed ultimately may have to cut interest rates, stock investors remain optimistic.

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE U.S. TAX-EFFICIENT

LARGE CAP EQUITY FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waivers may stop at any time.

The Fund has changed its standardized benchmarks from the S&P 500/BARRA Value Index and the S&P 500 Index to the Russell 1000® Index in order to provide a better comparison for the Fund’s investment policies and due to the S&P 500/BARRA Value Index ceasing to exist in July 2006.

The U.S. Tax-Efficient Large Cap Equity Fund is measured against the Russell 1000® Index which consists of the 1,000 largest companies in the Russell 3000® Index, representing 89 percent of the total market capitalization of the Russell 3000. The S&P 500/BARRA Value Index was an index generally representative of the performance of large companies in the U.S. stock market with lower price to book ratios. Investors cannot invest directly in an index. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/06	1 Year	5 Year	10 Year
Investor Shares	9.26%	3.90%	7.37%
Institutional Shares*	9.52%	3.95%	7.40%
Russell 1000® Index	8.69%	5.26%	9.09%
S&P 500 Index	8.88%	4.65%	8.91%

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

THE AMERICAN PERFORMANCE U.S. TAX-EFFICIENT

SMALL CAP EQUITY FUND (formerly the Small Cap Equity Fund)

INVESTMENT OBJECTIVE

We seek long-term capital appreciation and, secondarily, income by investing primarily in a diversified portfolio of common stocks and securities convertible to common stocks from the Russell 2000 universe. Through a consistent and time tested process of quantitative and qualitative analyses, we select favorable growth companies that are undervalued by the market.

INVESTMENT CONCERNS

Small-capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility. Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The American Performance U.S. Tax- Efficient Small Cap Equity Fund posted a total return of 4.44% for the 12-month period ended August 31, 2006. This compares to the return of 7.48% for the Fund’s peer group, the Lipper Small-Cap Core Average1. The Fund’s benchmark, the Russell 2000® Index, showed a total return of 9.36%.

The stock market was on a volatile course during the 12-month period, experiencing wide up-and-down swings before finishing the year on a positive note. For the most part, the market struggled to find direction in a challenging environment. The U.S. economy maintained surprising reliance, continuing to grow in the face of rising interest rates, growing inflationary pressures and a cooling housing market. Although continued economic growth was good news for stocks, investors worried about the consequences for inflation and interest rates. Small-cap stocks, which had enjoyed a significant performance advantage versus large- and mid-cap stocks during the last few years, lost some of their edge. Throughout the one-year period, the market turned its focus to higher-quality, larger-cap stocks.

The Federal Reserve implemented seven-consecutive rate increases during the year, pushing the federal funds target rate from 3.50% to 5.25%. But in early August 2006, the Fed finally took its first break in two years. Rather than making another 25-basis-point (0.25%) rate hike, as it had done in each of its previous 17 monetary policy meetings, the Fed held rates steady, citing slower economic growth and a likely moderation in the inflation rate as reasons to pause. The financial markets responded enthusiastically, and stocks ended the fiscal year with solid gains.

The Fund’s strategy is to hold more-liquid stocks with high-quality balance sheets and attractive valuations. Throughout the 12-month period, the market showed a preference for risk, and the type of securities we hold were not in favor. Illiquid, highly leveraged stocks with higher price/earning ratios offered the risk exposure investors desired, pushing the price of these assets up even further. As result of not holdings these securities, the Fund did not benefit from the decline in risk aversion during the fiscal year.2

Our strategy resulted in a broadly diversified portfolio of more than 400 stocks. Our goal is to remain sector neutral while focusing on strategy tilts and tax-efficiency. As such, slight over- and under-weights occasionally occur as an effect of the primary goals. The energy and consumer cyclical sectors ended the 12-month period slightly overweighted, and the technology and financial sectors finished the year slightly underweighted.2

In an environment of slower economic growth, we expect stock performance to remain positive. Our small cap strategy will remain true to our philosophy, as we continue to focus on fundamental relative value, quality and rigorous risk management. Over time, we believe this strategy should generate attractive relative performance.2

[1]	See Glossary of Terms for additional information.

[2]	The composition of the Fund’s portfolio is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

THE AMERICAN PERFORMANCE U.S. TAX-EFFICIENT

SMALL CAP EQUITY FUND

Certain fees of the Fund are currently being voluntarily waived, resulting in higher returns than would occur if full fees were charged. The waivers may stop at any time.

The benchmark index for the Fund has changed from the S&P Small Cap 600 Index to the Russell 2000® Index in order to provide a better comparison for the Fund’s investment policies.

The performance of the U.S. Tax-Efficient Small Cap Equity Fund is measured against the Russell 2000® Index. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. The S&P SmallCap 600 Index index tracks the performance of domestic, small capitalization stocks. These indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services but does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investors cannot invest directly in an index, although they can invest in its underlying securities.

VALUE OF A $10,000 INVESTMENT

The growth of $10,000 investment chart represents a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark or peer group, and represents the reinvestment of distributions and capital gains.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-762-7085.

AVERAGE ANNUAL TOTAL RETURN

For the periods ended 8/31/06	1 Year	5 Year	Since Inception (2/17/99)
Investor Shares	4.44%	9.39%	9.21%
Institutional Shares*	4.75%	9.45%	9.25%
Russell 2000® Index	9.36%	10.35%	9.83%
S&P SmallCap 600 Index	7.13%	11.56%	12.79%

*	The performance information shown above reflects the Fund’s no-Load Investor class (“Investor Shares”) for periods prior to December 30, 2005. Unlike Institutional Shares, Investor Shares impose a distribution/service (12b-1) fee of 0.25%, which is reflected in the performance information. Accordingly, had the Institutional Shares of the Fund been offered for periods prior to December 30, 2005, the performance information would have been different as a result of lower annual operating expenses.

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Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

American Performance Funds:

We have audited the accompanying statements assets and liabilities of American Performance Funds—U.S. Treasury Fund, Institutional U.S. Treasury Fund, Cash Management Fund, Institutional Cash Management Fund, Institutional Tax-Free Money Market Fund, Intermediate Tax-Free Bond Fund, Short-Term Income Fund, Intermediate Bond Fund, Bond Fund, Balanced Fund, U.S. Tax Efficient Large Cap Equity Fund, and U.S. Tax Efficient Small Cap Equity Fund (collectively, the Funds), including the schedules of portfolio investments, as of August 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the periods in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2006, and the results of their operations for the year then ended, the changes in their net assets for each period in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio

November 7, 2006

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2006

	U.S. Treasury Fund	Institutional U.S. Treasury Fund	Cash Management Fund	Institutional Cash Management Fund	Institutional Tax-Free Money Market Fund
ASSETS:
Investments, at amortized cost	$—	$—	$354,139,430	$298,818,024	$280,312,759
Repurchase agreements, at cost	887,116,072	286,160,826	416,846,716	343,894,127	—

Total Investments	887,116,072	286,160,826	770,986,146	642,712,151	280,312,759
Cash	—	—	—	165,550	20,625
Interest receivable	128,472	41,453	1,612,403	1,878,928	1,124,879
Prepaid expenses	10,173	8,860	14,638	863	3,688

Total Assets	887,254,717	286,211,139	772,613,187	644,757,492	281,461,951

LIABILITIES:
Distributions payable	3,225,550	1,118,159	2,713,433	2,387,522	754,619
Accrued expenses and other payables:
Investment advisory fees	285,395	6,718	168,234	14,339	—
Administration fees	67,783	24,473	31,908	54,250	—
Distribution fees	71,348	—	58,011	—	—
Chief compliance officer fees	3,020	910	1,796	5,702	1,020
Custodian fees	21,404	6,718	17,403	14,339	6,854
Fund accounting fees	11,585	4,239	10,770	9,660	—
Omnibus fees	—	—	—	—	20,145
Transfer agent fees	3,725	1,105	5,329	2,606	446
Other liabilities	63,217	20,058	56,972	73,353	20,179

Total Liabilities	3,753,027	1,182,380	3,063,856	2,561,771	803,263

Net Assets	$883,501,690	$285,028,759	$769,549,331	$642,195,721	$280,658,688

COMPOSITION OF NET ASSETS:
Shares of beneficial interest, at par	8,835	2,850	7,695	6,422	2,807
Additional paid-in capital	883,457,955	285,025,908	769,490,074	642,216,594	280,653,673
Accumulated (distributions in excess of) net investment income	35,148	1	51,595	(4,282)	2,208
Accumulated net realized losses on investment transactions	(248)	—	(33)	(23,013)	—

Net Assets	$883,501,690	$285,028,759	$769,549,331	$642,195,721	$280,658,688

Shares of beneficial interest issued and outstanding	883,465,602	285,028,968	769,493,310	642,220,745	280,656,981

Net asset value and redemption price per share:
($0.00001 par value per share, unlimited number of shares authorized)	$1.00	$1.00	$1.00	$1.00	$1.00

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2006

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
ASSETS:
Investments, at value (Cost $17,899,851; $258,797,888; $93,750,228; and $53,095,627, respectively)	$18,227,900	$257,328,729	$93,687,726	$53,320,206
Investment in affiliates, at cost	1,850,016	4,990,085	1,195,878	113,875

Total Investments	20,077,916	262,318,814	94,883,604	53,434,081
Cash	—	118,641	—	—
Interest and dividends receivable	218,919	1,889,622	819,320	523,789
Receivable for fund shares sold	—	386,699	2,148,578	150,698
Prepaid expenses	808	12,836	5,670	4,445

Total Assets	20,297,643	264,726,612	97,857,172	54,113,013

LIABILITIES:
Cash overdraft	600	—	—	—
Distributions payable	48,619	393,939	234,931	115,681
Payable for fund shares redeemed	35,000	159,521	280,428	8,325
Accrued expenses and other payables:
Investment advisory fees	3,381	37,232	15,986	8,275
Administration fees	1,691	24,822	7,993	4,571
Distribution fees	802	29,046	5,401	5,111
Chief compliance officer fees	70	1,331	382	227
Custodian fees	507	7,446	2,398	1,371
Fund accounting fees	307	1,294	678	384
Transfer agent fees	651	9,250	1,384	2,293
Other liabilities	1,309	24,451	7,161	3,912

Total Liabilities	92,937	688,332	556,742	150,150

Net Assets	$20,204,706	$264,038,280	$97,300,430	$53,962,863

COMPOSITION OF NET ASSETS:
Shares of beneficial interest, at par	19	260	95	58
Additional paid-in capital	19,866,478	267,258,169	97,744,757	53,717,104
Accumulated (distributions in excess of) net investment income	(1,945)	1,548,365	299,236	188,503
Accumulated net realized gains (losses) on investment transactions	12,105	(3,299,355)	(681,156)	(167,381)
Net unrealized appreciation (depreciation) on investments	328,049	(1,469,159)	(62,502)	224,579

Net Assets	$20,204,706	$264,038,280	$97,300,430	$53,962,863

Investor Shares
Net Assets	3,792,531	108,303,829	27,589,887	23,875,737

Shares	358,282	10,659,617	2,695,794	2,561,690

Net asset value, maximum offering and redemption price per share	$10.59	$10.16	$10.23	$9.32

Institutional Shares
Net Assets	16,412,175	155,734,451	69,710,543	30,087,126

Shares	1,549,692	15,336,127	6,806,780	3,229,026

Net asset value, maximum offering and redemption price per share	$10.59	$10.15	$10.24	$9.32

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Assets and Liabilities

August 31, 2006

	Balanced Fund	U.S. Tax-Efficient Large Cap Equity Fund	U.S. Tax-Efficient Small Cap Equity Fund
ASSETS:
Investments, at value (Cost $82,674,932; $12,827,102; and $9,889,449, respectively)	$89,243,153	$14,678,342	$12,722,027
Investment in affiliates, at cost	452,992	46,898	36,602

Total Investments	89,696,145	14,725,240	12,758,629
Interest and dividends receivable	315,077	14,084	8,109
Receivable for investments sold	2,561,763	—	954,980
Prepaid expenses	2,480	3,189	1,203

Total Assets	92,575,465	14,742,513	13,722,921

LIABILITIES:
Payable for investments purchased	2,084,345	—	928,911
Payable for capital shares redeemed	33,298	—	—
Accrued expenses and other payables:
Investment advisory fees	26,748	5,077	5,936
Administration fees	7,642	1,269	1,079
Distribution fees	6,033	511	64
Chief compliance officers fees	358	62	59
Custodian fees	2,293	381	324
Fund accounting fees	919	238	217
Transfer agent fees	1,129	963	416
Other liabilities	7,301	1,299	812

Total Liabilities	2,170,066	9,800	937,818

Net Assets	$90,405,399	$14,732,713	$12,785,103

COMPOSITION OF NET ASSETS:
Shares of beneficial interest, at par	65	15	10
Additional paid-in capital	77,007,855	30,576,595	9,569,480
Accumulated net investment income	292,299	5,619	474
Accumulated net realized gains (losses) on investment transactions	6,536,959	(17,700,756)	382,561
Net unrealized appreciation on investments	6,568,221	1,851,240	2,832,578

Net Assets	$90,405,399	$14,732,713	$12,785,103

Investor Shares
Net Assets	28,195,800	2,239,075	308,524

Shares	2,041,184	221,031	23,088

Net asset value, maximum offering and redemption price per share	$13.81	$10.13	$13.36

Institutional Shares
Net Assets	62,209,599	12,493,638	12,476,579

Shares	4,502,138	1,231,474	931,659

Net asset value, maximum offering and redemption price per share	$13.82	$10.15	$13.39

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

August 31, 2006

	U.S. Treasury Fund	Institutional U.S. Treasury Fund	Cash Management Fund	Institutional Cash Management Fund	Institutional Tax-Free Money Market Fund
Investment Income:
Interest income	$34,914,886	$12,639,099	$34,033,564	$21,525,179	$8,124,407
Dividend income	—	—	—	—	161,881

Total Income	34,914,886	12,639,099	34,033,564	21,525,179	8,286,288

Expenses:
Investment advisory fees	3,108,576	427,191	3,034,222	689,812	388,883
Administration fees	1,515,441	569,591	1,479,193	919,755	518,514
Distribution fees	1,942,856	—	1,896,385	—	—
Omnibus fees	—	—	—	—	268,937
Chief compliance officer fees	38,530	13,441	38,093	25,752	12,855
Fund accounting fees	215,397	94,560	211,089	151,413	—
Transfer agent fees	165,803	60,511	213,061	97,678	2,704
Custodian fees	233,138	85,436	227,562	137,959	77,775
Trustee fees	21,852	9,263	22,198	11,681	7,676
Other expenses	286,231	115,158	247,305	196,393	98,164

Total expenses before fee reductions	7,527,824	1,375,151	7,369,108	2,230,443	1,375,508
Expenses voluntarily reduced by Investment Advisor	—	(355,544)	(834,412)	(564,471)	(388,883)
Expenses voluntarily reduced by Distributor	(1,421,109)	—	(1,414,710)	—	—
Expenses voluntarily reduced or reimbursed by Administrator	(514,585)	(254,327)	(777,439)	(435,036)	(520,196)

Net Expenses	5,592,130	765,280	4,342,547	1,230,936	466,429

Net Investment Income	29,322,756	11,873,819	29,691,017	20,294,243	7,819,859

Realized Gains (Losses) On Investments:
Net realized gains (losses) on investment transactions	85	—	(33)	(2,576)	—

Change in net assets resulting from operations	$29,322,841	$11,873,819	$29,690,984	$20,291,667	$7,819,859

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

August 31, 2006

	Intermediate Tax-Free Bond Fund	Short-Term Income Fund	Intermediate Bond Fund	Bond Fund
Investment Income:
Interest income	$803,057	$12,442,770	$4,399,611	$2,763,592
Dividend income	2,923	—	—	—
Dividend income from affiliates	25,561	420,647	72,951	43,327

Total Income	831,541	12,863,417	4,472,562	2,806,919

Expenses:
Investment advisory fees	113,262	1,586,685	513,348	290,392
Administration fees	41,186	576,981	186,674	105,598
Distribution fees—Investor Shares	26,184	506,865	122,119	83,797
Chief compliance officer fees	1,019	14,502	4,664	2,649
Fund accounting fees	28,543	172,836	57,287	33,063
Transfer agent fees	8,533	124,806	27,230	19,790
Custodian fees	6,178	86,545	28,000	15,839
Trustee fees	615	8,127	2,690	1,501
Other expenses	11,596	109,057	37,901	25,214

Total expenses before fee reductions	237,116	3,186,404	979,913	577,843
Expenses voluntarily reduced by Investment Advisor	(60,384)	(1,293,246)	(280,176)	(158,870)
Expenses voluntarily reduced by Distributor—Investor Shares	(19,487)	(74,291)	—	—
Expenses voluntarily reduced by Administrator	(12,798)	(195,623)	(62,336)	(35,515)

Net Expenses	144,447	1,623,244	637,401	383,458

Net Investment Income	687,094	11,240,173	3,835,161	2,423,461

Realized/Unrealized Gains (Losses) On Investments:
Net realized gains (losses) on investment transactions	209,759	(127,113)	(65,420)	(56,600)
Change in unrealized appreciation/depreciation on investments	(565,064)	(850,293)	(673,444)	(980,487)

Net realized/unrealized losses on investments	(355,305)	(977,406)	(738,864)	(1,037,087)

Change in net assets resulting from operations	$331,789	$10,262,767	$3,096,297	$1,386,374

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Operations

August 31, 2006

	Balanced Fund	U.S. Tax-Efficient Large Cap Equity Fund	U.S. Tax-Efficient Small Cap Equity Fund
Investment Income:
Interest income	$1,448,878	$—	$—
Dividend income	970,840	193,114	146,227
Dividend income from affiliates	104,718	2,505	14,203

Total Income	2,524,436	195,619	160,430

Expenses:
Investment advisory fees	690,528	112,860	91,499
Administration fees	186,631	32,713	26,522
Distribution fees—Investor Shares	133,499	19,662	11,673
Chief compliance officer fees	4,670	820	668
Fund accounting fees	59,613	12,105	10,149
Transfer agent fees	25,463	9,433	5,082
Custodian fees	27,994	4,907	3,978
Trustee fees	2,706	479	383
Other expenses	34,558	15,237	9,308

Total expenses before fee reductions	1,165,662	208,216	159,262
Expenses voluntarily reduced by Investment Advisor	(341,573)	(41,677)	(33,640)
Expenses voluntarily reduced by Distributor—Investor Shares	(79,832)	—	—
Expenses voluntarily reduced by Administrator	(60,582)	(10,464)	(8,847)

Net Expenses	683,675	156,075	116,775

Net Investment Income	1,840,761	39,544	43,655

Realized/Unrealized Gains (Losses) On Investments:
Net realized gains on investment transactions	7,307,434	3,918,428	450,530
Change in unrealized appreciation/depreciation on investments	(1,863,290)	(2,445,463)	121,368

Net realized/unrealized gains on investments	5,444,144	1,472,965	571,898

Change in net assets resulting from operations	$7,284,905	$1,512,509	$615,553

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	U.S. Treasury Fund		Institutional U.S. Treasury Fund
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
From Investment Activities:
Operations:
Net investment income	$29,322,756	$12,403,186	$11,873,819	$5,829,819
Net realized gains on investment transactions	85	—	—	—

Change in net assets from operations	29,322,841	12,403,186	11,873,819	5,829,819

Distributions to Shareholders:
From net investment income	(29,329,937)	(12,403,185)	(11,875,216)	(5,829,819)

Change in net assets from shareholder distributions	(29,329,937)	(12,403,185)	(11,875,216)	(5,829,819)

Capital Transactions:
Proceeds from shares issued	2,029,627,318	1,650,239,516	710,462,278	485,432,988
Dividends reinvested	102,850	899	22,401	8,665
Cost of shares redeemed	(1,839,731,348)	(1,587,663,323)	(702,754,571)	(390,486,517)

Change in net assets from capital transactions	189,998,820	62,577,092	7,730,108	94,955,136

Change in net assets	189,991,724	62,577,093	7,728,711	94,955,136

Net Assets:
Beginning of year	693,509,966	630,932,873	277,300,048	182,344,912

End of year	$883,501,690	$693,509,966	$285,028,759	$277,300,048

Accumulated net investment income	35,148	42,329	1	1,398

Share Transactions:
Issued	2,029,627,318	1,650,239,516	710,462,279	485,432,988
Reinvested	101,661	899	22,145	8,665
Redeemed	(1,839,731,348)	(1,587,663,323)	(702,754,571)	(390,486,516)

Change in shares	189,997,631	62,577,092	7,729,853	94,955,137

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Cash Management Fund		Institutional Cash Management Fund
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
From Investment Activities:
Operations:
Net investment income	$29,691,017	$14,788,449	$20,294,243	$6,219,494
Net realized losses on investment transactions	(33)	—	(2,576)	(7,191)

Change in net assets from operations	29,690,984	14,788,449	20,291,667	6,212,303

Distributions to Shareholders:
From net investment income	(29,702,755)	(14,788,449)	(20,299,514)	(6,219,494)

Change in net assets from shareholder distributions	(29,702,755)	(14,788,449)	(20,299,514)	(6,219,494)

Capital Transactions:
Proceeds from shares issued	5,026,233,249	2,810,278,377	1,597,421,315	1,259,127,802
Dividends reinvested	236,402	74,251	458,478	239,339
Cost of shares redeemed	(5,080,266,639)	(2,648,753,047)	(1,262,745,187)	(1,203,260,603)

Change in net assets from capital transactions	(53,796,988)	161,599,581	335,134,606	56,106,538

Change in net assets	(53,808,759)	161,599,581	335,126,759	56,099,347

Net Assets:
Beginning of year	823,358,090	661,758,509	307,068,962	250,969,615

End of year	$769,549,331	$823,358,090	$642,195,721	$307,068,962

Accumulated (distributions in excess of) net investment income	51,595	63,333	(4,282)	989

Share Transactions:
Issued	5,026,233,250	2,810,278,378	1,597,421,315	1,259,127,803
Reinvested	231,954	74,251	456,882	239,339
Redeemed	(5,080,266,650)	(2,648,753,047)	(1,262,745,187)	(1,203,260,603)

Change in shares	(53,801,446)	161,599,582	335,133,010	56,106,539

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Institutional Tax-Free Money Market Fund
	Year Ended August 31, 2006	Period Ended August 31, 2005(a)
From Investment Activities:
Operations:
Net investment income	$7,819,859	$2,006,377

Change in net assets from operations	7,819,859	2,006,377

Distributions to Shareholders:
From net investment income	(7,817,651)	(2,006,377)

Change in net assets from shareholder distributions	(7,817,651)	(2,006,377)

Capital Transactions:
Proceeds from shares issued	467,304,495	478,858,404
Dividends reinvested	172,554	54,115
Cost of shares redeemed	(447,655,547)	(218,077,541)

Change in net assets from capital transactions	19,821,502	260,834,978

Change in net assets	19,823,710	260,834,978

Net Assets:
Beginning of period	260,834,978	—

End of period	$280,658,688	$260,834,978

Accumulated net investment income	2,208	—

Share Transactions:
Issued	467,304,494	478,858,404
Reinvested	173,056	54,115
Redeemed	(447,655,547)	(218,077,541)

Change in shares	19,822,003	260,834,978

(a)	For the period April 11, 2005 (commencement of operations) through August 31, 2005.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Intermediate Tax-Free Bond Fund		Short-Term Income Fund
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
From Investment Activities:
Operations:
Net investment income	$687,094	$1,029,174	$11,240,173	$8,463,013
Net realized gains (losses) on investment transactions	209,759	75,654	(127,113)	34,918
Change in unrealized appreciation/depreciation on investments	(565,064)	(457,785)	(850,293)	(1,863,023)

Change in net assets from operations	331,789	647,043	10,262,767	6,634,908

Distributions to Shareholders:
Investor Shares
From net investment income	(300,109)	(1,002,747)	(7,185,424)	(9,138,395)
From net realized gain on investment transactions	(268,841)	(76,006)	—	—
Institutional Shares(a)
From net investment income	(320,706)	—	(3,380,937)	—

Change in net assets from shareholder distributions	(889,656)	(1,078,753)	(10,566,361)	(9,138,395)

Capital Transactions:
Investor Shares
Proceeds from shares issued	1,179,927	11,504,634	88,505,471	119,833,304
Dividends reinvested	333,550	190,471	5,759,189	4,260,964
Cost of shares redeemed(b)	(26,821,995)	(15,367,987)	(261,142,975)	(59,188,426)

	(25,308,518)	(3,672,882)	(166,878,315)	64,905,842

Institutional Shares(a)
Proceeds from shares issued(b)	19,339,574	—	184,042,064	—
Dividends reinvested	3,867	—	740,880	—
Cost of shares redeemed	(2,902,057)	—	(29,531,235)	—

	16,441,384	—	155,251,709	—

Change in net assets from capital transactions	(8,867,134)	(3,672,882)	(11,626,606)	64,905,842

Change in net assets	(9,425,001)	(4,104,592)	(11,930,200)	62,402,355

Net Assets:
Beginning of year	29,629,707	33,734,299	275,968,480	213,566,125

End of year	$20,204,706	$29,629,707	$264,038,280	$275,968,480

Accumulated (distributions in excess of) net investment income	(1,945)	(67,126)	1,548,365	695,973

Share Transactions:
Investor Shares
Issued	109,883	1,054,967	8,744,766	11,750,634
Reinvested	31,466	17,467	569,248	418,280
Redeemed(b)	(2,512,664)	(1,411,786)	(25,799,422)	(5,814,146)

	(2,371,315)	(339,352)	(16,485,408)	6,354,768

Institutional Shares(a)
Issued(b)	1,824,819	—	18,188,423	—
Reinvested	367	—	73,258	—
Redeemed	(275,494)	—	(2,925,554)	—

	1,549,692	—	15,336,127	—

Change in shares	(821,623)	(339,352)	(1,149,281)	6,354,768

(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	During the fiscal year ended August 31, 2006, a portion of the Investor Shares assets were transferred to the Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Intermediate Bond Fund		Bond Fund
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
From Investment Activities:
Operations:
Net investment income	$3,835,161	$3,173,709	$2,423,461	$2,020,747
Net realized gains (losses) on investment transactions	(65,420)	87,210	(56,600)	173,646
Change in unrealized appreciation/depreciation on investments	(673,444)	(599,455)	(980,487)	(246,751)

Change in net assets from operations	3,096,297	2,661,464	1,386,374	1,947,642

Distributions to Shareholders:
Investor Shares
From net investment income	(1,873,975)	(3,444,604)	(1,471,973)	(2,107,096)
From net realized gain on investment transactions	—	—	(67,591)	(80,781)
Institutional Shares(a)
From net investment income	(1,972,551)	—	(941,610)	—

Change in net assets from shareholder distributions	(3,846,526)	(3,444,604)	(2,481,174)	(2,187,877)

Capital Transactions:
Investor Shares
Proceeds from shares issued	11,324,104	15,336,499	9,572,817	12,717,809
Dividends reinvested	1,169,301	1,279,632	1,225,828	1,152,375
Cost of shares redeemed(b)	(75,723,128)	(15,152,090)	(37,441,831)	(11,722,574)

	(63,229,723)	1,464,041	(26,643,186)	2,147,610

Institutional Shares(a)
Proceeds from shares issued(b)	77,698,813	—	34,213,978	—
Dividends reinvested	257,430	—	127,970	—
Cost of shares redeemed	(8,142,916)	—	(4,013,625)	—

	69,813,327	—	30,328,323	—

Change in net assets from capital transactions	6,583,604	—	3,685,137	—

Change in net assets	5,833,375	680,901	2,590,337	1,907,375

Net Assets:
Beginning of year	91,467,055	90,786,154	51,372,526	49,465,151

End of year	$97,300,430	$91,467,055	$53,962,863	$51,372,526

Accumulated net investment income	299,236	234,693	188,503	29,943

Share Transactions:
Investor Shares
Issued	1,106,895	1,485,499	1,024,092	1,337,640
Reinvested	114,572	123,714	131,440	121,059
Redeemed(b)	(7,386,058)	(1,466,422)	(3,989,626)	(1,232,508)

	(6,164,591)	142,791	(2,834,094)	226,191

Institutional Shares(a)
Issued(b)	7,581,631	—	3,650,372	—
Reinvested	25,312	—	13,830	—
Redeemed	(800,163)	—	(435,176)	—

	6,806,780	—	3,229,026	—

Change in shares	642,189	142,791	394,932	226,191

(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006
(b)	During the fiscal year ended August 31, 2006, a portion of the Investor Shares assets were transferred to the Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	Balanced Fund		U.S. Tax-Efficient Large Cap Equity Fund
	Year Ended August 31, 2006	Year Ended August 31, 2005	Year Ended August 31, 2006	Year Ended August 31, 2005
From Investment Activities:
Operations:
Net investment income	$1,840,761	$1,683,486	$39,544	$205,522
Net realized gains on investment transactions	7,307,434	5,522,710	3,918,428	7,850,352
Change in unrealized appreciation/depreciation on investments	(1,863,290)	2,562,805	(2,445,463)	(3,148,195)

Change in net assets from operations	7,284,905	9,769,001	1,512,509	4,907,679

Distributions to Shareholders:
Investor Shares
From net investment income	(1,140,674)	(1,747,693)	(47,004)	(330,666)
From net realized gain on investment transactions	(3,459,726)	—	—	—
Institutional Shares(a)
From net investment income	(664,265)	—	(10,590)	—

Change in net assets from shareholder distributions	(5,264,665)	(1,747,693)	(57,594)	(330,666)

Capital Transactions:
Investor Shares
Proceeds from shares issued	8,358,443	5,948,326	334,008	1,350,298
Dividends reinvested	4,599,020	1,746,118	14,323	172,590
Cost of shares redeemed(b)	(75,730,404)	(9,367,674)	(16,823,104)	(32,359,624)

	(62,772,941)	(1,673,230)	(16,474,773)	(30,836,736)

Institutional Shares(a)
Proceeds from shares issued(b)	63,489,978	—	13,995,037	—
Dividends reinvested	662,710	—	1,334	—
Cost of shares redeemed	(3,516,904)	—	(1,880,893)	—

	60,635,784	—	12,115,478	—

Change in net assets from capital transactions	(2,137,157)	(1,673,230)	(4,359,295)	(30,836,736)

Change in net assets	(116,917)	6,348,078	(2,904,380)	(26,259,723)

Net Assets:
Beginning of year	90,522,316	84,174,238	17,637,093	43,896,816

End of year	$90,405,399	$90,522,316	$14,732,713	$17,637,093

Accumulated net investment income	292,299	267,558	5,619	23,669

Share Transactions:
Investor Shares
Issued	613,691	460,111	33,806	157,774
Reinvested	342,015	134,431	1,485	20,591
Redeemed(b)	(5,613,365)	(719,195)	(1,711,314)	(3,812,641)

	(4,657,659)	(124,653)	(1,676,023)	(3,634,276)

Institutional Shares(a)
Issued(b)	4,711,199	—	1,419,053	—
Reinvested	48,305	—	132	—
Redeemed	(257,366)	—	(187,711)	—

	4,502,138	—	1,231,474	—

Change in shares	(155,521)	(124,653)	(444,549)	(3,634,276)

(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	During the fiscal year ended August 31, 2006, a portion of the Investor Shares assets were transferred to the Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Statements of Changes in Net Assets

	U.S. Tax Efficient Small Cap Equity Fund
	Year Ended August 31, 2006	Year Ended August 31, 2005
From Investment Activities:
Operations:
Net investment income	$43,655	$66,972
Net realized gains on investment transactions	450,530	671,326
Change in unrealized appreciation/depreciation on investments	121,368	2,221,819

Change in net assets from operations	615,553	2,960,117

Distributions to Shareholders:
Investor Shares
From net investment income	(26,708)	(73,040)
From net realized gain on investment transactions	(605,911)	(2,845,365)
Institutional Shares(a)
From net investment income	(16,473)	—

Change in net assets from shareholder distributions	(649,092)	(2,918,405)

Capital Transactions:
Investor Shares
Proceeds from shares issued	323,061	1,441,942
Dividends reinvested	594,030	2,768,105
Cost of shares redeemed(b)	(13,255,638)	(2,439,001)

	(12,338,547)	1,771,046

Institutional Shares(a)
Proceeds from shares issued(b)	12,904,528	—
Dividends reinvested	13	—
Cost of shares redeemed	(607,895)	—

	12,296,646	—

Change in net assets from capital transactions	(41,901)	1,771,046

Change in net assets	(75,440)	1,812,758

Net Assets:
Beginning of year	12,860,543	11,047,785

End of year	$12,785,103	$12,860,543

Accumulated (distributions in excess of) net investment income	474	(1)

Share Transactions:
Investor Shares
Issued	23,642	111,890
Reinvested	44,765	222,872
Redeemed(b)	(1,001,980)	(182,503)

	(933,573)	152,259

Institutional Shares(a)
Issued(b)	975,923	—
Redeemed	(44,264)	—

	931,659	—

Change in shares	(1,914)	152,259

(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	During the fiscal year ended August 31, 2006, a portion of the Investor Shares assets were transferred to the Institutional Shares.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Repurchase Agreements (100.4%):
$25,000,000	Bear Stearns Cos., Inc., 5.22%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $25,003,625, collateralized by U.S. Treasury Securities (0.00% - 9.13%), (2/1/07 - 8/15/27), fair value $25,875,454)	$25,000,000
130,000,000	Deutsche Bank, 5.22%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $130,018,850, collateralized by U.S. Treasury Securities (3.38% - 6.63%), (12/31/07 - 2/15/27), fair value $132,600,669)	130,000,000
142,116,072	JP Morgan Chase & Co., 5.21%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $142,136,639, collateralized by U.S. Treasury Note 4.75%, 3/31/11, fair value $144,959,336)	142,116,072
150,000,000	Merrill Lynch & Co., Inc., 5.21%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $150,021,708, collateralized by U.S. Government Securities (3.74% - 10.00%), (3/15/07 - 8/15/36), fair value $153,002,322)	150,000,000
145,000,000	Morgan Stanley Dean Witter & Co., 5.21%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $145,020,985, collateralized by U.S. Treasury Notes (3.88% - 4.50%), (9/15/10 - 11/15/10), fair value $147,900,653)	145,000,000
145,000,000	SG Cowen, 5.20%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $145,020,944, collateralized by U.S. Treasury Strips (6.25% - 8.88%), (2/15/19 - 8/15/23), fair value $147,900,071)	145,000,000

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$150,000,000	UBS Warburg, 5.23%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $150,021,792, collateralized by U.S. Government Securities (1.07% - 7.00%), (10/17/22 - 8/20/36), fair value $153,001,977)	$150,000,000

Total Repurchase Agreements (Cost $887,116,072)		887,116,072

Total Investments (Cost $887,116,072)(a)—100.4%		887,116,072
Liabilities in excess of other assets—(0.4)%		(3,614,382)

Net Assets—100.0%		$883,501,690

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Institutional U.S. Treasury Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Repurchase Agreements (100.4%):
$25,000,000	Bear Stearns Cos., Inc., 5.22%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $25,003,625, collateralized by U.S. Treasury Securities (0.00% - 9.13%), (2/1/07 - 8/15/27), fair value $25,875,454)	$25,000,000
50,000,000	Deutsche Bank, 5.22%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $50,007,250, collateralized by U.S. Treasury Securities (3.38% - 6.63%), (12/31/07 - 2/15/27), fair value $51,000,257)	50,000,000
46,160,826	JP Morgan Chase & Co., 5.21%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $46,167,506, collateralized by U.S. Treasury Note 4.75%, 3/31/11, fair value $47,084,348)	46,160,826
45,000,000	Merrill Lynch & Co., Inc., 5.21%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $45,006,513, collateralized by U.S. Government Securities (3.74% - 10.00%), (3/15/07 - 8/15/36), fair value $45,900,697)	45,000,000
35,000,000	Morgan Stanley Dean Witter & Co., 5.21%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $35,005,065, collateralized by U.S. Treasury Notes (3.88% - 4.50%), (9/15/10 - 11/15/10), fair value $35,700,158)	35,000,000
35,000,000	SG Cowen, 5.20%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $35,005,056, collateralized by U.S. Treasury Strips (6.25% - 8.88%), (2/15/19 - 8/15/23), fair value $35,700,017)	35,000,000

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$50,000,000	UBS Warburg, 5.23%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $50,007,264, collateralized by U.S. Government Securities (1.07% - 7.00%), (10/17/22 - 8/20/36), fair value $51,000,659)	$50,000,000

Total Repurchase Agreements (Cost $286,160,826)		286,160,826

Total Investments (Cost $286,160,826)(a)—100.4%		286,160,826
Liabilities in excess of other assets—(0.4)%		(1,132,067)

Net Assets—100.0%		$285,028,759

(a)	Cost and value for federal income tax and financial reporting purposes are the same.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Certificates of Deposit (6.5%):
Banking & Financial Services (6.5%):
$10,000,000	BNP Paribas, 5.08%, 12/13/06	$9,989,082
10,000,000	Calyon NY, 5.38%, 9/18/06	10,000,000
10,000,000	Fortis Bank NY, 5.44%, 10/13/06	10,000,000
10,000,000	Rabobank Nederland, 5.31%, 11/17/06	10,000,000
10,000,000	Societe Generale NY, 5.34%, 9/25/06	10,000,000

Total Certificates of Deposit (Cost $49,989,082)		49,989,082

Commercial Paper** (22.9%):
Banking (6.5%):
20,000,000	Bank of America Corp., 5.25%, 9/1/06	20,000,000
20,000,000	Danske Corp., 5.26%, 9/11/06(b)	19,970,889
10,000,000	UBS Finance, 5.38%, 9/25/06	9,964,500

		49,935,389

Chemicals (1.3%):
10,000,000	BASF, 5.25%, 9/20/06(b)	9,972,292

Cosmetics/Personal Care (0.9%):
7,000,000	Estee Lauder, 5.22%, 9/14/06(b)	6,986,805

Diversified Manufacturing Operations (1.3%):
10,000,000	General Electric Capital Corp., 5.25%, 10/10/06	9,943,125

Financial Services (5.2%):
10,000,000	AIG Funding, 5.00%, 9/25/06	9,966,133
10,000,000	Allianz Finance, 5.45%, 10/12/06(b)	9,938,728
20,000,000	Novartis Finance, 5.25%, 9/1/06(b)	20,000,000

		39,904,861

Food—Miscellaneous/Diversified (2.6%):
20,000,000	Nestle Capital Corp., 5.21%, 9/26/06(b)	19,927,639

Insurance (1.9%):
15,000,000	ING America Insurance, 5.34%, 10/23/06	14,884,300

Petroleum Refining (1.3%):
10,000,000	Chevron Funding Corp., 5.25%, 9/8/06	9,989,792

Security Brokers & Dealers (1.9%):
15,000,000	Merrill Lynch & Co., 5.21%, 10/30/06	14,871,921

Total Commercial Paper (Cost $176,416,123)		176,416,123

Principal Amount	Security Description	Value
Corporate Bonds (1.3%):
Banking (1.3%):
$10,000,000	HSBC Bank USA, 5.43%*, 9/1/06	$10,002,378

Total Corporate Bonds (Cost $10,002,378)		10,002,378

U.S. Government Agencies (15.3%):
Fannie Mae (4.9%):
10,000,000	5.04%**, 10/25/06	9,925,600
1,400,000	3.00%, 1/12/07	1,387,931
1,000,000	4.00%, 2/23/07	994,036
25,000,000	5.50%, 7/9/07	24,980,149

		37,287,716

Federal Home Loan Bank (7.3%):
20,000,000	5.19%*, 9/6/06	20,000,000
15,000,000	5.24%*, 9/5/06	15,000,000
10,500,000	3.75%, 9/28/06	10,490,292
5,000,000	3.75%, 11/30/06	4,979,508
1,000,000	4.00%, 2/26/07	993,427
5,000,000	5.40%, 8/21/07	5,000,000

		56,463,227

Freddie Mac (3.1%):
9,000,000	4.83%, 1/26/07	8,980,904
10,000,000	5.15%, 4/13/07	10,000,000
5,000,000	5.38%, 6/8/07	5,000,000

		23,980,904

Total U.S. Government Agencies (Cost $117,731,848)		117,731,848

Repurchase Agreements (54.2%):
25,000,000	Bear Stearns Cos., Inc., 5.25%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $25,003,646, collateralized by U.S. Government Agency & Treasury Securities (3.38% - 6.25%), (8/23/07 - 2/15/36), fair value $25,500,337)	25,000,000
85,000,000	Deutsche Bank, 5.26%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $85,012,419, collateralized by U.S. Government Agency Securities (3.63% - 5.80%), (11/23/07 - 9/15/08), fair value $86,700,046)	85,000,000

Continued

AMERICAN PERFORMANCE FUNDS

Cash Management Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$96,846,715	JP Morgan Chase & Co., 5.24%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $96,860,813, collateralized by U.S. Government Agency Securities (0.00% - 6.25%), (9/1/06 - 11/5/32), fair value $98,784,967)	$96,846,715
115,000,000	Morgan Stanley Dean Witter & Co., 5.24%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $115,016,739, collateralized by U.S. Government Agency Securities (0.00% - 6.00%), (12/4/06 - 5/15/30), fair value $117,304,520)	115,000,000

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$95,000,000	UBS Warburg, 5.24%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $95,013,828, collateralized by U.S. Government Agency Securities 0.00%, (9/27/06 - 10/31/06), fair value $96,901,835)	$95,000,000

Total Repurchase Agreements (Cost $416,846,715)		416,846,715

Total Investments (Cost $770,986,146)(a)—100.2%		770,986,146
Liabilities in excess of other assets—(0.2)%		(1,436,815)

Net Assets—100.0%		$769,549,331

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the board of trustees.
*	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2006. The date presented reflects the next rate change date.
**	Effective yield at purchase.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Institutional Cash Management Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Certificates of Deposit (10.1%):
Banking (7.8%):
$10,000,000	BNP Paribas, 5.16%, 10/12/06	$10,000,221
10,000,000	Calyon NY, 5.38%, 9/18/06	10,000,000
10,000,000	Fortis Bank NY, 5.44%, 10/13/06	10,000,000
10,000,000	Rabobank Nederland, 5.31%, 11/17/06	10,000,000
10,000,000	Societe Generale NY, 5.34%, 9/25/06	10,000,000

		50,000,221

Security Brokers & Dealers (2.3%):
15,000,000	Credit Suisse First Boston, 4.75%, 11/7/06	14,974,752

Total Certificates of Deposit (Cost $64,974,973)		64,974,973

Commercial Paper** (20.6%):
Beverages (2.3%):
15,000,000	The Coca-Cola Co., 5.19%, 9/29/06(b)	14,939,450

Chemicals (1.6%):
10,000,000	BASF, 5.25%, 9/20/06(b)	9,972,292

Cosmetics/Personal Care (1.2%):
8,000,000	Estee Lauder, 5.21%, 9/14/06(b)	7,984,949

Diversified Manufacturing Operations (4.7%):
10,000,000	General Electric Capital Corp., 5.25%, 10/24/06	9,922,708
20,000,000	Total Capital Corp., 5.26%, 9/1/06(b)	20,000,000

		29,922,708

Financial Services (5.4%):
10,000,000	AIG Funding, 5.23%, 11/1/06	9,911,381
10,000,000	Allianz Finance, 5.38%, 10/12/06(b)	9,938,728
15,000,000	American Express Credit, 5.23%, 10/30/06	14,871,428

		34,721,537

Petroleum Refining (1.5%):
10,000,000	Chevron Funding Corp., 5.25%, 9/8/06	9,989,792

Security Brokers & Dealers (3.9%):
15,000,000	Bear Stearns Cos., Inc., 5.37%, 9/25/06	14,946,300
10,000,000	UBS Finance, 5.38%, 9/25/06	9,964,500

		24,910,800

Total Commercial Paper (Cost $132,441,528)		132,441,528

Principal Amount	Security Description	Value
Corporate Bonds (0.8%):
Banking (0.8%):
$5,000,000	HSBC Bank USA, 5.43%*, 9/1/06	$5,001,189

Total Corporate Bonds (Cost $5,001,189)		5,001,189

U.S. Government Agencies (15.0%):
Fannie Mae (6.3%):
5,000,000	5.21%**, 9/27/06	4,982,089
10,507,000	2.71%, 1/30/07	10,393,323
25,000,000	5.50%, 7/9/07	24,980,148

		40,355,560

Federal Home Loan Bank (6.4%):
10,000,000	5.24%*, 9/5/06	10,000,000
19,600,000	5.28%*, 9/6/06	19,607,874
6,580,000	3.50%, 9/15/06	6,576,223
3,250,000	2.57%, 9/25/06	3,244,893
2,000,000	2.36%, 1/22/07	1,978,770

		41,407,760

Freddie Mac (2.3%):
5,649,000	4.83%, 1/26/07	5,637,014
5,000,000	5.15%, 4/13/07	5,000,000
4,000,000	5.38%, 6/8/07	4,000,000

		14,637,014

Total U.S. Government Agencies (Cost $96,400,334)		96,400,334

Repurchase Agreements (53.6%):
25,000,000	Bear Stearns Cos., Inc., 5.25%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $25,003,646, collateralized by U.S. Government Agency and Treasury Securities (3.38% - 6.25%), (8/23/07 - 2/15/36), fair value $25,500,337)	25,000,000
95,000,000	Deutsche Bank, 5.26%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $95,013,881, collateralized by U.S. Government Agency Securities (3.63% - 5.80%), (11/23/07 - 9/15/08), fair value $96,900,052)	95,000,000
78,894,127	JPMorgan Chase & Co., 5.24%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $78,905,611, collateralized by U.S. Government Agency Securities (0.00% - 6.25%), (9/1/06 - 11/5/32), fair value $80,473,082)	78,894,127

Continued

AMERICAN PERFORMANCE FUNDS

Institutional Cash Management Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Repurchase Agreements, continued:
$65,000,000	Morgan Stanley Dean Witter & Co., 5.24%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $65,009,461, collateralized by U.S. Government Agency Securities (0.00% - 6.00%), (12/4/06 - 5/15/30), fair value $66,302,555)	$65,000,000
80,000,000	UBS Warburg, 5.24%, 9/1/06 (Purchased on 8/31/06, proceeds at maturity $80,011,644, collateralized by U.S. Government Agency Securities 0.00%, (9/27/06 - 10/31/06), fair value $81,601,546)	80,000,000

Total Repurchase Agreements (Cost $343,894,127)		343,894,127

Total Investments (Cost $642,712,151)(a)—100.1%		642,712,151
Liabilities in excess of other assets—(0.1)%		(516,430)

Net Assets—100.0%		$642,195,721

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the board.
*	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2006. The date presented reflects the next rate change date.
**	The rate presented is the effective yield at purchase.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Institutional Tax-Free Money Market Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Municipal Bonds (97.0%):
Alabama (2.5%):
$7,000,000	Montgomery Industrial Pollution Control Revenue, 3.56%*, 5/1/21 General Electric	$7,000,000

Colorado (10.0%):
8,500,000	Broomfield Colorado Urban Renewal, 3.43%*, 12/1/30, Enhanced by: LOC	8,500,000
7,000,000	Colorado Educational & Cultural Facilities Student Housing, AMT, 3.41%*, 7/1/37, Enhanced by: LOC	7,000,000
5,475,000	Denver Colorado City & County Airport Revenue, AMT, 3.44%*, 11/15/25, Enhanced by: LOC	5,475,000
7,000,000	University of Colorado Hospital Authority Revenue, 3.41%*, 11/15/35, Enhanced by: LOC	7,000,000

		27,975,000

District of Columbia (2.1%):
5,860,000	District of Columbia Revenue, 3.41%*, 10/1/30, Enhanced by: LOC	5,860,000

Florida (6.8%):
9,200,000	Aluchua County Florida Health Facilities Revenue, 3.57%*, 12/1/12, Enhanced by: LOC	9,200,000
3,000,000	Orange County Florida Housing Financial Authority Multifamily, AMT, 3.46%*, 8/15/35, Enhanced by: LOC	3,000,000
7,000,000	Palm Beach Florida Schools Districts, 3.70%, 10/19/06, Enhanced by: LOC	7,000,000

		19,200,000

Georgia (10.6%):
5,240,000	Athens-Clarke County University Development Revenue, 3.41%*, 4/1/31, Enhanced by: LOC	5,240,000
7,800,000	Bacon Industrial Building Authority Revenue, AMT, 3.46%*, 9/1/24, Enhanced by: LOC	7,800,000
9,800,000	MARTA Georgia, 3.66%, 9/13/06, Enhanced by: LOC	9,800,000

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Georgia, continued:
$6,800,000	Richmond County Hospital Authority Revenue, 3.41%*, 1/1/25, Enhanced by: LOC	$6,800,000

		29,640,000

Illinois (5.1%):
7,500,000	Educational Facilities Authority Revenue, Elmhurst College, 3.53%*, 3/1/33, Enhanced by: LOC	7,500,000
6,800,000	Quincy Illinois Revenue, Blessing Hospital Project, 3.53%*, 11/15/33, Enhanced by: LOC	6,800,000

		14,300,000

Indiana (3.9%):
11,000,000	Indiana State Financial Authority, 3.45%*, 6/1/35, Enhanced by: LOC	11,000,000

Kentucky (3.0%):
8,320,000	Jeffersontown Lease Program Revenue, 3.57%*, 3/1/30, Enhanced by: LOC	8,320,000

Massachusetts (1.2%):
3,500,000	Massachusetts Water Resources Authority, 3.55%, 9/21/06, Enhanced by: LOC	3,500,000

Michigan (7.0%):
5,800,000	Detroit Sewer Disposal Revenue, 3.40%*, 7/1/27, Insured by: FSA	5,800,000
6,000,000	Michigan State Hospital Finance Authority Revenue, 3.42%*, 12/1/30, Insured by: AMBAC	6,000,000
5,000,000	Michigan State Housing Development Authority Rental Housing Revenue, AMT, 3.47%*, 10/1/39 Insured by: FGIC	5,000,000
2,751,000	Michigan State Strategic Fund, Solid Waste Disposal, Grayling Generating Project, AMT, 3.45%*, 1/1/14, Enhanced by: LOC	2,751,000

		19,551,000

Minnesota (2.5%):
7,000,000	Minneapolis Revenue, Guthrie Theater Project, 3.27%*, 10/1/23, Enhanced by: LOC	7,000,000

Continued

AMERICAN PERFORMANCE FUNDS

Institutional Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Missouri (3.6%):
$7,000,000	Missouri State Health & Educational Facilities Authority Educational Facilities Revenue, 3.40%*, 2/1/31, Enhanced by: LOC	$7,000,000
3,000,000	Missouri State Highways & Transportation Revenue, 3.38%*, 5/1/15, Enhanced by: LOC	3,000,000

		10,000,000

Montana (2.5%):
7,000,000	Forsyth Montana Pacificorp, 3.57%*, 1/1/18, Enhanced by: LOC	7,000,000

Ohio (2.8%):
7,800,000	Ohio State Water Development Authority Pollution, 3.57%*, 5/15/19, Enhanced by: LOC	7,800,000

Pennsylvania (8.0%):
11,500,000	Beaver County Pennsylvania Industrial Authority Pollution Control Revenue, 3.58%*, 4/1/41, Enhanced by: LOC	11,500,000
11,000,000	Delaware County Pennsylvania Industrial Authority, 3.58%, 12/7/06, Enhanced by: LOC	11,000,000

		22,500,000

Tennessee (1.8%):
5,000,000	Montgomery County Public Building Authority, 3.58%*, 2/1/36, Enhanced by: LOC	5,000,000

Texas (7.2%):
6,250,000	Brownsville, Texas Utility, 3.52%, 10/6/06, Enhanced by: LOC	6,250,000
8,000,000	Calhoun County Texas Industrial Development Authority Port Revenue, AMT, 3.47%*, 11/1/15, Enhanced by: LOC	8,000,000

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$6,000,000	Midlothian Industrial Development Corporate Pollution Control Revenue, 3.42%*, 12/1/09, Enhanced by: LOC	$6,000,000

		20,250,000

Vermont (2.8%):
8,000,000	Vermont State, Student Assistance Corporation, Student Loan Revenue, 3.66%*, 1/1/08, Enhanced by: LOC	8,000,000

Virginia (2.1%):
5,995,000	Peninsula Ports Authority, 3.60%, 11/16/06, Enhanced by: LOC	5,995,000

Washington (4.6%):
6,000,000	Port Seattle Washington, 3.75%, 9/7/06, Enhanced by: LOC	6,000,000
6,800,000	Washington State Health Care Facilities Authority, National Healthcare Research & Education Revenue, 3.48%*, 1/1/32, Enhanced by: LOC	6,800,000

		12,800,000

West Virginia (2.8%):
8,000,000	Public Energy Authority Revenue, AMT, 3.71%, 9/13/06, Enhanced by: LOC	8,000,000

Wisconsin (4.1%):
10,000,000	State Health & Educational Facilities Authority Revenue, 3.41%*, 8/15/16, Enhanced by: LOC	10,000,000
1,500,000	Wisconsin State Health & Educational Facilities Authority Revenue, 3.42%*, 11/1/30, Enhanced by: LOC	1,500,000

		11,500,000

Total Municipal Bonds (Cost $272,191,000)		272,191,000

Continued

AMERICAN PERFORMANCE FUNDS

Institutional Tax-Free Money Market Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Investment Companies (2.9%):
8,070,591	Goldman Sachs Tax-Free Money Market Fund	$8,070,591
51,168	SEI Tax-Exempt Trust Institutional Money Market Fund, Class A	51,168

Total Investment Companies (Cost $8,121,759)		8,121,759

Total Investments (Cost $280,312,759)(a)—99.9%		280,312,759
Other assets in excess of liabilities—0.1%		345,929

Net Assets—100.0%		$280,658,688

(a)	Cost and value for federal income tax and financial reporting purposes are the same.
*	Represents variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2006. The date presented reflects the maturity date

AMBAC—American Municipal Bond Assurance Corp.

AMT—Alternative Minimum Tax

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

LOC—Line of Credit

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Municipal Bonds (90.2%):
Alabama (4.6%):
$475,000	Birmingham Alabama Refunding & Capital Improvement, GO, Series B, 3.13%, 12/1/08, Insured by: AMBAC	$469,157
450,000	Huntsville Alabama, Water System Revenue, 4.70%, 11/1/13, Callable 11/1/08 @ 101*, Insured by: AMBAC	462,542

		931,699

Arizona (0.1%):
15,000	Phoenix Arizona, GO, Series A, 4.50%, 7/1/16, Callable 7/1/08 @ 101*	15,261

Arkansas (0.1%):
30,000	Fountain Hill School District, Arkansas Ashley County, GO, 3.50%, 6/1/07, Insured by: State Aid	29,981

California (1.0%):
10,000	Forestville California University School District, GO, 5.00%, 8/1/11, Insured by: FSA	10,694
15,000	Metropolitan Water District, Southern California Waterworks Revenue, 5.00%, 7/1/18, Callable 1/1/08 @ 101*	15,451
10,000	Morgan Hill California University School District, GO, 5.00%, 8/1/12, Callable 8/1/11 @ 101*, Insured by: FGIC	10,752
105,000	Pomona California Public Financing Authority Revenue, 5.00%, 2/1/24, Callable 2/1/08 @ 102*, Insured by: MBIA	108,370
15,000	San Bernardino County California Transportation Authority, Series A, 4.88%, 3/1/10, Callable 3/1/08 @ 101*, Insured by: FSA	15,443
25,000	San Diego California Public Facilities Financing Authority Revenue, Series A, 4.38%, 9/2/12, Callable 9/2/09 @ 101*, Insured by: AMBAC	25,769
10,000	San Mateo County California Transportation District, 4.75%, 6/1/16, Callable 6/1/08 @ 101*, Insured by: MBIA	10,447

Principal Amount	Security Description	Value
Municipal Bonds, continued:
California, continued:
$10,000	West Contra Costa California University School District, GO, 5.00%, 8/1/15, Callable 8/1/09 @ 101*, Insured by: FGIC	$10,466

		207,392

Florida (0.8%):
25,000	Florida Municipal Loan Council Revenue, 4.50%, 4/1/13, Callable 4/1/09 @ 101*, Insured by: MBIA	25,635
120,000	Miami-Dade County Florida Public Facilities Revenue, Jackson Memorial Hospital, 5.00%, 6/1/18, Callable 6/1/08 @ 101*, Insured by: FSA	123,972
20,000	West Palm Beach Florida, Utility System Revenue, 3.50%, 10/1/12, Callable 10/1/10 @ 100*, Insured by: FSA	19,745

		169,352

Georgia (0.2%):
25,000	Coweta County Georgia Development Authority Revenue, 5.13%, 1/1/17, Callable 1/1/10 @ 101*, Insured by: AMBAC	26,416
20,000	Dalton-Whitfield County Georgia Hospital Authority Revenue, 5.25%, 7/1/13, Callable 1/1/07 @ 100*, Insured by: MBIA	20,022

		46,438

Illinois (8.7%):
400,000	Chicago Park District, GO, Series A, 5.25%, 11/15/12, Callable 11/15/08 @ 100*, Insured by: MBIA	412,916
250,000	Illinois Health Facilities Authority Revenue, Series A, 5.50%, 2/15/15, Callable 2/15/11 @ 101*, Insured by: FSA	267,638
285,000	Joliet Illinois Waterworks & Sewage Revenue, Series A, 5.00%, 1/1/14, Callable 1/1/12 @ 100*, Insured by: AMBAC	301,496
215,000	Kane County Illinois School District No. 129 Aurora West Side, GO, Series B, 4.70%, 2/1/15, Callable 2/1/12 @ 100*, Insured by: FGIC	223,639

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Illinois, continued:
$15,000	University of Illinois Certificates, 4.25%, 10/1/09, Insured by: AMBAC	$15,251
500,000	Will County School District No. 122, GO, Series B, 5.10%, 11/1/15, Callable 11/1/11 @ 100*, Insured by: FGIC	530,469

		1,751,409

Indiana (0.2%):
10,000	East Chicago Indiana Multiple School Building Corp., 5.40%, 7/15/12, Callable 7/15/08 @ 101*, Insured by: AMBAC	10,397
20,000	Warren Township Indiana School Building Corp., 5.00%, 7/5/14, Callable 7/5/08 @ 101*, Insured by: FSA 31,035	20,638

		31,035

Iowa (0.4%):
50,000	Iowa City Sewer Revenue, 4.10%, 7/1/12, Callable 7/1/10 @ 100*, Insured by: FSA	50,707
25,000	Iowa City Water Revenue, 4.75%, 7/1/12, Callable 7/1/08 @ 100*, Insured by: FGIC	25,460

		76,167

Kansas (1.3%):
250,000	University of Kansas Hospital Authority Health Facilities Revenue, 5.70%, 9/1/20, Callable 9/1/09 @ 100*, Insured by: AMBAC	263,298

Kentucky (0.1%):
5,000	Campbell & Kenton Counties Sanitary District Revenue, Series A, 5.00%, 8/1/17, Callable 8/1/11 @ 101*, Insured by: FSA	5,285
10,000	Kentucky State Turnpike Authority Economic Development Road Revenue, 5.15%, 7/1/19, Callable 7/1/11 @ 100*, Insured by: FSA	10,555

		15,840

Louisiana (2.7%):
10,000	Bossier City Louisiana Public Improvement Sales and Use Tax Revenue, 3.65%, 11/1/08, Insured by: AMBAC	10,003

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Louisiana, continued:
$500,000	Louisiana Public Facilities Authority, 5.45%, 2/1/13, Callable 8/1/07 @ 100*, Insured by: AMBAC	$506,970
25,000	Orleans Parish Louisiana Parishwide School District, GO, 4.80%, 9/1/09, Callable 3/1/07 @ 100*, Insured by: FGIC	25,019

		541,992

Maine (1.9%):
380,000	Maine Municipal Bond Bank Revenue, Series A, 4.00%, 11/1/15, Callable 11/1/13 @ 100*	384,404

Massachusetts (0.0%):
5,000	Massachusetts State Water Reserve Authority Revenue, Series B, 4.00%, 12/1/18, Callable 12/1/06 @ 100*, Insured by: MBIA	5,000

Michigan (9.9%):
110,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Prerefunded 5/1/12 @ 100*, Insured by: Q-SBLF	117,402
490,000	Lake Orion Michigan Community School District, GO, 5.00%, 5/1/16, Callable 5/1/12 @ 100*, Insured by: Q-SBLF	518,102
600,000	Michigan State Building Authority Revenue, Series I, 4.75%, 10/15/15, Callable 10/15/09 @ 100*	620,364
400,000	Novi Michigan Special Assessment, 4.75%, 10/1/14, Callable 10/1/08 @ 100*, Insured by: AMBAC	407,288
25,000	Ottawa County Michigan, GO, 5.05%, 8/1/14, Callable: 8/1/08 @ 100*	25,590
300,000	Taylor Michigan Financing Authority, 4.50%, 5/1/11, Callable 5/1/08 @ 100*. Insured by: FSA	304,185

		1,992,931

Minnesota (0.0%):
10,000	Minneapolis & St. Paul Minnesota Housing & Redevelopment Authority, 4.75%, 11/15/18, Callable 11/15/06 @ 100*, Insured by: AMBAC	10,005

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Mississippi (0.3%):
$60,000	Mississippi Development Bank, Special Obligation Revenue, Series B, 5.55%, 7/1/16, Callable 7/1/10 @ 100*, Insured by: FSA	$63,742

Missouri (0.4%):
10,000	Chesterfield Missouri, GO, 5.00%, 2/15/14, Callable: 2/15/08 @ 100*	10,181
25,000	Missouri State Health & Education Facilities Authority Revenue, Washington University, 5.00%, 6/15/21, Callable 6/15/09 @ 100*	25,639
10,000	Missouri State Health & Educational Facilities Authority Revenue, Rockhurst High School, 4.60%, 6/1/08, Callable 6/1/07 @ 100*, Insured by: Allied Irish Bank	10,084
5,000	St. Joseph Hospital Jackson County Revenue, 7.50%, 6/1/10, Callable 6/1/07 @ 100*, Insured by: AMBAC(b)	5,056
5,000	St. Louis Missouri Municipal Finance Corp., 5.40%, 2/15/12, Callable 2/15/07 @ 101*, Insured by: AMBAC	5,106
20,000	Stone County Missouri Reorganization School District No. 4, GO, 4.95%, 3/1/13, Callable 3/1/08 @ 100*, Insured by: State Aid	20,357
10,000	Wentzville Missouri School District No. 4, GO, 4.70%, 3/1/11, Callable 3/1/08 @ 100*, Insured by: FSA	10,166

		86,589

Nebraska (0.0%):
10,000	Lincoln Nebraska, GO, 3.45%, 6/15/15, Callable 6/15/13 @ 100*	9,670

New Mexico (1.2%):
235,000	Aztec New Mexico School District, GO, 3.60%, 10/1/10, Insured by: FGIC	234,986

New York (0.2%):
25,000	New York City Transport Authority Revenue, 5.40%, 1/1/18, Insured by: FSA	27,866

Principal Amount	Security Description	Value
Municipal Bonds, continued:
New York, continued:
$5,000	New York State Urban Development Corp. Revenue, Series B, 4.75%, 1/1/28, Callable 1/1/09 @ 101*, AMBAC	$5,184

		33,050

Ohio (0.1%):
10,000	Alliance Ohio Water Works, 5.00%, 11/15/20, Callable 11/15/08 @ 101*, Insured by: MBIA	10,336

Oklahoma (10.8%):
200,000	Edmond Oklahoma Public Works Authority Utility Revenue, 5.60%, 7/1/19, Callable 7/1/09 @ 100*, Insured by: AMBAC	210,782
300,000	Oklahoma City Oklahoma, GO, 3.63%, 3/1/10	300,048
500,000	Oklahoma City Water Utilities Revenue, Series A, 5.00%, 7/1/16, Callable 7/1/09 @ 100*	517,169
50,000	Oklahoma County Independent School District 89, GO, 4.50%, 2/1/09, Insured by: FGIC	51,066
50,000	Oklahoma State Turnpike Authority, 5.00%, 1/1/15, Callable 1/1/09 @ 100*, Insured by: FGIC	51,574
285,000	Oklahoma University Board of Regents, Series A, 5.50%, 6/1/16, Callable 6/1/11 @ 100*, Insured by: MBIA	307,039
250,000	Tulsa County Oklahoma Independent School District No. 001, GO, 3.00%, 4/1/09, Insured by: FSA	244,758
5,000	Tulsa Oklahoma Industrial Authority Revenue, 6.50%, 4/1/07, Continuously Callable @ 100, ETM	5,085
150,000	University of Oklahoma Revenue, 3.70%, 6/1/13, Insured by: MBIA	150,003
335,000	University of Oklahoma Revenue, Tulsa Campus, 3.80%, 1/1/12, Insured by: MBIA	337,562

		2,175,086

Oregon (0.0%):
5,000	Albany Oregon, GO, 4.25%, 3/1/10, Callable 3/1/09 @ 100*, Insured by: FGIC	5,079

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Pennsylvania (6.0%):
$50,000	Delaware County Pennsylvania, GO, 5.13%, 10/1/13, Callable 10/1/09 @ 100*, ETM	$52,012
10,000	Delaware County Pennsylvania Authority Health Care Revenue, 5.38%, 11/15/23, Callable 11/15/06 @ 100, ETM(b)	9,847
25,000	Downingtown Pennsylvania Area School District, GO, 3.90%, 3/1/10, Callable 3/1/08 @ 100*, Insured by: FGIC	25,094
20,000	Jefferson-Morgan School District, GO, Series A, 4.00%, 10/1/07, Callable 10/1/06 @ 100*, Insured by: FSA	20,005
250,000	Lackawanna County Pennsylvania, GO, Series A, 4.80%, 1/1/13, Callable 1/1/09 @ 100*, Insured by: FGIC	255,688
25,000	Muhlenberg Pennsylvania School District, GO, 4.10%, 2/15/11, Callable 2/15/07 @ 100*, Insured by: FGIC	25,050
750,000	Pennsylvania State, GO, Third Series, 5.00%, 9/1/16, Callable 9/1/14 @ 100*	808,364
25,000	Plumstead Township Pennsylvania, GO, 4.25%, 12/15/12, Callable 12/15/07 @ 100*, Insured by: AMBAC	25,237

		1,221,297

Puerto Rico (0.0%):
5,000	Puerto Rico Housing Financial Authority Revenue, 2.00%, 12/1/06, Insured by: HUD	4,971

Rhode Island (0.3%):
60,000	Providence Rhode Island, GO, 5.45%, 1/15/10, Callable 1/15/07 @ 101*, Insured by: FSA	60,985

Tennessee (0.4%):
25,000	Jackson Tennessee Hospital Revenue, 5.50%, 4/1/10, Callable 4/1/07 @ 102*, Insured by: AMBAC	25,272
50,000	Tennessee State, GO, 5.25%, 5/1/13, Callable 5/1/07 @ 101.5*	51,295

		76,567

Texas (30.0%):
275,000	Allen Texas Independent School District, GO, 3.00%, 2/15/10, Insured by: PSF-GTD	266,291

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$25,000	Austin Texas, GO, 5.00%, 8/1/12, Callable 8/1/07 @ 100*, Insured by: PSF-GTD	$25,330
50,000	Bay City Texas Independent School District, GO, 4.80%, 2/15/14, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	50,875
30,000	Baytown Texas, GO, 4.75%, 2/1/11, Callable 8/1/08 @ 100*	30,537
275,000	Brazos River Authority Revenue, 5.13%, 5/1/19, Callable 5/1/08 @ 102*, Insured by: AMBAC	285,346
75,000	Clear Brook City Texas Municipal Utilities District, 5.13%, 2/1/26, Callable 2/1/11 @ 100*, Insured by: FGIC	78,105
95,000	Conroe Texas Independent School District, GO, 4.90%, 2/15/17, Callable: 2/15/08 @ 100*, Insured by: PSF-GTD	96,303
55,000	Conroe Texas Independent School District, GO, 4.90%, 2/15/17, Callable: 2/15/08 @ 100*, Insured by: PSF-GTD	56,040
525,000	Corpus Christi Texas Independent School District, 3.20%, 8/15/10, Insured by: PSF-GTD	513,449
100,000	Corpus Christi Texas Utilities System Revenue, 3.00%, 7/15/09, Insured by: FSA	97,521
100,000	Corpus Christi Texas Utilities System Revenue, 3.00%, 7/15/10, Insured by: FSA	96,572
100,000	Corpus Christi Texas Utilities System Revenue, 4.00%, 7/15/11, Insured by: FSA	101,448
500,000	Dallas Texas Independent School District, GO, 4.50%, 8/15/14, Callable 8/15/09 @ 100*, Insured by: PSF-GTD	509,899
165,000	Del Rio Texas, GO, Series B, 4.50%, 7/1/16, Callable 7/1/12 @ 100*, Insured by: AMBAC	169,637
10,000	Del Valle Texas Independent School District, GO, 5.00%, 2/1/11, Callable 2/1/07 @ 100*, Insured by: PSF-GTD	10,061

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$135,000	Fort Bend Texas Independent School District, GO, 5.13%, 8/15/22, Callable 8/15/10 @ 100*, Insured by: PSF-GTD	$140,643
25,000	Harris County Texas, GO, 5.13%, 8/15/17, Callable 8/15/07 @ 101*, Insured by: MBIA	25,551
100,000	Houston, Texas, GO, 4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by: MBIA	101,577
400,000	Houston, Texas, GO, 4.75%, 3/1/17, Callable 3/1/09 @ 100*, Insured by: MBIA	411,095
215,000	Lubbock Texas Independent School District, GO, 4.50%, 2/15/16, Callable 2/15/12 @ 100*, Insured by: PSF-GTD	221,132
40,000	McKinney Texas, GO, 4.70%, 8/15/14, Callable 2/15/09 @ 100*, Insured by: FSA	41,044
25,000	Mesquite Texas Independent School District, GO, 5.00%, 8/15/12, Callable 08/15/07 @ 100*, Insured by: PSF-GTD	25,343
5,000	Mesquite Texas Independent School District, GO, 5.00%, 8/15/12, Callable 08/15/07 @ 100*, Insured by: PSF-GTD	5,060
40,000	Mission Texas Construction Independent School District, GO, 5.00%, 2/15/16, Callable 2/15/08 @ 100*, Insured by: PSF-GTD	40,812
10,000	Montgomery County Texas Municipal Utility District No. 46, GO, 3.00%, 3/1/09, Insured by: FGIC	9,803
10,000	Northside Texas Independent School District, GO, 5.00%, 2/15/23, Callable 2/15/11 @ 100*, Insured by: PSF-GTD	10,408
550,000	Pflugerville Texas, 4.75%, 8/1/20, Callable 8/1/13 @ 100*, Insured by: FGIC	568,644
350,000	Port Arthur Texas Naval District, GO, 4.88%, 3/1/17, Callable 3/1/08 @ 100*, Insured by: AMBAC	353,944
260,000	Port Houston Authority Texas Harris County, GO, Series A, 3.75%, 10/1/11	260,471

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Texas, continued:
$50,000	Red River Authority Texas Pollution Control, 5.20%, 7/1/11, Callable 7/1/07 @ 101, Insured by: AMBAC	$50,854
50,000	San Patricio Texas, Municipal Water District, 4.75%, 7/10/13, Callable 7/10/09 @ 100*, Insured by: FSA	51,292
265,000	Texas State, GO, Series B, 5.13%, 10/1/15, Callable: 10/1/08 @ 101*	274,842
100,000	Texas State Public Finance Authority, Series B, 4.80%, 2/1/16, Callable 2/1/09 @ 100*, Insured by: AMBAC	102,798
200,000	Texas State University System, 5.00%, 3/15/20, Callable 3/15/12 @ 100*, Insured by: FSA	210,048
400,000	Tomball Independent School District, GO, 4.75%, 2/15/16, Callable 2/15/09 @ 100*, Insured by: PSF-GTD	408,819
350,000	University of Texas Revenue, 4.38%, 8/15/10, Callable 8/15/07 @ 100*	352,569

		6,054,163

Utah (2.7%):
250,000	Utah State, GO, Series A, 5.00%, 7/1/12, Callable 7/1/08 @ 100*, ETM	256,368
300,000	Washington County Utah School District, GO, 3.00%, 3/1/10, Insured by: SBG	290,196

		546,564

Washington (3.4%):
300,000	Seattle Drain & Wastewater Revenue, 5.00%, 11/1/17, Callable 11/1/11 @ 100*, Insured by: FGIC	315,006
350,000	Washington State Health Care Facilities Authority Revenue, 5.50%, 11/15/13, Callable 11/15/08 @ 101*, Insured by: AMBAC	365,372

		680,378

West Virginia (1.0%):
10,000	Ohio County West Virginia Building Commission Revenue, 7.00%, 10/1/10, Callable 10/1/06 @ 100*, ETM(b)	9,791
200,000	West Virginia State, Hospital Financial Authority Revenue, Series A, 3.50%, 6/1/10, Insured by: FSA	198,396

		208,187

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Tax-Free Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Municipal Bonds, continued:
Wisconsin (1.4%):
$20,000	Appleton Wisconsin Storm Water System Revenue, 4.00%, 4/1/17, Callable 4/1/13 @ 100*, Insured by: MBIA	$20,126
250,000	Milwaukee County Wisconsin, GO, Series A, 5.00%, 10/1/14, Callable 10/1/11 @ 100*	263,920

		284,046

Total Municipal Bonds (Cost $17,899,851)		18,227,900

Shares	Security Description	Value
Investments in Affiliates (9.2%):
1,850,016	American Performance Institutional Tax-Free Money Market Fund	$1,850,016

Total Investments in Affiliates (Cost $1,850,016)		1,850,016

Total Investments (Cost $19,749,867)(a)—99.4%		20,077,916
Other assets in excess of liabilities—0.6%		126,790

Net Assets—100.0%		$20,204,706

(a)	Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $1,098. Cost for federal income tax purposes differ from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$403,198
Unrealized depreciation	(74,051)

Net unrealized appreciation	$329,147

*	Represents next call date. Additional subsequent call dates and amounts also apply to this security.

AMBAC—American Municipal Bond Assurance Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Corporation

FSA—Financial Security Assurance

GO—General Obligation Bond

HUD—U.S. Department of Housing and Urban Development

MBIA—Municipal Bond Insurance Association

PSF-GTD—Public School Fund Guaranteed

Q-SBLF—Qualified School Bond Loan Fund

SBG—Savings Bond Guaranteed

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Asset Backed Securities (3.2%):
$3,582	ACLC Business Loan Receivables, Series 1998-1, Class A1, 6.44%, 9/15/19(b)	$3,581
65,677	ACLC Business Loan Receivables, Series 1998-1, Class A1I, 6.44%, 9/15/19(b)	65,677
1,159,432	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(b)	1,113,055
903,214	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(b)	903,214
879,936	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(b)	900,134
105,641	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20(b)	105,605
1,200,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20(b)	1,182,360
876,387	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(b)	894,244
2,100,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13(b)	2,097,749
56,973	Honda Auto Receivables Owners Trust, Series 2005-4, Class A2, 4.32%, 1/21/08	56,816
36,694	Origen Manufactured Housing, Series 2004-A, Class A2, 3.38%, 8/15/17	36,174
1,206,095	Peachtree Franchise Loan LLC., Series 1999-A, Class A1, 6.68%, 1/15/21(b)	1,212,681

Total Asset Backed Securities (Cost $7,798,536)		8,571,290

Mortgage Backed Securities (37.1%):
251,019	ABN AMRO Mortgage Corp., Series 2003-1, Class A2, 5.00%, 2/25/18	249,548
550,000	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A6, 5.75%, 1/25/33	545,539
39,649	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A1, 4.00%, 1/25/33	39,352

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,012,085	ABN AMRO Mortgage Corp., Series 2002-10, Class 1A8, 5.75%, 1/25/33	$1,016,903
65,342	Banc of America Alternative Loan Trust, Series 2004-5, Class 4A1, 5.00%, 6/25/19	64,481
1,340,508	Banc of America Alternative Loan Trust, Series 2004-4, Class 4A1, 5.75%, 5/25/34	1,326,843
1,029,755	Banc of America Alternative Loan Trust, Series 2004-9, Class 2CB2, 5.50%, 10/25/34	1,020,428
22,306	Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A1A, 7.11%, 11/15/31	22,605
713,582	Banc of America Mortgage Securities, Series 2003-1, Class 2A4, 5.00%, 2/25/18	694,182
942,539	Banc of America Mortgage Securities, Series 2004-2, Class 5A1, 6.50%, 10/25/31	954,960
265,439	Banc of America Mortgage Securities, Series 2003-F, Class 2A1, 3.73%, 7/25/33	258,888
654,998	Banc of America Mortgage Securities, Series 2004-1, Class 5A1, 6.50%, 9/25/33	658,682
404,420	Banc of America Mortgage Securities, Series 2004-2, Class 2A1, 5.25%, 3/25/34	400,762
377,473	Banc of America Mortgage Securities, Series 2004-E, Class 1A1, 3.52%**, 6/25/34	371,922
972,916	Banc of America Mortgage Securities, Series 2005-2, Class 1A2, 5.50%, 4/25/35	965,674
183,454	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-6, Class 1A1, 4.54%**, 9/25/34	182,218
44,195	Bear Stearns Alternative Trust, Series 2005-5, Class 26A1, 5.42%**, 7/25/35	43,180
1,983,332	Cendant Mortgage Corp., Series 2003-9, Class 2A2, 4.85%**, 11/25/18	1,946,291
105,526	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.25%, 10/25/33	104,404

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$2,125,237	Cendant Mortgage Corp., Series 2003-9, Class 1A6, 5.25%, 11/25/33	$2,104,357
480,384	Chase Mortgage Finance Corp., Series 2003-S1, Class 2A1, 5.00%, 2/25/18	476,765
171,008	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	170,600
94,268	Chase Mortgage Finance Corp., Series 2003-S5, Class A4, 5.50%, 6/25/33	92,188
76,720	Chase Mortgage Finance Corp., Series 2003-S15, Class 1A1, 6.00%, 1/25/34	76,797
273,417	Citicorp Mortgage Securities, Inc., Series 2003-4, Class A4, 5.00%, 3/25/18	267,810
55,299	Citicorp Mortgage Securities, Inc., Series 2003-3, Class A4, 5.50%, 3/25/33	54,996
80,699	Citicorp Mortgage Securities, Inc., Series 2003-5, Class 1A1, 5.50%, 4/25/33	80,221
364,599	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A3, 5.00%, 12/25/33	358,305
590,258	Citicorp Mortgage Securities, Inc., Series 2004-3, Class A9, 5.25%, 5/25/34	578,564
1,983,018	Citicorp Mortgage Securities, Inc., Series 2004-8, Class 1A1, 5.50%, 10/25/34	1,984,421
50,206	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA1, 6.50%, 10/25/33	50,675
339,554	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class WA2, 6.50%, 10/25/33	342,100
217,134	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 2CB3, 8.00%, 8/25/34	224,964
20,000	Commercial Mortgage Asset Trust, Series 1999-C1, Class A3, 6.64%, 1/17/32	20,610
177,364	Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1, 5.25%, 9/25/19	172,992

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$173,662	Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1, 6.00%, 10/25/32	$173,339
338,179	Countrywide Alternative Loan Trust, Series 2002-12, Class A7, 5.40%, 11/25/32	336,565
29,454	Countrywide Alternative Loan Trust, Series 2004-J2, Class 7A1, 6.00%, 12/25/33	29,178
753,565	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 1A2, 5.50%, 7/25/34	742,036
187,288	Countrywide Alternative Loan Trust, Series 2004-J8, Class 2A1, 7.00%, 8/25/34	187,620
151,193	Countrywide Alternative Loan Trust, Series 2004-35T2, Class A1, 6.00%, 2/25/35	151,125
1,583,060	Countrywide Home Loans, Series 2002-19, Class 2A4, 5.50%, 11/25/17	1,562,122
2,302,590	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	2,279,345
5,580	Countrywide Home Loans, Series 2002-32, Class 2A3, 5.00%, 1/25/18	5,559
484,420	Countrywide Home Loans, Series 2002-35, Class 4A3, 5.00%, 2/25/18	479,241
1,165,066	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	1,154,577
243,436	Countrywide Home Loans, Series 2003-J7, Class 3A2, 4.50%, 8/25/18	238,985
41,645	Countrywide Home Loans, Series 2002-31, Class A6, 4.50%, 1/25/33	41,226
92,863	Countrywide Home Loans, Series 2002-32, Class 1A4, 4.50%, 1/25/33	92,430
345,394	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	344,372
225,294	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	223,895

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$4,537	Countrywide Home Loans, Series 2003-J1, Class 1A7, 5.75%, 3/25/33	$4,518
1,067,257	Countrywide Home Loans, Series 2003-14, Class A19, 5.00%, 6/25/33	1,049,870
213,451	Countrywide Home Loans, Series 2003-14,Class A2, 5.50%, 6/25/33	210,627
401,212	Countrywide Home Loans, Series 2003-J7, Class 2A2, 5.00%, 8/25/33	396,851
22,295	Countrywide Home Loans, Series 2003-42, Class 1A1, 5.63%**, 9/25/33	22,447
529,597	Countrywide Home Loans, Series 2003-57, Class A1, 5.50%, 1/25/34	526,502
942,303	Countrywide Home Loans, Series 2004-1, Class A6, 5.50%, 2/25/34	936,635
455,324	Countrywide Home Loans, Series 2004-12, Class 12A1, 4.75%**, 8/25/34	449,785
156,951	Countrywide Home Loans, Series 2004-J8, Class 3A1, 5.50%, 12/25/34	156,314
272,145	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	271,447
55,129	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 4A1, 5.50%, 11/25/17	55,011
1,222,405	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	1,200,292
301,241	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 5A1, 5.50%, 2/25/19	298,369
246,164	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2A1, 7.50%, 5/25/32	248,464
306,866	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-10, Class 2B1, 7.50%, 5/25/32	308,281
322,505	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-34, Class 1A1, 7.50%, 12/25/32	325,028

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$587,992	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR2, Class 2A1, 4.88%**, 2/25/33	$589,355
86,300	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-1, Class 1A1, 7.00%, 2/25/33	86,343
121,356	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8, Class 5A1, 6.50%, 4/25/33	121,574
176,503	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-10, Class 1A1, 5.50%, 5/25/33	174,791
7,542,615	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	7,492,960
583,441	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 7A1, 6.50%, 12/25/33	586,430
495,560	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 1A1, 5.75%, 2/25/34	492,425
555,963	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR7, Class 2A1, 4.70%**, 11/25/34	550,648
512,990	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-08, Class 1A2, 5.25%, 12/25/34	501,144
27,311	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-8, Class 4A4, 5.50%, 12/25/34	26,909
22,777	Credit Suisse First Boston Mortgage Securities Corp., Series 1998-C1, Class A1B, 6.48%, 5/17/40	23,139
3,767	Fannie Mae, Series 1992-20, Class PZ, 7.50%, 2/25/07	3,764
29,044	Fannie Mae, Series 1992-139, Class A, 6.00%, 8/25/07	28,927
5,907	Fannie Mae, 7.50%, 11/1/07, Pool #50660	6,148
10,161	Fannie Mae, Series 1992-196, Class J, 6.00%, 11/25/07	10,138
27,510	Fannie Mae, Series 1993-191, Class PJ, 6.00%, 10/25/08	27,533
295,028	Fannie Mae, Series 1999-1, Class K, 5.50%, 12/25/08	293,527
10,072	Fannie Mae, 7.50%, 10/1/09, Pool #303057	10,164

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$186,952	Fannie Mae, Series 2003-24, Class BA, 4.00%, 4/25/17	$180,429
39,725	Fannie Mae, Series 2003-81, Class TB, 4.50%, 9/25/18	36,832
50,338	Fannie Mae, 6.23%**, 6/1/19, Pool #91574	50,841
2,139	Fannie Mae, Series 1991-108, Class J, 7.00%, 9/25/21	2,218
214,236	Fannie Mae, Series 1991-165, Class L, 7.50%, 12/25/21	218,002
6,731	Fannie Mae, Series 1992-11, Class E, 8.00%, 12/25/21	6,799
16,335	Fannie Mae, Series 1992-34, Class G, 8.00%, 3/25/22	16,533
2,801	Fannie Mae, Series 1994-72, Class H, 6.00%, 10/25/22	2,794
8,008	Fannie Mae, Series 1992-195, Class C, 7.50%, 10/25/22	8,364
149,338	Fannie Mae, 5.69%, 12/1/22, Pool #303247	151,450
31,692	Fannie Mae, Series 1993-210, Class PL, 6.50%, 4/25/23	31,813
5,999	Fannie Mae, Series 1993-183, Class K, 6.50%, 7/25/23	6,078
196,508	Fannie Mae, Series 1993-255, Class C, 6.55%, 12/25/23	197,937
27,398	Fannie Mae, Series 1993-250, Class Z, 7.00%, 12/25/23	28,220
15,120	Fannie Mae, Series G94-2, Class D, 6.45%, 1/25/24	15,361
19,000	Fannie Mae, Series 1996-42, Class LL, 7.50%, 9/25/26	19,858
150,246	Fannie Mae, Series 2003-33, Class PC, 4.50%, 3/25/27	149,509
22,403	Fannie Mae, Series 2002-82, Class QL, 5.00%, 5/25/27	22,277
64,743	Fannie Mae, Series 1999-1 Class PG, 6.50%, 4/25/28	64,573
9,836	Fannie Mae, Series 2002-36, Class HM, 6.50%, 12/25/29	9,811
248,301	Fannie Mae, 6.58%**, 2/1/30, Pool #556998	252,265
78,332	Fannie Mae, Series 2001-72, Class NH, 6.00%, 4/25/30	78,213
155,616	Fannie Mae, Series 2003-46, Class TC, 6.00%, 5/25/30	155,974
320,922	Fannie Mae, Series 2003-1, Class A, 5.50%, 8/25/30	320,673
48,239	Fannie Mae, Series 2003-120, Class HB, 6.50%, 1/25/31	48,198

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$132,261	Fannie Mae, Series 2002-63, Class CG, 5.50%, 6/25/31	$131,848
60,353	Fannie Mae, Series 2001-53, Class CL, 5.50%, 6/25/31	60,100
5,078	Fannie Mae, Series 2001-W1, Class AF5, 7.52%**, 8/25/31	5,058
20,408	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	20,191
17,701	Fannie Mae, Series 2004-90, Class XN, 4.35%, 3/25/34	17,014
872,495	Fannie Mae, Series 2005-112, Class BL, 6.50%, 12/25/35	883,235
8,993	Fannie Mae, Series 2004-W1, Class 1A3, 4.49%, 11/25/43	8,950
341,189	First Horizon Alternative Mortgage Securities, Series 2004-FA1, Class 1A1, 6.25%, 10/25/34	342,863
137,080	First Horizon Alternative Mortgage Securities, Series 2005-FA1, Class 1A6, 5.50%, 3/25/35	136,203
502,418	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	492,053
230,861	First Horizon Mortgage Pass-Through Trust, Series 2003-1, Class 1A2, 5.50%, 3/25/33	229,627
676,009	First Horizon Mortgage Pass-Through Trust, Series 2003-10, Class 1A2, 5.50%, 1/25/34	672,702
106,092	First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1, 5.34%**, 10/25/35	105,483
113,786	Freddie Mac, 5.00%, 11/1/06, Pool #M90685	111,953
1,185	Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06	1,184
61,043	Freddie Mac, 5.50%, 1/1/07, Pool #M90687	60,689
3,663	Freddie Mac, Series 1258, Class EB, 8.00%, 5/15/07	3,660
150,780	Freddie Mac, 5.00%, 9/1/07, Pool #M90754	148,351
6,824	Freddie Mac, Series 1458, Class K, 7.00%, 1/15/08	6,806
35,883	Freddie Mac, Series 1475, Class K, 7.00%, 2/15/08	35,788
10,000	Freddie Mac, Series 1539, Class PM, 6.50%, 6/15/08	10,001
20,215	Freddie Mac, 8.00%, 12/1/09, Pool #182015	21,238

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$67,235	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	$68,250
488,214	Freddie Mac, Series 2573, Class GA, 5.00%, 1/15/13	482,539
54,804	Freddie Mac, Series 2517, Class VL, 5.00%, 5/15/13	54,602
8,179	Freddie Mac, 5.50%, 1/1/14, Pool #E77412	8,144
122,845	Freddie Mac, Series 2752, Class EJ, 4.00%, 2/15/14	115,353
5,898	Freddie Mac, Series 2603, Class TB, 4.00%, 11/15/15	5,882
63,809	Freddie Mac, Series 2497, Class NF, 5.00%, 1/15/16	63,434
5,980	Freddie Mac, Series 2508, Class GL, 5.50%, 2/15/16	5,957
76,059	Freddie Mac, Series 2672, Class NF, 4.00%, 12/15/16	72,616
21,124	Freddie Mac, 5.88%, 3/1/17, Pool #350044	21,276
46,767	Freddie Mac, Series 2660, Class MH, 3.50%, 5/15/18	46,527
1,261,746	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	1,185,687
46,625	Freddie Mac, Series 2388, Class VD, 6.00%, 8/15/19	46,654
16,386	Freddie Mac, Series 2764, Class PH, 4.00%, 9/15/19	16,259
139,650	Freddie Mac, Series 33, Class D, 8.00%, 4/15/20	139,349
5,027	Freddie Mac, Series 2835, Class DG, 4.50%, 12/15/20	4,978
13,603	Freddie Mac, Series 114, Class H, 6.95%, 1/15/21	13,546
315,445	Freddie Mac, Series 85, Class C, 8.60%, 1/15/21	330,270
27,101	Freddie Mac, Series 2425, Class MD, 6.00%, 2/15/21	27,209
7,812	Freddie Mac, Series 139, Class G, 7.00%, 4/15/21	7,780
51,949	Freddie Mac, Series 180, Class H, 6.50%, 9/15/21	51,625
25,564	Freddie Mac, Series 1173, Class E, 6.50%, 11/15/21	25,500
22,991	Freddie Mac, Series 1163, Class JA, 7.00%, 11/15/21	22,938
518,123	Freddie Mac, Series 2478, Class BG, 5.00%, 12/15/21	513,694
204,479	Freddie Mac, Series 2516, Class EC, 5.00%, 2/15/22	201,984

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$75,591	Freddie Mac, Series 1228, Class M, 5.09%**, 3/15/22	$75,503
7,651	Freddie Mac, Series 1217, Class I, 7.00%, 3/15/22	7,634
9,760	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	10,188
15,548	Freddie Mac, Series 1312, Class I, 8.00%, 7/15/22	15,529
13,160	Freddie Mac, Series 1474, Class E, 7.00%, 2/15/23	13,187
36,082	Freddie Mac, Series 1643, Class E, 6.50%, 5/15/23	36,043
36,755	Freddie Mac, Series 1558, Class D, 6.50%, 7/15/23	37,212
19,280	Freddie Mac, Series 1568, Class D, 6.75%, 8/15/23	19,648
8,224	Freddie Mac, Series 29, Class J, 7.00%, 9/25/23	8,200
15,089	Freddie Mac, Series 1599, Class C, 6.10%, 10/15/23	15,223
38,381	Freddie Mac, Series 2957, Class KJ, 4.50%, 10/15/24	37,811
30,935	Freddie Mac, Series 2503, Class JD, 5.50%, 3/15/26	30,864
1,000	Freddie Mac, Series 53, Class A, 7.13%, 7/20/26	1,028
263,484	Freddie Mac, Series 2113, Class QE, 6.00%, 11/15/27	264,282
38,220	Freddie Mac, Series 2061, Class PT, 6.25%, 12/15/27	38,307
336,720	Freddie Mac, Series 2064, Class M, 6.00%, 6/15/28	341,902
134,909	Freddie Mac, Series 2517, Class DC, 5.00%, 5/15/29	134,174
3,281	Freddie Mac, Series 2535, Class PM, 4.25%, 6/15/29	3,274
1,003,300	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	981,502
12,000	Freddie Mac, Series 2290, Class LL, 6.50%, 2/15/31	12,243
307,629	Freddie Mac, Series 2523, Class BD, 6.00%, 1/15/32	311,102
5,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	5,081
106,471	Freddie Mac, Series T-60, Class 1A4B, 5.34%, 3/25/44	105,832
70,392	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A8, 4.25%, 3/25/18	70,038

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$651,956	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	$646,568
380,632	GMAC Mortgage Corp. Loan Trust, Series 2004-J4, Class A1, 5.50%, 9/25/34	376,988
287	Government National Mortgage Assoc., 8.00%, 11/15/06, Pool #13379	288
504	Government National Mortgage Assoc., 8.00%, 11/15/06, Pool #13173	504
2,006	Government National Mortgage Assoc., 8.00%, 8/15/07, Pool #18730	2,020
5,446	Government National Mortgage Assoc., 8.00%, 8/15/07, Pool #19641	5,483
345	Government National Mortgage Assoc., 8.00%, 9/15/07, Pool #19103	347
2,534	Government National Mortgage Assoc., 8.00%, 11/15/07, Pool #21277	2,551
3,192	Government National Mortgage Assoc., 8.00%, 11/15/07, Pool #20059	3,214
2,010	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #20866	2,024
1,288	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #20455	1,297
2,858	Government National Mortgage Assoc., 8.00%, 12/15/07, Pool #14999	2,878
3,461	Government National Mortgage Assoc., 8.00%, 2/15/08, Pool #23055	3,512
782	Government National Mortgage Assoc., 8.00%, 2/15/08, Pool #22610	793
14,989	Government National Mortgage Assoc., 7.00%, 9/15/09, Pool #380616	15,454
41,502	Government National Mortgage Assoc., Series 2002-67, Class VA, 6.00%, 3/20/13	41,476

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$20,906	Government National Mortgage Assoc., 5.63%**, 2/20/16, Pool #8103	$21,055
41,364	Government National Mortgage Assoc., 5.13%**, 12/20/18, Pool #8437	41,571
11,878	Government National Mortgage Assoc., Series 2002-25, Class B, 6.21%, 3/16/21	12,048
18,047	Government National Mortgage Assoc., 5.13%**, 12/20/21, Pool #8889	18,169
40,829	Government National Mortgage Assoc., 5.38%**, 1/20/23, Pool #8123	40,960
1,488	Government National Mortgage Assoc., 6.50%, 7/15/23, Pool #350795	1,522
1,366	Government National Mortgage Assoc., 7.50%, 3/15/24, Pool #376439	1,424
934	Government National Mortgage Assoc., 7.00%, 4/20/24, Pool #1655	961
34,772	Government National Mortgage Assoc., 5.38%**, 1/20/25, Pool #8580	34,927
48,064	Government National Mortgage Assoc., 5.38%**, 1/20/25, Pool #8585	48,330
664	Government National Mortgage Assoc., 6.50%, 12/15/25, Pool #414856	680
21,014	Government National Mortgage Assoc., 5.38%**, 3/20/26, Pool #8832	21,099
950	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	1,009
754	Government National Mortgage Assoc., 7.00%, 11/20/26, Pool #2320	776
21,920	Government National Mortgage Assoc., 5.13%**, 12/20/27, Pool #80141	22,063
35,198	Government National Mortgage Assoc., Series 2003-12, Class ON, 4.00%, 2/16/28	34,884

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$22,849	Government National Mortgage Assoc., 5.25%**, 3/20/29, Pool #80263	$22,879
10,000	Government National Mortgage Assoc., Series 2002-70, Class TN, 5.25%, 10/20/29	9,953
70,027	Government National Mortgage Assoc., 5.00%**, 11/20/29, Pool #876947	70,047
39,322	Government National Mortgage Assoc., Series 2001-56, Class PQ, 6.00%, 8/20/30	39,518
17,966	Government National Mortgage Assoc., Series 2002-12, Class MB, 6.50%, 10/20/31	18,249
1,543	Government National Mortgage Assoc., Series 2002-75, Class BL, 6.00%, 3/20/32	1,539
233,892	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	233,078
248,231	GSR Mortgage Loan Trust, Series 2003-3F, Class 2A1, 4.50%, 4/25/33	240,675
1,885,158	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	1,860,353
801,462	GSR Mortgage Loan Trust, Series 2005-AR2, Class 1A2, 4.60%**, 4/25/35	792,008
320,497	GSR Mortgage Loan Trust, Series 2005-8F, Class 3A4, 6.00%, 11/25/35	320,134
380,923	Indymac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A, 4.51%**, 8/25/34	380,510
674,554	JP Morgan Adjustable Rate Mortgage Trust, Series 2005-A2, Class 3A1, 4.91%**, 4/25/35	666,320
219,000	Lehman Mortgage Trust, Series 2005-2, Class 2A3, 5.50%, 12/25/35	218,090
225,595	Master Alternative Loans Trust, Series 2003-8, Class 4A1, 7.00%, 12/25/33	229,258
25,752	Master Alternative Loans Trust, Series 2004-1, Class 3A1, 7.00%, 1/25/34	26,133

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,380,861	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	$1,387,765
27,104	Master Alternative Loans Trust, Series 2004-3, Class 3A1, 6.00%, 4/25/34	26,850
16,283	Master Alternative Loans Trust, Series 2004-3, Class 8A1, 7.00%, 4/25/34	16,314
578,525	Master Alternative Loans Trust, Series 2004-5, Class 6A1, 7.00%, 6/25/34	591,155
518,453	Master Asset Securitization Trust, Series 2003-11, Class 7A6, 5.25%, 2/25/15	511,971
511,088	Master Asset Securitization Trust, Series 2002-8, Class 1A2, 5.25%, 12/25/17	504,267
1,338,606	Master Asset Securitization Trust, Series 2003-3, Class 2A1, 5.00%, 4/25/18	1,307,234
320,253	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	318,699
514,972	Master Asset Securitization Trust, Series 2003-8, Class 3A9, 5.25%, 9/25/33	502,809
2,255,207	Master Asset Securitization Trust, Series 2004-9, Class 2A1, 5.50%, 9/25/34	2,233,079
29,946	Merrill Lynch Mortgage Investors, Inc., Series 1998-C1, Class A2, 6.48%**, 11/15/26	30,317
25,245	Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class 2A2, 4.60%**, 2/25/34	25,007
79,833	Merrill Lynch Mortgage Investors, Inc., Series 2004-A2, Class 1A, 3.79%**, 7/25/34	80,147
292,215	Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 2A2, 4.08%**, 8/25/34	289,839
2,069,978	Morgan Stanley Mortgage Loan Trust, Series 2004-9, Class 1A, 6.21%**, 11/25/34	2,076,447
1,219,145	Prime Mortgage Trust, Series 2004-CL1, Class 2A1, 5.00%, 2/25/19	1,189,170
426,902	RAAC, Series 2004-SP2, Class A1, 6.05%, 1/25/32	430,864

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$85,000	RAAC, Series 2005-SP1, Class 2A7, 5.25%, 9/25/34	$84,320
250,000	Residential Accredit Loans, Inc., Series 2002-QS8, Class A5, 6.25%, 6/25/17	249,247
64,872	Residential Accredit Loans, Inc., Series 2001-QS16, Class A2, 6.25%, 11/25/31	64,606
56,222	Residential Accredit Loans, Inc., Series 2001-QS18, Class A1, 6.50%, 12/25/31	55,994
508,374	Residential Accredit Loans, Inc., Series 2002-QS19, Class A5, 4.20%, 12/25/32	491,136
140,862	Residential Accredit Loans, Inc., Series 2003-QS2, Class A6, 4.50%, 2/25/33	140,259
1,299,581	Residential Accredit Loans, Inc., Series 2004-QS11, Class A3, 5.50%, 8/25/34	1,289,514
663,165	Residential Accredit Loans, Inc., Series 2004-QA4, Class NB21, 5.38%**, 9/25/34	655,046
18,327	Residential Asset Mortgage Products, Inc, Series 2004-RS2, Class AI2, 3.35%, 8/25/29	18,245
482,624	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	487,584
1,407,655	Residential Asset Mortgage Products, Inc., Series 2002-RS2, Class AI5, 6.03%, 3/25/32	1,402,296
56,761	Residential Asset Securities Corp., Series 2003-KS1, Class M2, 7.08%**, 1/25/33	56,861
763,072	Residential Funding Mortgage Securities I, Series 2002-S20, Class A1, 4.00%, 12/25/17	739,435
159,655	Residential Funding Mortgage Securities I, Series 2003-S9, Class A1, 6.50%, 3/25/32	159,761
1,393,065	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	1,386,439
34,432	Residential Funding Mortgage Securities I, Series 2003-S2, Class A1, 5.00%, 2/25/33	34,298
948,761	Residential Funding Mortgage Securities I, Series 2004-S6, Class 1A4, 5.50%, 6/25/34	938,363

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$486,504	Residential Funding Securities Corp., Series 2002-RM1, Class AI1, 5.50%, 12/25/17	$482,129
81,101	Structured Adjustable Rate Mortgage Loan, Series 2004-1, Class 3A1, 5.14%**, 2/25/34	82,504
411,386	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	410,406
4,220	Structured Asset Securities Corp., Series 2002-8A, Class 6A, 6.71%**, 5/25/32	4,206
251,747	Structured Asset Securities Corp., Series 2003-21, Class 1A3, 5.50%, 7/25/33	249,112
623,548	Structured Asset Securities Corp., Series 2004-20, Class 4A1, 6.00%, 11/25/34	620,424
7,000	Structured Mortgage Asset Residential Trust, Series 1992-12B, Class G, 7.60%, 1/25/24	6,973
95,817	Summit Mortgage Trust, Series 2001-1, Class B1, 6.57%**, 12/28/12	96,775
72,974	Wachovia Asset Securitization, Inc., Series 2002-1, Class 2A1, 6.25%, 10/25/33	72,557
853,660	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%**, 8/20/35	831,375
23,222	Washington Mutual, Series 2002-S8, Class 2A7, 5.25%, 1/25/18	22,801
125,724	Washington Mutual, Series 2003-S13, Class 21A1, 4.50%, 12/25/18	120,755
568,353	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	547,630
13,459	Washington Mutual, Series 2003-MS3, Class 1A17, 5.75%, 3/25/33	13,406
22,919	Washington Mutual, Series 2003-MS8, Class 1A7, 5.50%, 5/25/33	22,827
2,000,000	Washington Mutual, Series 2003-AR5, Class A6, 3.70%**, 6/25/33	1,934,479
455,666	Washington Mutual, Series 2003-S3, Class 1A46, 5.00%, 6/25/33	444,254
780,452	Washington Mutual, Series 2003-S5, Class 1A1, 5.50%, 6/25/33	763,846

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$930,000	Washington Mutual, Series 2003-AR10, Class A5, 4.06%**, 10/25/33	$908,359
517,116	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 2A1, 6.00%, 4/25/17	515,260
530,388	Washington Mutual Mortgage Pass-Through Trust, Class 2002-MS7, Series 2A1, 5.50%, 10/25/17	526,575
658,994	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	642,362
286,481	Washington Mutual Mortgage Pass-Through Trust, Series 2003-MS2, Class 3A1, 5.00%, 3/25/18	278,511
810,907	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS2, Class 3A1, 6.50%, 5/25/32	808,188
8,867	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS10, Class 1A10, 5.50%, 1/25/33	8,831
247,897	Wells Fargo Financial Auto Owner Trust, Series 2004-A, Class A3, 2.06%, 6/16/08	247,390
669,415	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	658,030
25,508	Wells Fargo Mortgage Backed Securities Trust, Series 2003-3, Class 1A21, 5.25%, 4/25/33	25,395
103,430	Wells Fargo Mortgage Backed Securities Trust, Series 2003-4, Class A15, 5.50%, 6/25/33	102,833
297,431	Wells Fargo Mortgage Backed Securities Trust, Series 2003-9, Class 1A12, 5.25%, 8/25/33	292,594
4,655,948	Wells Fargo Mortgage Backed Securities Trust, Series 2004-1, Class A29, 5.50%, 2/25/34	4,572,708
115,000	Wells Fargo Mortgage Backed Securities Trust, Series 2004-N, Class A3, 4.10%**, 8/25/34	113,745
32,350	Wells Fargo Mortgage Backed Securities Trust, Series 2004-W, Class A4, 4.60%, 11/25/34	32,205

Total Mortgage Backed Securities (Cost $99,133,701)		97,909,483

Principal Amount	Security Description	Value
Corporate Bonds (8.3%):
Aerospace & Defense (0.5%):
$1,250,000	Boeing Capital Corp., 5.75%, 2/15/07	$1,252,405

Banking (2.9%):
3,195,000	Bank of America Corp., 7.70%, 12/31/26, Callable 12/31/06 @ 103.78*(c)	3,330,720
500,000	JP Morgan Chase & Co., 6.50%, 1/15/09	511,820
1,000,000	Keycorp, 2.75%, 2/27/07	984,979
3,000,000	Keycorp, 5.71%**, 7/23/07	3,006,693

		7,834,212

Brokerage Services (0.3%):
700,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	685,365

Financial—Leasing Company (1.1%):
3,000,000	International Lease Finance Corp., 5.32%, 12/9/07	2,992,776

Financial Services (3.5%):
50,000	Allstate Financial Global Funding II, 2.63%, 10/22/06	49,806
1,000,000	Household Finance Corp., 7.70%, 7/15/22	1,007,630
1,500,000	Preferred Term Securities IV, 4.91%**, 6/24/34, Callable 6/24/09 @ 100*(c)	1,470,000
500,000	Preferred Term Securities IX, 7.26%**, 4/3/33, Callable 4/3/08 @ 100*(c)	500,000
2,615,000	Preferred Term Securities XIII, 4.63%**, 3/24/34, Callable 3/24/09 @ 100*(c)	2,500,594
2,000,000	Preferred Term Securities XV, 6.98%**, 9/24/34, Callable 9/26/09 @ 100*(c)	2,000,000
1,800,000	Preferred Term Securities XVI, 4.44%**, 3/23/35, Callable 12/23/09 @ 100*(c)	1,730,250

		9,258,280

Total Corporate Bonds (Cost $22,199,207)		22,023,038

U.S. Government Agencies (39.2%):
Fannie Mae (12.5%):
40,000	2.70%, 10/6/06, Continuously Callable @ 100	39,891
395,000	2.77%, 12/29/06	391,659

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$145,000	3.00%, 2/20/07, Continuously Callable @ 100	$143,411
100,000	3.38%, 5/15/07, Callable 11/9/06 @ 100*	98,655
10,000,000	5.05%, 8/9/07, Continuously Callable @ 100	9,972,551
50,000	3.25%, 8/13/07, Continuously Callable @ 100	49,062
460,000	2.79%, 10/12/07, Callable 10/12/06 @ 100*	447,965
240,000	3.50%**, 12/17/07, Continuously Callable @ 100	235,542
117,000	3.00%, 1/8/08, Continuously Callable @ 100	113,536
75,000	3.25%**, 1/28/08, Continuously Callable @ 100	73,597
100,000	4.13%**, 1/28/08, Callable 10/28/06 @ 100*	99,339
376,000	3.00%**, 3/25/08, Continuously Callable @ 100	367,521
2,000,000	5.00%**, 4/25/08	1,993,494
115,000	4.00%**, 5/13/08, Continuously Callable @ 100	113,627
25,000	4.50%**, 7/1/08, Continuously Callable @ 100	24,758
1,000,000	5.00%**, 7/7/08, Continuously Callable @ 100	997,911
105,000	4.00%, 8/25/08, Continuously Callable @ 100	103,543
1,250,000	4.02%, 8/26/08, Callable 2/26/07 @ 100*	1,223,961
93,000	3.38%, 8/27/08, Continuously Callable @ 100	89,959
87,000	3.38%**, 9/23/08, Continuously Callable @ 100	85,146
133,000	4.00%**, 12/15/08, Callable 12/15/06 @ 100*	131,081
75,000	4.05%**, 12/15/08, Callable 9/15/06 @ 100*	74,580
100,000	4.00%**, 1/14/09, Continuously Callable @ 100	98,519
2,500,000	4.13%, 1/27/09, Continuously Callable @ 100	2,447,530
500,000	4.00%, 1/30/09, Continuously Callable @ 100	487,661
215,000	4.50%**, 6/3/09, Continuously Callable @ 100	212,816

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$1,010,000	3.50%**, 9/16/09, Callable 9/16/06 @ 100*	$999,709
865,000	3.30%**, 9/29/09, Callable 9/29/06 @ 100*	863,320
1,500,000	4.50%, 9/30/09, Continuously Callable @ 100	1,472,706
85,000	3.50%**, 10/21/09, Continuously Callable @ 100	83,433
200,000	4.00%**, 12/9/09, Continuously Callable @ 100	197,069
84,000	4.00%**, 2/26/10, Continuously Callable @ 100	82,385
95,000	4.00%**, 3/10/10, Continuously Callable @ 100	93,440
125,000	4.00%, 3/26/10, Callable 3/26/07 @ 100*	120,700
75,000	4.50%**, 4/7/10, Continuously Callable @ 100	74,445
200,000	4.50%**, 4/29/10, Continuously Callable @ 100	197,000
15,000	4.00%**, 6/9/10, Continuously Callable @ 100	14,778
1,000,000	4.50%**, 7/6/10, Callable 10/6/06 @ 100*	985,974
150,000	4.00%**, 7/21/10, Continuously Callable @ 100	147,616
100,000	5.00%**, 7/22/10, Continuously Callable @ 100	99,125
1,200,000	4.00%**, 7/28/10, Callable 1/28/07 @ 100*	1,177,967
40,000	5.00%**, 8/5/10, Continuously Callable @ 100	39,668
50,000	6.00%**, 8/10/10, Callable 11/10/06 @ 100*	50,027
290,000	5.00%**, 8/12/10, Continuously Callable @ 100	287,571
25,000	4.00%**, 11/29/10, Continuously Callable @ 100	24,705
50,000	4.00%**, 3/30/11, Continuously Callable @ 100	49,335
134,000	3.00%**, 9/16/11, Continuously Callable @ 100	130,164
200,000	3.00%**, 10/7/11, Continuously Callable @ 100	194,036
55,000	3.25%**, 10/14/11, Continuously Callable @ 100	53,937
45,000	4.38%**, 12/30/11, Continuously Callable @ 100	44,783

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$151,000	4.25%**, 10/19/12, Callable 10/19/06 @ 100*	$148,735
50,000	4.00%**, 10/26/12, Continuously Callable @ 100	49,091
100,000	4.75%**, 4/26/13, Callable 10/26/06 @ 100*	97,734
20,000	4.00%**, 6/10/13, Continuously Callable @ 100	19,726
2,500,000	5.00%**, 9/24/13, Callable 9/24/06 @ 100*	2,465,873
340,000	4.25%**, 10/18/13, Callable 10/18/06 @100*	334,517
43,000	4.13%**, 11/30/13, Continuously Callable @ 100	42,403
135,000	4.00%**, 8/11/14, Callable 11/11/06 @ 100*	132,874
150,000	4.13%**, 9/2/14, Continuously Callable @ 100	147,246
10,000	4.50%**, 9/17/14, Callable 9/17/06 @ 100*	9,765
100,000	4.00%**, 9/30/14, Continuously Callable @ 100	98,745
1,000,000	5.00%**, 11/28/14, Callable 11/28/06 @ 100*	985,395
150,000	4.00%**, 12/22/14, Continuously Callable @ 100	147,620
40,000	4.00%**, 3/3/16, Callable 9/3/06 @ 100*	39,053
13,000	4.00%**, 8/25/16, Continuously Callable @ 100	12,796
388,000	4.00%**, 9/16/16, Continuously Callable @ 100	381,556
105,000	5.00%**, 11/29/18, Continuously Callable @ 100	103,387
90,000	5.00%**, 12/28/18, Callable 12/28/06 @ 100*	88,491
137,000	4.00%**, 4/15/19, Callable 10/15/06 @ 100*	131,518

		33,037,733

Federal Farm Credit Bank (1.3%):
100,000	3.25%, 12/15/06	99,386
40,000	2.43%, 3/22/07, Continuously Callable @ 100	39,362
100,000	3.38%, 9/24/07, Continuously Callable @ 100	98,082
500,000	3.45%, 9/24/07, Continuously Callable @ 100	490,794

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Farm Credit Bank, continued:
$100,000	3.00%, 4/1/08, Continuously Callable @ 100	$96,819
2,300,000	3.97%, 6/17/08, Continuously Callable @ 100	2,254,826
300,000	3.50%, 7/28/08, Continuously Callable @ 100	291,344
15,000	4.13%, 12/10/08, Continuously Callable @ 100	14,687

		3,385,300

Federal Home Loan Bank (18.5%):
40,000	3.17%, 9/29/06, Continuously Callable @ 100	39,929
100,000	4.00%**, 9/29/06	99,881
50,000	2.80%**, 10/16/06, Continuously Callable @ 100	49,837
100,000	4.00%, 10/20/06	99,796
140,000	2.55%, 10/27/06	139,372
400,000	3.67%, 12/14/06, Callable 9/14/06 @ 100*	398,110
75,000	2.38%, 12/26/06, Callable 9/26/06 @ 100*	74,287
400,000	3.25%, 12/26/06, Callable 9/26/06 @ 100*	397,287
100,000	3.00%**, 1/8/07	99,171
200,000	4.00%**, 2/13/07, Callable 11/13/06 @ 100*	198,772
50,000	3.30%, 2/26/07, Callable 11/26/06 @ 100*	49,504
65,000	3.75%, 3/7/07	64,470
200,000	2.80%, 3/9/07, Continuously Callable @ 100	197,387
200,000	4.00%, 3/16/07, Callable 9/16/06 @ 100*	198,503
25,000	4.00%, 3/28/07, Callable 9/28/06 @ 100*	24,809
100,000	3.15%, 4/23/07, Continuously Callable @ 100	98,622
600,000	3.00%**, 4/27/07, Callable 10/27/06 @ 100*	591,032
350,000	3.15%, 4/27/07, Continuously Callable @ 100	345,102
200,000	4.13%, 4/27/07, Callable 10/27/06 @ 100*	198,438
200,000	3.00%, 4/30/07, Callable 10/30/06 @ 100*	196,977
1,490,000	3.09%, 4/30/07, Callable 10/30/06 @ 100*	1,468,343

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$100,000	3.28%, 5/9/07, Callable 11/9/06 @ 100*	$98,622
550,000	3.50%**, 5/10/07, Callable 11/10/06 @ 100*	543,198
1,000,000	2.60%, 6/4/07, Continuously Callable @ 100	979,934
65,000	4.00%, 6/25/07, Callable 9/25/06 @ 100*	64,329
125,000	2.28%, 6/26/07, Callable 12/26/06 @ 100*	121,994
25,000	4.25%, 6/28/07, Callable 9/28/06 @ 100*	24,787
100,000	2.25%, 7/2/07, Continuously Callable @ 100	97,526
125,000	2.35%, 7/9/07, Continuously Callable @ 100	121,945
200,000	3.15%, 8/13/07, Continuously Callable @ 100	196,088
300,000	3.19%, 8/13/07, Callable 11/13/06 @ 100*	294,242
50,000	3.21%, 8/20/07, Callable 11/20/06 @ 100*	49,033
200,000	3.80%, 8/24/07, Continuously Callable @ 100	197,205
100,000	3.35%, 8/27/07, Callable 11/27/06 @ 100*	98,165
350,000	3.38%, 9/7/07, Continuously Callable @ 100	343,545
700,000	3.95%**, 9/24/07	690,697
100,000	3.60%, 10/19/07, Callable 10/19/06 @ 100*	98,233
500,000	3.45%, 11/9/07, Continuously Callable @ 100	489,983
300,000	4.25%**, 11/19/07, Callable 11/19/06 @ 100*	297,693
60,000	3.53%, 11/23/07, Continuously Callable @ 100	58,826
50,000	3.54%, 11/30/07, Continuously Callable @ 100	49,013
50,000	3.64%, 11/30/07, Continuously Callable @ 100	49,075
100,000	3.00%, 12/12/07, Callable 9/12/06 @ 100*	97,335
100,000	3.65%, 12/14/07, Callable 9/14/06 @ 100*	98,133
500,000	3.75%**, 12/19/07, Callable 9/19/06 @ 100*	493,454

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$100,000	4.08%, 12/28/07, Callable 12/28/06 @ 100*	$98,613
3,000,000	4.00%**, 1/25/08, Callable 10/25/06 @ 100*	2,978,123
1,000,000	4.03%, 1/28/08, Continuously Callable @ 100	985,190
1,500,000	4.00%, 2/1/08, Callable 11/1/06 @ 100*	1,476,863
250,000	3.02%, 3/12/08, Callable 9/12/06 @ 100*	242,440
25,000	4.27%, 3/17/08, Callable 9/17/06 @ 100*	24,684
250,000	3.00%, 4/1/08, Continuously Callable @ 100	242,128
100,000	3.65%**, 7/16/08, Callable 10/16/06 @ 100*	97,913
100,000	3.03%, 7/22/08, Callable 9/22/06 @ 100*	96,357
100,000	4.00%**, 7/24/08, Callable 10/24/06 @ 100*	98,699
250,000	3.40%, 7/30/08, Callable 10/30/06 @ 100*	242,449
150,000	3.51%, 8/4/08, Continuously Callable @ 100	145,725
400,000	4.25%**, 8/14/08, Callable 11/14/06 @ 100*	395,423
5,000,000	3.75%, 8/15/08	4,879,084
140,000	4.00%**, 8/20/08, Callable 11/20/06 @ 100*	137,953
200,000	5.00%**, 8/28/08, Callable 11/28/06 @ 100*	199,291
100,000	4.20%, 9/2/08, Continuously Callable @ 100	98,282
50,000	4.10%, 10/21/08, Continuously Callable @ 100	49,000
10,000	4.02%, 10/22/08, Callable 9/22/06 @ 100*	9,786
100,000	5.00%**, 10/23/08, Callable 10/23/06 @ 100*	99,388
50,000	4.15%, 11/20/08, Callable 11/20/06 @ 100*	49,018
200,000	4.00%**, 11/28/08, Callable 11/28/06 @ 100*	197,429
50,000	4.00%, 12/1/08, Continuously Callable @ 100	48,823
290,000	4.00%**, 12/16/08, Callable 9/16/06 @ 100*	287,727

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$900,000	4.50%**, 12/26/08	$889,465
100,000	3.50%**, 12/30/08, Callable 9/30/06 @ 100*	97,579
110,000	4.00%, 12/30/08, Continuously Callable @ 100	107,417
175,000	5.15%, 1/26/09, Callable 10/26/06 @ 100*	174,127
100,000	3.57%, 1/30/09, Callable 10/30/06 @ 100*	96,678
300,000	4.00%**, 2/27/09, Callable 11/27/06 @ 100*	296,903
370,000	4.25%**, 5/12/09, Callable 11/12/06 @ 100*	365,830
100,000	4.25%**, 5/26/09, Callable 11/26/06 @ 100*	98,835
250,000	4.00%**, 6/5/09, Callable 9/5/06 @ 100*	246,551
500,000	4.50%**, 8/17/09, Callable 11/17/06 @ 100*	493,781
125,000	4.00%**, 8/26/09, Callable 11/26/06 @ 100*	123,627
200,000	3.25%**, 9/30/09, Callable 9/30/06 @ 100*	194,962
120,000	3.50%**, 10/14/09, Callable 10/14/06 @ 100*	117,784
100,000	4.00%**, 10/15/09, Callable 10/15/06 @ 100*	97,709
500,000	3.25%**, 11/10/09, Callable 11/10/06 @ 100*	497,705
100,000	4.00%**, 11/24/09, Callable 11/24/06 @ 100*	98,903
200,000	4.00%**, 12/15/09, Callable 12/15/06 @ 100*	197,972
1,700,000	3.50%**, 12/29/09, Callable 12/29/06 @ 100*	1,689,254
2,500,000	4.00%**, 2/25/10, Callable 11/25/06 @ 100*	2,471,992
500,000	4.13%**, 3/29/10, Callable 9/29/06 @ 100*	495,942
1,000,000	5.00%**, 4/12/10, Callable 10/12/06 @ 100*	996,654
500,000	4.50%**, 6/30/10, Callable 9/30/06 @ 100*	493,559
500,000	4.63%**, 8/6/10, Callable 11/06/06 @ 100*	494,744
150,000	3.00%**, 10/14/10, Callable 10/14/06 @ 100*	149,566

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$100,000	5.00%**, 11/17/10, Callable 11/17/06 @ 100*	$99,335
300,000	4.00%**, 11/23/10, Callable 11/23/06 @ 100*	298,883
100,000	4.00%**, 12/9/11, Callable 9/9/06 @ 100*	98,197
300,000	3.25%**, 12/30/11, Callable 9/30/06 @ 100*	294,614
175,000	4.00%**, 6/11/13, Callable 9/11/06 @ 100*	171,355
200,000	3.25%**, 7/10/13, Callable 10/10/06 @ 100*	190,098
1,000,000	3.50%**, 7/30/13, Callable 1/30/07 @ 100*	980,867
1,000,000	3.50%**, 1/30/14, Callable 1/30/07 @ 100*	991,880
100,000	4.00%**, 2/27/14, Callable 2/27/07 @ 100*	98,588
577,778	4.75%**, 4/30/14, Callable 10/30/06 @ 100*	568,383
700,000	4.25%**, 12/17/14, Callable 9/17/06 @ 100*	684,993
100,000	4.00%**, 3/9/15, Callable 9/9/06 @ 100*	98,665
1,750,000	5.00%**, 10/20/15, Callable 10/20/06 @ 100*	1,741,250
500,000	5.00%**, 5/21/18, Callable 11/21/06 @ 100*	489,822
230,000	5.00%**, 6/4/18, Callable 9/4/06 @ 100*	222,549
3,000,000	5.00%**, 7/16/18, Callable 10/16/06 @ 100*	2,903,357
1,500,000	4.50%**, 7/23/18, Callable 10/23/06 @ 100*	1,435,358
200,000	4.50%**, 7/24/18, Callable 10/24/06 @ 100*	191,726
450,000	4.00%**, 8/6/18, Callable 11/6/06 @ 100*	434,828
1,700,000	4.00%**, 8/6/18, Callable 11/6/06 @ 100*	1,665,791
200,000	4.00%**, 12/17/18, Callable 9/17/06 @ 100*	198,999
295,000	4.00%**, 4/29/19, Callable 10/29/06 @ 100*	291,425

		49,001,574

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac (6.9%):
$50,000	3.25%, 11/24/06	$49,753
500,000	3.05%, 1/19/07	495,607
225,000	3.50%, 7/30/07, Callable 1/30/07 @ 100*	221,433
5,000,000	4.40%, 8/22/07	4,955,564
100,000	3.00%, 1/23/08, Callable 1/23/07 @ 100*	97,156
100,000	3.50%, 3/12/08, Callable 9/12/06 @ 100*	97,673
1,000,000	3.25%, 5/14/08, Callable 11/14/06 @ 100*	970,375
500,000	3.75%**, 6/23/08, Continuously Callable @ 100	491,456
520,000	3.00%, 7/9/08, Continuously Callable @ 100	501,097
75,000	4.00%**, 7/28/08, Callable 1/28/07 @ 100*	73,580
200,000	4.50%**, 8/19/08, Continuously Callable @ 100	198,338
60,000	4.00%**, 10/15/08, Continuously Callable @ 100	59,260
100,000	4.00%**, 11/12/08, Callable 11/12/06 @ 100*	98,809
150,000	4.00%**, 11/15/08, Continuously Callable @ 100	148,139
200,000	3.75%**, 12/15/08, Continuously Callable @ 100	197,403
250,000	3.25%, 12/18/08, Continuously Callable @ 100	240,365
40,000	4.00%**, 1/15/09, Continuously Callable @ 100	39,643
25,000	4.00%**, 2/3/09, Callable 2/3/07 @ 100*	24,640
39,000	4.00%**, 4/15/09, Continuously Callable @ 100	38,412
55,000	4.00%**, 8/15/09, Continuously Callable @ 100	53,992
175,000	4.25%**, 8/15/09, Continuously Callable @ 100	172,689
750,000	5.00%, 9/1/09, Callable 9/1/06 @ 100*	742,634
200,000	3.25%**, 9/30/09, Continuously Callable @ 100	195,002
67,000	3.50%**, 10/15/09, Continuously Callable @ 100	65,778
65,000	4.00%**, 10/15/09, Continuously Callable @ 100	63,951

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
$159,000	3.50%**, 11/15/09, Continuously Callable @ 100	$155,895
49,000	4.00%**, 11/15/09, Continuously Callable @ 100	48,394
125,000	4.00%**, 11/15/09, Continuously Callable @ 100	123,133
50,000	4.00%**, 11/15/09, Continuously Callable @ 100	49,382
1,500,000	4.50%**, 11/18/09, Continuously Callable @ 100	1,476,138
2,000,000	4.85%, 12/1/09, Callable 12/1/06 @ 100*	1,976,646
105,000	4.55%**, 12/15/09, Callable 12/15/06 @ 100*	104,441
20,000	3.75%**, 1/15/10, Continuously Callable @ 100	19,700
330,000	4.00%**, 3/26/10, Callable 9/26/06 @ 100*	324,973
1,000,000	4.13%, 5/12/10, Continuously Callable @ 100	970,000
20,000	3.50%**, 7/15/10, Continuously Callable @ 100	19,380
10,000	4.25%**, 11/15/10, Callable 11/15/06 @ 100*	9,917
210,000	4.50%**, 11/30/10, Continuously Callable @ 100	207,249
700,000	4.63%**, 12/15/10, Continuously Callable @ 100	690,537
100,000	3.75%**, 10/27/11, Continuously Callable @ 100	97,830
45,000	3.00%**, 11/18/11, Callable 11/18/06 @ 100*	44,731
400,000	4.00%**, 10/26/12, Callable 1/26/07 @ 100*	395,044
455,000	4.25%**, 9/19/13, Callable 9/19/06 @ 100*	454,772
125,000	4.00%**, 11/26/13, Callable 11/26/06 @ 100*	122,676
50,000	4.00%**, 2/15/14, Continuously Callable @ 100	49,172
15,000	4.00%**, 10/28/14, Continuously Callable @ 100	14,613
50,000	4.25%**, 8/4/15, Continuously Callable @ 100	48,424
25,000	4.00%**, 9/29/15, Callable 9/29/06 @ 100*	24,963
70,000	4.50%**, 10/15/15, Continuously Callable @ 100	69,014

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
$70,000	4.00%**, 3/15/16, Continuously Callable @ 100	$68,408
100,000	5.00%**, 4/15/18, Continuously Callable @ 100	98,171
84,000	5.00%**, 12/24/18, Callable 9/24/06 @ 100*	82,455
30,000	4.00%**, 1/22/19, Callable 10/21/06 @ 100*	29,805
100,000	4.00%**, 9/13/19, Callable 9/13/06 @100*	97,164

		18,165,776

Total U.S. Government Agencies (Cost $104,335,391)		103,590,383

Shares or Principal Amount	Security Description	Value
U.S. Treasury Notes (9.6%):
$6,500,000	2.50%, 10/31/06	$6,472,070
5,000,000	3.13%, 5/15/07	4,933,010
5,000,000	4.88%, 5/31/08	5,003,125
2,000,000	3.13%, 4/15/09	1,922,578
2,000,000	3.63%, 7/15/09	1,942,812
5,000,000	4.50%, 2/28/11	4,960,940

Total U.S. Treasury Notes (Cost $25,331,053)		25,234,535

Investments in Affiliates (1.9%):
4,990,085	American Performance Institutional Cash Management Fund	4,990,085

Total Investments in Affiliates (Cost $4,990,085)		4,990,085

Total Investments (Cost $263,787,973)(a)—99.3%		262,318,814
Other assets in excess of liabilities—0.7%		1,719,466

Net Assets—100.0%		$264,038,280

(a)	Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $303,693. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation.	$1,468,297
Unrealized depreciation.	(2,633,763)

Net unrealized depreciation.	$(1,165,466)

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

Continued

AMERICAN PERFORMANCE FUNDS

Short-Term Income Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Issue Description	Acquisition Date	Original Cost	Value	Percent of Fund Net Assets
ACLC Business Loan Receivables Trust, Series 1998-1, Class A1, 6.44%, 9/15/19	12/17/2003	$63,706	$65,677	0.02%
ACLC Business Loan Receivables Trust, Series 1998-1, Class A1, 6.44%, 9/15/19	9/29/2005	3,547	3,581	0.00%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/11/2003	1,065,826	1,113,055	0.42%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/28/2003	879,049	903,214	0.34%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/19/2003	818,341	900,134	0.34%
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	8/7/2003	98,246	105,605	0.04%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	7/1/2003	984,457	1,182,360	0.45%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/16/2003	873,100	894,244	0.34%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/9/2003	1,607,100	2,097,749	0.80%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/24/2003	1,172,643	1,212,681	0.46%

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the board.
*	Represents next call date. Additional subsequent call dates and amounts also apply to this security.
**	Represents variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2006. The date presented reflects the final maturity date.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Asset Backed Securities (4.3%):
$21,494	ACLC Business Loan Receivables, Series 1998-1, Class A1I, 6.44%, 9/15/19(b)	$21,494
257,652	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(b)	247,346
511,821	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(b)	511,821
615,955	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(b)	630,094
92,436	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20(b)	92,404
500,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20(b)	492,650
237,444	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.39%**, 12/25/34	238,323
381,038	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(b)	388,802
1,000,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13(b)	998,929
564,727	Peachtree Franchise Loan LLC., Series 1999-A, Class A1, 6.68%, 1/15/21(b)	567,810

Total Asset Backed Securities (Cost $3,819,574)		4,189,673

Mortgage Backed Securities (23.8%):
842,505	ABFS Mortgage Loan Trust, Series 2002-1 , Class A5, 6.51%, 12/15/32	849,871
497,221	Banc of America Alternative Loan Trust, Series 2004-4, Class 4A1, 5.75%, 5/25/34	492,152
10,000	Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A2, 4.04%, 11/10/39	9,623
412,536	Banc of America Funding Corp., Series 2003-1, Class A1, 6.00%, 5/20/33	410,215
84,571	Banc of America Funding Corp., Series 2004-B, Class 5A1, 5.24%, 11/20/34	84,238
145,897	Banc of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	144,883

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$182,113	Banc of America Mortgage Securities, Series 2003-9, Class 3A1, 5.00%, 12/25/18	$176,935
294,829	Banc of America Mortgage Securities, Series 2004-8, Class 3A1, 5.25%, 10/25/19	291,600
209,173	Bear Stearns Mortgage Trust, Series 2003-7, Class 4A, 4.92%**, 10/25/33	199,987
214,184	Bear Stearns Mortgage Trust, Series 2004-9, Class 12A3, 4.96%**, 11/25/34	214,073
303,605	Cendant Mortgage Corp., Series 2003-9, Class 1A6, 5.25%, 11/25/33	300,622
313,294	Chase Mortgage Finance Corp., Series 2003-S1, Class 2A1, 5.00%, 2/25/18	310,933
152,678	Chase Mortgage Finance Corp., Series 2003-S2, Class A1, 5.00%, 3/25/18	150,121
57,003	Chase Mortgage Finance Corp., Series 2004-S1, Class A3, 5.50%, 2/25/19	56,867
654,821	Citicorp Mortgage Securities, Inc., Series 2004-9, Class 1A9, 5.25%, 12/25/34	658,095
201,537	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A1, 5.50%, 12/25/18	199,144
69,009	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM1, Class 1A3, 6.75%, 7/25/34	70,044
48,169	Countrywide Alternative Loan Trust, Series 2003-12CB, Class 2A1, 5.00%, 7/25/18	46,890
233,094	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	227,451
321,217	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	319,795
330,333	Countrywide Alternative Loan Trust, Series 2004-J1, Class 1A1, 6.00%, 2/25/34	328,629
101,382	Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1A1, 6.00%, 5/25/34	99,148

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$748,022	Countrywide Home Loans, Series 2002-21, Class A1, 5.75%, 11/25/17	$740,471
177,874	Countrywide Home Loans, Series 2004-J6, Class 1A2, 5.25%, 8/25/24	175,280
172,697	Countrywide Home Loans, Series 2002-J5, Class 1A14, 5.75%, 1/25/33	172,186
225,294	Countrywide Home Loans, Series 2003-1, Class 1A10, 5.25%, 3/25/33	223,895
252,958	Countrywide Home Loans, Series 2004-12, Class 12A1, 4.75%**, 8/25/34	249,880
13,607	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	13,572
494,335	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	485,393
199,320	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-29, Class 8A1, 6.00%, 11/25/18	199,207
202,259	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-8 , Class 5A1, 6.50%, 4/25/33	202,623
199,189	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	196,580
881,765	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	875,961
357,732	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 8A1, 6.00%, 11/25/33	353,632
18,265	Fannie Mae, Series 1992-53, Class G, 7.00%, 4/25/07	18,255
813	Fannie Mae, Series 1992-196, Class J, 6.00%, 11/25/07	811
315	Fannie Mae, Series 2002-27, Class GC, 6.00%, 5/25/17	319
53,997	Fannie Mae, Series 1989-52, Class G, 6.00%**, 8/25/19	54,754
2,405	Fannie Mae, Series 1990-62, Class G, 9.00%, 6/25/20	2,560
25,050	Fannie Mae, Series 1990-89, Class K, 6.50%, 7/25/20	25,691

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$8,064	Fannie Mae, Series 1991-18, Class H, 8.50%, 3/25/21	$8,577
5,351	Fannie Mae, Series G-7, Class E, 8.90%, 3/25/21	5,752
17,181	Fannie Mae, Series 1991-66, Class J, 8.13%, 6/25/21	18,251
20,801	Fannie Mae, Series D-32, Class L, 8.00%, 10/25/21	21,976
4,179	Fannie Mae, Series G-32, Class N, 8.10%, 10/25/21	4,424
32,355	Fannie Mae, Series 1992-31, Class M, 7.75%, 3/25/22	34,028
8,880	Fannie Mae, Series 1992-45, Class F, 4.85%**, 4/25/22	8,670
21,368	Fannie Mae, Series 2003-33, Class LD, 4.25%, 9/25/22	20,632
215,359	Fannie Mae, 6.07%**, 11/1/22, Pool #189916	219,350
49,240	Fannie Mae, 7.50%**, 7/1/23, Pool #224951	50,071
26,849	Fannie Mae, Series 1999-7, Class D, 6.00%, 3/18/28	26,880
79,199	Fannie Mae, Series 2004-72, Class LA, 4.50%, 4/25/30	76,965
7,397	Fannie Mae, 5.50%, 6/25/30	7,375
83,723	Fannie Mae, Series 2002-89, Class QE, 5.00%, 9/25/31	83,128
20,677	Fannie Mae, Series 2001-55, Class PC, 6.50%, 10/25/31	21,289
5,138	Fannie Mae, Series 2002-T1, Class A3, 7.50%, 11/25/31	5,346
283,300	Fannie Mae, 5.36%**, 4/1/32, Pool #638549	284,003
68,347	Fannie Mae, Series 2002-22, Class G, 6.50%, 4/25/32	69,742
783,930	Fannie Mae, 4.84%**, 2/1/33, Pool #683235	759,666
88,173	Fannie Mae, 4.10%**, 9/1/33, Pool #739372	85,610
33,000	Fannie Mae, Series 2005-48, Class MD, 5.00%, 4/25/34	31,244
3,765	Fannie Mae, 6.00%, 4/1/35, Pool #735503	3,779
77,948	Fannie Mae, Series 2003-W2, Class 1A2, 7.00%, 7/25/42	79,637
309,958	First Horizon Mortgage Pass-Through Trust, Series 2002-7, Class 2A2, 5.25%, 12/25/17	307,669

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$1,431	Freddie Mac, Series 1176, Class H, 8.00%, 12/15/06	$1,429
192,100	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	194,999
180,190	Freddie Mac, Series 2527, Class VU, 5.50%, 10/15/13	180,479
14,144	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	14,909
61,284	Freddie Mac, Series 2501, Class AM, 5.50%, 1/15/16	61,152
21,419	Freddie Mac, 9.00%, 5/1/16, Pool #170164	22,785
23,803	Freddie Mac, 9.00%, 6/1/16, Pool #170171	25,365
11,844	Freddie Mac, 9.50%, 6/1/16, Pool #274005	12,825
21,133	Freddie Mac, 9.00%, 9/1/16, Pool #170192	22,574
112,050	Freddie Mac, Series 2532, Class B, 5.00%, 9/15/16	111,167
6,888	Freddie Mac, Series 2419, Class QL, 5.50%, 3/15/17	6,920
97,711	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	91,223
99,322	Freddie Mac, Series 2390, Class TA, 6.00%, 11/15/20	99,262
14,848	Freddie Mac, Series 1052, Class G, 7.50%, 3/15/21	14,813
9,092	Freddie Mac, Series 138, Class E, 8.07%, 7/15/21	9,057
12,080	Freddie Mac, Series 1128, Class IB, 7.00%, 8/15/21	12,052
12,788	Freddie Mac, Series 1119, Class H, 7.75%, 8/15/21	12,771
60,527	Freddie Mac, Series 1136, Class H, 6.00%, 9/15/21	60,388
485,549	Freddie Mac, Series 2568, Class KA, 4.25%, 12/15/21	467,169
119,825	Freddie Mac, Series 2556, Class TJ, 5.00%, 1/15/22	118,317
3,869	Freddie Mac, Series 1222, Class P, 3.58%, 3/15/22	3,863
18,036	Freddie Mac, Series 1264, Class I, 8.30%, 4/15/22	18,024
48,049	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	48,651
53,200	Freddie Mac, Series 1310, Class J, 8.00%, 6/15/22	55,536

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$39,049	Freddie Mac, Series 1379, Class H, 7.00%, 10/15/22	$39,312
17,000	Freddie Mac, Series 1714, Class K, 7.00%, 4/15/24	17,617
30,935	Freddie Mac, Series 2503, Class JD, 5.50%, 3/15/26	30,864
29,228	Freddie Mac, Series 1904, Class D, 7.50%, 10/15/26	30,265
198,070	Freddie Mac, Series 2064, Class M, 6.00%, 6/15/28	201,119
489,610	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	478,973
327,297	Freddie Mac, Series 2517, Class BK, 5.00%, 2/15/31	326,368
24,000	Freddie Mac, Series 2403, Class LL, 6.25%, 1/15/32	24,426
32,055	Freddie Mac, Series 2702, Class GA, 6.00%, 2/15/32	32,017
48,000	Freddie Mac, Series 2454, Class LL, 6.25%, 4/15/32	48,774
48,000	Freddie Mac, Series 2470, Class LL, 6.00%, 7/15/32	48,337
97,295	Freddie Mac, Series 3129, Class LM, 6.00%, 9/15/32	98,444
171,348	Freddie Mac, 6.69%, 8/1/34, Pool #755230	171,751
59,269	GMAC Mortgage Corp. Loan Trust, Series 2003-J1, Class A3, 5.25%, 3/25/18	58,779
145,433	GMAC Mortgage Corp. Loan Trust, Series 2004-J5, Class A7, 6.50%, 1/25/35	146,615
3,976	Government National Mortgage Assoc., 7.50%, 6/15/07, Pool #329595	4,007
73,104	Government National Mortgage Assoc., 6.00%, 1/15/09, Pool #371901	73,251
1,735	Government National Mortgage Assoc., 10.00%, 2/15/19, Pool #269976	1,919
4,202	Government National Mortgage Assoc., 8.00%, 11/15/21, Pool #308330	4,443
10,695	Government National Mortgage Assoc., 8.00%, 2/15/22, Pool #319029	11,318
18,852	Government National Mortgage Assoc., 8.00%, 5/15/23, Pool #343406	19,967
5,387	Government National Mortgage Assoc., 8.00%, 10/20/24, Pool #1884	5,683
988	Government National Mortgage Assoc., 8.00%, 2/20/26, Pool #2171	1,044

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$68,736	Government National Mortgage Assoc., 7.00%, 3/15/26, Pool #419128	$70,991
2,380	Government National Mortgage Assoc., 8.00%, 3/20/26, Pool #2187	2,514
8,051	Government National Mortgage Assoc., 8.00%, 4/20/26, Pool #2205	8,504
36,088	Government National Mortgage Assoc., 8.00%, 5/20/26, Pool #2219	38,121
6,347	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	6,736
70,703	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	75,040
15,305	Government National Mortgage Assoc., Series 1996-20, Class D, 7.50%, 9/16/26	15,976
877	Government National Mortgage Assoc., 7.00%, 3/20/27, Pool #2394	903
40,416	Government National Mortgage Assoc., Series 2003-18, Class KB, 6.00%, 7/20/31	40,895
41,022	Government National Mortgage Assoc., Series 2002-57, Class BA, 6.00%, 4/20/32	41,555
237,877	GSR Mortgage Loan Trust, Series 2004-10F, Class 3A1, 5.50%, 8/25/19	237,314
30,873	GSR Mortgage Loan Trust, Series 2003-2F, Class 3A1, 6.00%, 3/25/32	30,609
118,200	JP Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	117,946
75,386	Master Alternative Loans Trust, Series 2005-1, Class 5A1, 5.50%, 1/25/20	75,167
97,850	Master Alternative Loans Trust, Series 2003-7, Class 6A1, 6.50%, 12/25/33	97,946
145,497	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	144,588
164,419	Master Asset Securitization Trust, Series 2002-7, Class 1A1, 5.50%, 11/25/17	161,980
230,838	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	229,395
124,787	Ocwen Residential MBS Corp., Series 1998-R1, Class B1, 7.00%, 10/25/40	125,539

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$4,579	Prudential Home Mortgage Securities, Series 1993-9, Class A11, 7.50%, 3/25/08	$4,566
426,902	RAAC, Series 2004-SP2, Class A1, 6.05%, 1/25/32	430,864
168,352	Residential Accredit Loans, Inc., Series 2003-QS18, Class A1, 5.00%, 9/25/18	163,986
84,600	Residential Accredit Loans, Inc., Series 2002-QS19, Class A8, 6.00%, 12/25/32	84,120
78,763	Residential Accredit Loans, Inc., Series 2003-QS1, Class A1, 5.00%, 1/25/33	76,720
342,124	Residential Accredit Loans, Inc., Series 2004-QS2, Class CB, 5.75%, 2/25/34	337,206
386,100	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	390,067
395,475	Residential Funding Mortgage Securities I, Series 2003-S1, Class A1, 5.00%, 1/25/18	392,292
104,915	Residential Funding Mortgage Securities I, Series 2003-S5, Class 1A1, 5.00%, 11/25/18	103,821
210,346	Residential Funding Mortgage Securities I, Series 2003-S12, Class 2A1, 4.00%, 12/25/32	196,475
469,836	Residential Funding Mortgage Securities I, Series 2003-S2, Class A8, 4.75%, 2/25/33	467,602
324,336	Residential Funding Securities Corp., Series 2002-RM1, Class AI1, 5.50%, 12/25/17	321,420
91,118	Structured Asset Mortgage Investments, Inc., Series 1999-2, Class 3A, 6.75%, 5/25/29	90,901
200,000	Structured Asset Securities Corp., Series 2003-1, Class 1A3, 5.25%, 2/25/18	193,064
3,570	Structured Asset Securities Corp., Series 1997-2, Class 2A4, 7.25%, 3/28/30	3,553
43,000	Structured Asset Securities Corp., Series 2002-3, Class A4, 6.40%, 3/25/32	42,820
275,064	Structured Asset Securities Corp., Series 2002-6; Class 1A5, 6.50%, 4/25/32	274,320

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$32,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	$31,867
357,576	Structured Mortgage Loan, Series 2004-3AC, Class A1, 4.94%**, 3/25/34	354,958
426,830	Wachovia Mortgage Loan Trust LLC, Series 2005-A, Class 4A2, 5.32%**, 8/20/35	415,688
16,200	Washington Mutual, Series 2003-AR5, Class A5, 3.84%, 6/25/33	16,041
54,680	Washington Mutual, Series 2003-S3, Class 1A31, 5.25%, 6/25/33	54,279
150,043	Washington Mutual MSC Mortgage, Series 2002-MS6, Class 3A1, 6.50%, 9/25/32	148,617
17,761	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	17,942
380,968	Washington Mutual Pass-Through Certificates, Series 2005-6, Class 1CB, 6.50%, 8/25/35	383,587
250,000	Wells Fargo Mortgage Backed Securities, Series 2003-10, Class A3, 4.50%, 9/25/18	236,260
151,889	Wells Fargo Mortgage Backed Securities, Series 2003-14, Class 1A1, 4.75%, 12/25/18	146,430
20,000	Wells Fargo Mortgage Backed Securities, Series 2002-03, Class 1A7, 5.25%, 4/25/33	19,867
780,984	Wells Fargo Mortgage Backed Securities Trust, Series 2003-1, Class 1A4, 5.00%, 2/25/18	767,701
55,517	Wells Fargo Mortgage Backed Securities Trust, Series 2004-E, Class A1, 4.89%, 5/25/34	54,205

Total Mortgage Backed Securities (Cost $23,389,146)		23,150,431

Corporate Bonds (9.3%):
Banking (2.2%):
400,000	Keycorp, 2.75%, 2/27/07	393,992
1,750,000	Keycorp, 5.71%**, 7/23/07	1,753,904

		2,147,896

Brokerage Services (0.9%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	195,819

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Brokerage Services, continued:
$250,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	$246,141
365,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	391,462

		833,422

Financial—Leasing Company (1.0%):
1,000,000	International Lease Finance Corp., 5.32%, 12/9/07	997,592

Financial Services (4.9%):
50,000	Household Finance Corp., 6.80%, 5/15/11	51,841
75,000	Household Finance Corp., 6.60%, 6/15/11	77,131
331,000	Household Finance Corp., 7.50%, 6/15/22, Callable 6/15/07 @ 100*	332,261
500,000	Household Finance Corp., 7.70%, 7/15/22	503,815
300,000	Household Finance Corp., 7.40%, 8/15/22	301,456
500,000	I-Preferred Term Securities, 7.37%**, 12/11/32, Callable 12/11/07 @ 100*(c)	500,000
500,000	Preferred Term Securities IX, 7.26%**, 4/3/33, Callable 4/3/08 @ 100*(c)	500,000
500,000	Preferred Term Securities XI, 7.00%**, 9/24/33, Callable 9/24/08 @ 100*(c)	500,000
2,000,000	Preferred Term Securities XV, 6.98%**, 9/24/34, Callable 9/26/09 @100*(c)	2,000,000

		4,766,504

Telecommunications (0.3%):
50,000	Qwest Corp., 6.88%, 9/15/33	50,159
250,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	254,909

		305,068

Total Corporate Bonds (Cost $9,064,566)		9,050,482

Taxable Municipal Bonds (1.7%):
California (0.5%):
500,000	Monrovia Redevelopment Agency Tax Allocation, 6.90%, 5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC	522,500

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Taxable Municipal Bonds, continued:
Georgia (1.1%):
$1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA	$1,033,750

Wisconsin (0.1%):
120,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100*	118,200

Total Taxable Municipal Bonds (Cost $1,609,722)		1,674,450

U.S. Government Agencies (40.0%):
Fannie Mae (11.9%):
1,000,000	2.63%, 9/29/06	997,788
80,000	3.00%, 1/15/08, Continuously Callable @ 100	77,728
250,000	3.21%, 7/23/08, Callable 1/23/07 @ 100*	241,481
50,000	4.05%**, 12/15/08, Callable 9/15/06 @ 100*	49,720
75,000	3.50%**, 12/23/08, Continuously Callable @ 100	73,500
70,000	4.00%**, 3/15/09, Continuously Callable @ 100	68,600
125,000	3.00%, 3/25/09, Continuously Callable @ 100	118,853
50,000	4.00%**, 9/8/09, Callable 9/8/06 @ 100*	49,313
65,000	4.38%**, 10/28/09, Continuously Callable @ 100	63,944
35,000	3.50%**, 4/8/10, Continuously Callable @ 100	33,733
100,000	4.50%**, 4/29/10, Continuously Callable @ 100	98,500
80,000	5.00%**, 7/22/10, Continuously Callable @ 100	79,300
1,000,000	4.00%**, 7/28/10, Callable 1/28/07 @ 100*	981,639
85,000	4.25%**, 2/10/11, Continuously Callable @ 100	83,340
185,000	4.75%**, 9/2/11, Continuously Callable @ 100	182,688
750,000	4.00%**, 11/10/11, Callable 11/10/06 @ 100*	737,246
130,000	4.00%**, 12/16/11, Continuously Callable @ 100	129,025

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$138,000	3.50%**, 2/24/12, Continuously Callable @ 100	$134,613
220,000	3.50%**, 8/17/12, Continuously Callable @ 100	215,130
105,000	3.50%**, 8/24/12, Continuously Callable @ 100	102,639
85,000	4.25%**, 10/19/12, Callable 10/19/06 @ 100*	83,725
93,000	4.00%**, 11/19/12, Continuously Callable @ 100	91,140
30,000	4.00%**, 2/7/13, Continuously Callable @ 100	29,304
75,000	4.25%**, 2/25/13, Continuously Callable @ 100	73,514
50,000	4.25%**, 7/1/13	49,375
63,000	4.00%**, 7/8/13, Continuously Callable @ 100	62,086
180,000	4.25%**, 8/5/13, Continuously Callable @ 100	175,952
200,000	4.00%**, 8/23/13, Continuously Callable @ 100	195,971
1,000,000	5.00%**, 9/24/13, Callable 9/24/06 @ 100*	986,349
150,000	5.00%**, 2/18/14, Continuously Callable @ 100	147,938
1,000,000	5.00%**, 4/11/14, Callable 10/11/06 @ 100*	979,063
238,000	4.00%**, 4/22/14, Continuously Callable @ 100	234,140
30,000	4.38%**, 5/12/14, Continuously Callable @ 100	29,710
202,000	4.00%**, 7/15/14, Continuously Callable @ 100	197,960
57,000	4.13%**, 8/25/14, Continuously Callable @ 100	55,967
120,000	4.13%**, 9/16/14	117,731
750,000	5.00%**, 11/28/14, Callable 11/28/06 @ 100*	739,046
67,000	4.00%**, 12/2/14, Continuously Callable @ 100	65,326
100,000	4.00%**, 12/22/14, Continuously Callable @ 100	98,413
180,000	4.00%**, 12/23/14, Continuously Callable @ 100	171,881
50,000	5.00%**, 12/30/14, Callable 9/30/06 @ 100*	49,528
100,000	4.00%**, 2/23/15, Continuously Callable @ 100	98,173

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$85,000	4.00%**, 3/23/15, Continuously Callable @ 100	$83,300
151,000	4.50%**, 4/7/15, Continuously Callable @ 100	148,358
40,000	4.50%**, 4/21/15, Continuously Callable @ 100	39,269
30,000	4.50%**, 8/25/15, Continuously Callable @ 100	29,234
100,000	5.13%**, 12/18/15, Callable 12/18/06 @ 100*	99,402
250,000	4.00%**, 3/3/16, Callable 9/3/06 @ 100*	244,083
91,000	4.00%**, 3/8/17, Continuously Callable @ 100	88,411
167,000	4.25%**, 8/1/18, Callable 11/1/06 @ 100*	163,515
26,000	5.00%**, 8/22/18, Continuously Callable @ 100	25,703
49,000	5.00%**, 9/21/18, Continuously Callable @ 100	48,328
349,000	4.75%**, 9/27/18, Continuously Callable @ 100	342,020
285,000	5.00%**, 11/5/18, Continuously Callable @ 100	277,780
223,000	4.13%**, 12/26/18, Callable 12/26/08 @ 100*	217,146
75,000	5.00%**, 5/10/19, Continuously Callable @ 100	73,404
69,000	5.00%**, 6/17/19, Continuously Callable @ 100	68,260
16,000	4.50%**, 9/30/19, Continuously Callable @ 100	15,480
367,000	5.00%**, 4/28/20, Callable 10/28/06 @ 100*	357,731

		11,572,496

Federal Farm Credit Bank (1.1%):
100,000	3.00%, 5/28/08, Continuously Callable @ 100	96,527
1,000,000	3.97%, 6/17/08, Continuously Callable @ 100	980,359

		1,076,886

Federal Home Loan Bank (18.4%):
500,000	3.09%, 4/30/07, Callable 10/30/06 @ 100*	492,733
500,000	3.95%**, 9/24/07	493,355
100,000	3.05%, 1/23/08, Callable 10/23/06 @ 100*	97,230

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$100,000	3.70%, 3/10/08, Continuously Callable @ 100	$97,963
250,000	3.02%, 3/12/08, Callable 9/12/06 @ 100*	242,440
65,000	3.63%, 4/23/08, Continuously Callable @ 100	63,489
180,000	4.10%, 7/14/08, Continuously Callable @ 100	176,790
100,000	3.51%, 8/4/08, Continuously Callable @ 100	97,150
100,000	4.13%, 8/4/08, Continuously Callable @ 100	98,212
50,000	4.13%, 8/5/08, Continuously Callable @ 100	49,105
181,818	3.80%, 8/11/08, Continuously Callable @ 100	177,538
50,000	4.00%, 8/13/08, Continuously Callable @ 100	48,992
450,000	3.75%, 8/15/08	439,118
120,000	3.50%, 12/12/08, Callable 9/12/06 @ 100*	116,030
100,000	3.50%**, 12/19/08, Callable 9/19/06 @ 100*	97,622
150,000	3.50%, 12/26/08, Callable 9/26/06 @ 100*	144,966
150,000	4.50%**, 12/26/08	148,244
40,000	3.51%, 1/30/09, Callable 1/30/07 @ 100*	38,600
100,000	3.60%, 4/8/09, Continuously Callable @ 100	96,511
250,000	3.00%**, 4/29/09, Callable 10/29/06 @ 100*	245,625
100,000	3.00%**, 4/29/09, Callable 10/29/06 @ 100*	99,440
2,500,000	3.50%, 6/19/09, Callable 9/19/06 @ 100*	2,400,187
50,000	4.52%, 8/26/09, Continuously Callable @ 100	49,125
250,000	4.35%, 9/1/09, Continuously Callable @ 100	244,688
100,000	3.50%**, 9/24/09, Callable 9/24/06 @ 100*	98,250
500,000	4.00%**, 3/17/10, Callable 9/17/06 @ 100*	495,731
900,000	5.00%**, 4/12/10, Callable 10/12/06 @ 100*	896,988
25,000	4.54%, 6/15/10, Callable 12/15/06 @ 100*	24,438

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$500,000	4.50%**, 6/30/10, Callable 9/30/06 @ 100*	$493,559
500,000	4.00%, 12/9/11, Callable 9/9/06 @ 100*	494,079
2,590,000	5.25%, 8/22/12, Continuously Callable @ 100	2,554,037
100,000	4.00%**, 6/26/13, Callable 12/26/06 @ 100*	96,670
200,000	4.25%**, 6/26/13, Callable 9/26/06 @ 100*	192,250
750,000	5.20%, 9/20/13, Continuously Callable @ 100	730,328
145,000	4.00%**, 2/15/14, Continuously Callable @ 100	139,152
611,111	4.75%**, 4/30/14, Callable 10/30/06 @ 100*	601,174
100,000	4.00%**, 1/27/15, Callable 10/27/06 @ 100*	98,298
100,000	5.00%**, 3/30/15, Callable 9/30/06 @ 100*	98,363
200,000	4.00%**, 6/26/15, Callable 9/26/06 @ 100*	195,250
900,000	5.00%**, 10/20/15, Callable 10/20/06 @ 100*	895,500
97,000	4.00%**, 11/10/16, Continuously Callable @ 100	94,017
100,000	4.00%**, 10/13/17, Callable 10/13/06 @ 100*	97,034
235,000	5.00%**, 5/21/18, Callable 11/21/06 @ 100*	230,216
650,000	4.50%**, 6/5/18, Callable 95/06 @ 100*	621,239
100,000	5.00%**, 6/5/18, Callable 9/5/06 @ 100*	96,875
1,000,000	5.00%**, 7/16/18, Callable 10/16/06 @100*	967,785
1,500,000	4.50%**, 7/23/18, Callable 10/23/06 @ 100*	1,435,357

		17,901,743

Freddie Mac (8.6):
500,000	3.05%, 1/19/07	495,607
100,000	3.38%, 4/23/08, Continuously Callable @ 100	97,323
200,000	4.00%**, 6/18/08, Callable 12/18/06 @ 100*	197,547
167,000	4.00%**, 11/10/08, Continuously Callable @ 100	164,177

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
$150,000	3.75%**, 12/15/08, Continuously Callable @ 100	$148,052
90,000	4.50%**, 12/15/08, Continuously Callable @ 100	89,100
25,000	4.25%**, 8/15/09, Continuously Callable @ 100	24,661
1,000,000	5.00%, 9/1/09, Callable 9/1/06 @ 100*	990,178
96,000	3.00%, 12/15/09, Continuously Callable @ 100	90,120
100,000	4.00%**, 1/15/10, Continuously Callable @ 100	98,375
70,000	4.50%**, 11/30/10, Continuously Callable @ 100	69,083
275,000	4.63%**, 12/15/10, Continuously Callable @ 100	271,282
500,000	4.55%, 1/20/11, Continuously Callable @ 100	490,559
110,000	3.50%**, 3/15/11, Continuously Callable @ 100	106,792
100,000	3.50%**, 9/26/11, Continuously Callable @ 100	98,000
500,000	4.00%, 2/10/12, Callable 11/10/06 @ 100*	491,570
358,000	4.00%, 9/17/12, Continuously Callable @ 100	348,221
50,000	4.50%**, 4/2/13, Continuously Callable @ 100	49,243
45,000	4.00%**, 4/22/13, Continuously Callable @ 100	43,614
60,000	4.25%**, 4/24/13, Callable 10/24/06 @ 100*	59,234
30,000	4.50%**, 8/15/13, Continuously Callable @ 100	29,627
195,000	5.13%, 10/15/13	192,345
1,300,000	4.00%, 10/28/13, Continuously Callable @ 100	1,266,654
220,000	4.13%**, 12/16/13, Continuously Callable @ 100	214,367
100,000	4.25%**, 1/15/14, Continuously Callable @ 100	98,500
31,000	4.50%**, 10/15/14, Continuously Callable @ 100	30,226
20,000	4.00%**, 3/15/15, Callable 3/15/07 @ 100*	19,368
233,000	4.50%**, 10/15/15, Continuously Callable @ 100	229,718

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
$50,000	4.00%**, 2/15/16, Continuously Callable @ 100	$49,139
157,000	4.00%**, 4/15/16, Continuously Callable @ 100	152,879
158,000	4.13%**, 10/7/16, Continuously Callable @ 100	153,853
85,000	4.00%**, 2/15/17, Callable 2/15/07 @ 100*	81,805
157,000	4.00%**, 3/15/18, Continuously Callable @ 100	151,304
236,000	5.00%**, 4/15/18, Continuously Callable @ 100	231,683
200,000	4.00%**, 6/25/18, Continuously Callable @ 100	189,155
334,000	4.00%**, 8/1/18, Callable 11/1/06 @ 100*	323,980
90,000	4.38%**, 8/1/18, Callable 11/1/06 @ 100*	88,563
100,000	5.25%**, 10/15/18, Callable 10/15/06 @ 100*	98,539
50,000	5.00%**, 12/17/18, Continuously Callable @ 100	49,041
115,000	4.00%**, 1/28/19, Continuously Callable @ 100	111,550
58,000	4.00%**, 3/28/19, Continuously Callable @ 100	56,245
25,000	4.50%**, 4/15/19, Continuously Callable @ 100	24,000
100,000	4.63%**, 10/18/19, Continuously Callable @ 100	97,153

		8,362,432

Total U.S. Government Agencies (Cost $39,181,891)		38,913,557

Shares or Principal Amount	Security Description	Value
U.S. Treasury Bonds (3.3%):
$1,500,000	5.50%, 8/15/28	$1,612,149
1,500,000	5.38%, 2/15/31	1,595,859

Total U.S. Treasury Bonds (Cost $3,117,084)		3,208,008

U.S. Treasury Notes (13.9%):
1,000,000	3.00%, 12/31/06	992,773
1,000,000	3.25%, 8/15/08	971,875
5,000	3.13%, 4/15/09	4,806
1,000,000	3.63%, 7/15/09	971,406
1,900,000	4.50%, 2/28/11	1,885,157
750,000	5.13%, 6/30/11	763,301
500,000	4.25%, 8/15/13	486,172
1,000,000	4.13%, 5/15/15	956,680
1,480,000	4.25%, 8/15/15	1,427,506
2,800,000	4.50%, 11/15/15	2,749,031
1,550,000	4.50%, 2/15/16	1,521,119
750,000	5.13%, 5/15/16	771,299

Total U.S. Treasury Notes (Cost $13,568,245)		13,501,125

Investments in Affiliates (1.2%):
1,195,878	American Performance Institutional Cash Management Fund	1,195,878

Total Investments in Affiliates (Cost $1,195,878)		1,195,878

Total Investments (Cost $94,946,106)(a)—97.5%		94,883,604
Other assets in excess of liabilities—2.5%		2,416,826

Net Assets—100.0%		$97,300,430

(a)	Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $77,935. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

Unrealized appreciation	$1,000,433
Unrealized depreciation	(985,000)

Net unrealized depreciation	$15,433

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

Continued

AMERICAN PERFORMANCE FUNDS

Intermediate Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Issue Description	Acquisition Date	Original Cost	Value	Percent of Fund Net Assets
ACLC Business Loan Receivables Trust, Series 1998-1, Class A11, 6.44%, 9/15/19	12/17/2003	$20,849	$21,494	0.02%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/11/2003	234,659	247,346	0.26%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/28/2003	495,336	511,821	0.53%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/19/2003	572,838	630,094	0.65%
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	8/7/2003	85,966	92,404	0.10%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	7/1/2003	405,000	492,650	0.51%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/16/2003	379,609	388,802	0.40%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/9/2003	767,500	998,929	1.03%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/24/2003	547,785	567,810	0.59%

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the Board of Trustees.
*	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
**	Variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2006. The date presented reflects the final maturity date.

AMBAC—American Municipal Bond Assurance Corporation

FSA—Financial Security Assurance

GO—General Obligations Bond

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments

August 31, 2006

Principal Amount	Security Description	Value
Asset Backed Securities (4.8%):
$21,494	ACLC Business Loan Receivables, Series 1998-1, Class A1I, 6.44%, 9/15/19(b)	$21,494
128,826	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(b)	123,673
421,500	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(b)	421,500
439,968	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(b)	450,067
92,436	Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20(b)	92,404
250,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20(b)	246,325
189,955	Bear Stearns Asset Backed Securities, Inc., Series 2002-1, Class 1A5, 6.39%**, 12/25/34	190,658
247,674	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(b)	252,721
500,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13(b)	499,465
306,566	Peachtree Franchise Loan LLC., Series 1999-A, Class A1, 6.68%, 1/15/21(b)	308,240

Total Asset Backed Securities (Cost $2,405,150)		2,606,547

Mortgage Backed Securities (15.0%):
442,315	ABFS Mortgage Loan Trust, Series 2002-1 , Class A5, 6.51%, 12/15/32	446,182
193,149	ABN AMRO Mortgage Corp., Series 2003-7, Class A2, 5.00%, 7/25/18	190,058
39,000	Banc of America Mortgage Securities, Series 2004-3, Class 1A3, 5.50%, 4/25/34	35,681
54,000	Banc of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	49,506
87,955	Chase Mortgage Finance Corp., Series 2003-S2, Class A1, 5.00%, 3/25/18	86,482
5,747	Chase Mortgage Finance Corp., Series 2002-S8, Class 2A1, 6.50%, 8/25/29	5,780

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$5,935	Chase Mortgage Finance Corp., Series 2005-S1 Class 1A9, 5.50%, 5/25/35	$5,855
36,200	Chase Mortgage Finance Corp., Series 2005-S2, Class A25, 5.50%, 10/25/35	35,444
12,000	Citicorp Mortgage Securities, Inc., Series 2003-11, Class 2A11, 5.50%, 12/25/33	10,992
327,411	Citicorp Mortgage Securities, Inc., Series 2004-9, Class 1A9, 5.25%, 12/25/34	329,048
17,903	Countrywide Home Loans, Series 2003-40, Class AS, 4.50%, 10/25/18	16,065
14,965	Countrywide Home Loans, Series 2003-1, Class 1A2, 5.50%, 3/25/33	14,770
50,852	Countrywide Home Loans, Series 2003-J6, Class 1A1, 5.50%, 8/25/33	49,612
10,000	Countrywide Home Loans, Series 2004-4, Class A24, 5.50%, 5/25/34	9,557
23,000	Countrywide Home Loans, Series 2004-8, Class 1A3, 5.50%, 7/25/34	21,346
27,215	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-5, Class 2A1, 6.00%, 2/25/17	27,145
134,330	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	131,900
155,723	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-11, Class 1A3, 4.50%, 6/25/33	153,630
199,189	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	196,580
6,464	Fannie Mae, 5.00%, 3/1/18, Pool #688031	6,348
10,561	Fannie Mae, 4.50%, 5/1/19, Pool #761398	10,160
109,502	Fannie Mae, Series 1991-171, Class J, 8.00%, 12/25/21	115,985
124,396	Fannie Mae, Series 1993-82, Class H, 7.00%, 5/25/23	129,078
72,000	Fannie Mae, Series 1994-51 Class LL, 6.75%, 3/25/24	74,596

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$17,130	Fannie Mae, Series 1997-42, Class EN, 7.25%, 7/18/27	$17,511
66,013	Fannie Mae, 6.47%, 12/1/27, Pool #422279	67,494
112,372	Fannie Mae, Series 1998-36, Class ZB, 6.00%, 7/18/28	113,016
8,519	Fannie Mae, Series 2001-60, Class PM, 6.00%, 3/25/30	8,488
41,000	Fannie Mae, Series 2002-21, Class LL, 6.25%, 4/25/32	40,836
404,205	Fannie Mae, 4.84%**, 2/1/33, Pool #683235	391,693
10,539	Fannie Mae, 5.50%, 2/1/33, Pool #683351	10,380
14,330	Fannie Mae, 5.00%, 8/1/33, Pool #730856	13,782
4,054	Fannie Mae, 5.50%, 9/1/34, Pool #725773	3,987
14,052	Fannie Mae, 5.00%, 7/1/35, Pool #832198	13,467
28,063	First Nationwide Trust, Series 2001-3, Class 1A1, 6.75%, 8/21/31	27,996
144,075	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	146,249
141,443	Freddie Mac, Series 1688, Class W, 7.25%, 3/15/14	149,090
97,711	Freddie Mac, Series 2590, Class AQ, 4.25%, 3/15/18	91,223
108	Freddie Mac, Series 194, Class E, 7.00%, 9/15/21	108
1,882	Freddie Mac, Series 1255, Class H, 8.50%, 4/15/22	1,881
35,785	Freddie Mac, Series 1281, Class I, 8.00%, 5/15/22	36,233
64,071	Freddie Mac, 6.66%, 4/1/24, Pool #409624	65,049
29,954	Freddie Mac, Series 2610, Class VB, 5.50%, 7/15/24	29,354
285,000	Freddie Mac, Series 2877, Class AL, 5.00%, 10/15/24	269,949
13,336	Freddie Mac, Series 54, Class C, 7.75%, 3/18/25	13,677
30,935	Freddie Mac, Series 2503, Class JD, 5.50%, 3/15/26	30,864
481,081	Freddie Mac, Series 1999, Class PU, 7.00%, 10/15/27	498,115
209,552	Freddie Mac, Series 2036, Class PD, 6.50%, 3/15/28	213,495

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$51,000	Freddie Mac, Series 2994, Class NC, 5.00%, 10/15/28	$49,884
56,234	Freddie Mac, Series 2148, Class ZA, 6.00%, 4/15/29	55,971
170,828	Freddie Mac, Series 2278, Class H, 6.50%, 1/15/31	174,993
8,933	Freddie Mac, 6.00%, 7/1/35, Pool #A36085	8,950
29,144	Freddie Mac, 6.50%, 2/1/36, Pool #G08113	29,609
30,000	GMAC Mortgage Corp. Loan Trust, Series 2003-GH2, Class A4, 5.00%, 10/25/33	29,260
2,434	Government National Mortgage Assoc., 10.50%, 11/15/15, Pool #268347	2,688
16,532	Government National Mortgage Assoc., 9.00%, 7/15/21, Pool #308511	17,835
28,181	Government National Mortgage Assoc., 7.00%, 9/15/23, Pool #347688	29,072
37,992	Government National Mortgage Assoc., 7.50%, 11/15/23, Pool #354701	39,589
8,558	Government National Mortgage Assoc., 7.50%, 12/15/25, Pool #401510	8,927
41,501	Government National Mortgage Assoc., 8.00%, 5/15/26, Pool #428480	44,047
1,428	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #426149	1,516
7,824	Government National Mortgage Assoc., Series 1996-15, Class H, 7.50%, 8/16/26	8,147
37,750	Government National Mortgage Assoc., Series 1996-20, Class J, 7.50%, 9/20/26	39,049
15,197	Government National Mortgage Assoc., 6.75%, 11/15/28, Pool #491296	15,556
92,303	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #490215	95,264
238,033	GSR Mortgage Loan Trust, Series 2002-3F, Class 1AA, 6.00%, 8/25/16	237,204
179,487	JP Morgan Mortgage Trust, Series 2004-S2, Class 4A5, 6.00%, 11/25/34	179,101
30,592	Master Alternative Loans Trust, Series 2003-7, Class 5A1, 6.25%, 11/25/33	30,651
129,350	Master Alternative Loans Trust, Series 2004-3, Class 2A1, 6.25%, 4/25/34	129,754

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$145,497	Master Alternative Loans Trust, Series 2004-6, Class 7A1, 6.00%, 7/25/34	$144,588
20,000	Master Asset Securitization Trust, Series 2003-8, Class 3A11, 5.25%, 9/25/33	19,098
230,838	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3A, 6.00%, 4/25/34	229,395
257,400	Residential Asset Mortgage Products, Inc., Series 2003-SL1, Class A11, 7.13%, 3/25/16	260,045
43,184	Residential Funding Mortgage Securities, Inc., Series 2004-S8, Class A7, 5.50%, 9/25/34	43,132
51,000	Structured Asset Securities Corp., Series 2002-15, Class A4, 6.00%, 8/25/32	50,787
376,592	Structured Asset Securities Corporation, Series 2004-3, Class 3A1, 5.50%, 3/25/19	372,826
187,384	Structured Mortgage Asset Residential Trust, Series 2003-1, Class 2A1, 6.00%, 2/25/18	187,897
213,415	Wachovia Mortgage Loan Trust LLC., Series 2005-A, Class 4A2, 5.32%**, 8/20/35	207,844
54,854	Washington Mutual MSC Mortgage, Series 2002-MS9, Class 2A2, 5.25%, 12/25/17	54,290
16,395	Washington Mutual MSC Mortgage, Series 2004-RA1, Class 2A, 7.00%, 3/25/34	16,562
537,950	Wells Fargo Mortgage Backed Securities, Series 2004-5, Class 1A1, 5.00%, 6/25/19	529,040
77,192	Wells Fargo Mortgage Backed Securities, Series 2004-7, Class 2A2, 5.00%, 7/25/19	75,238
72,098	Wells Fargo Mortgage Backed Securities, Series 2004-0, Class A1, 4.89%**, 8/25/34	69,469
198,927	Wells Fargo Mortgage Backed Securities Trust, Series 2003-2, Class A6, 5.25%, 2/25/18	196,841

Total Mortgage Backed Securities (Cost $8,105,900)		8,089,856

Principal Amount	Security Description	Value
Corporate Bonds (15.0%):
Banking (0.7%):
$381,000	JP Morgan Chase & Co., 7.00%, 11/15/09	$398,953

Brokerage Services (2.7%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	195,819
500,000	Goldman Sachs Group, Inc., 6.13%, 2/15/33	492,283
700,000	Merrill Lynch & Co., Inc., 6.50%, 7/15/18	750,749

		1,438,851

Financial Services (9.1%):
100,000	American International Group, Inc., 4.25%, 5/15/13	92,828
500,000	General Electric Capital Corp., 7.50%, 6/15/09	527,656
545,000	General Electric Capital Corp., 5.45%, 1/15/13	548,483
150,000	Household Finance Corp., 6.50%, 11/15/08	153,688
5,000	Household Finance Corp., 7.50%, 3/15/22, Callable 3/15/07 @100*	5,005
13,000	Household Finance Corp., 7.60%, 4/15/22, Callable 4/15/07 @100*	13,039
20,000	Household Finance Corp., 7.30%, 5/15/22, Callable 5/15/07 @100*	19,991
281,000	Household Finance Corp., 7.40%, 8/15/22	282,363
240,000	Household Finance Corp., 7.45%, 8/15/22, Callable 8/15/07 @100*	241,350
500,000	I-Preferred Term Securities, 7.37%**, 12/11/32, Callable 12/11/07 @ 100*(c)	500,000
1,000,000	Preferred Term Securities IX, 7.26%**, 4/3/33, Callable 4/3/08 @ 100*(c)	1,000,000
500,000	Preferred Term Securities XI, 7.00%**, 9/24/33, Callable 9/24/08 @ 100*(c)	500,000
1,000,000	Preferred Term Securities XV, 6.98%**, 9/24/34, Callable 9/26/09 @100*(c)	1,000,000

		4,884,403

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Telecommunications (2.5%):
$1,000,000	Alltel Corp., 7.00%, 3/15/16	$1,065,690
126,000	Qwest Corp., 6.88%, 9/15/33, Callable 9/15/06 @ 101.66*	126,400
135,000	Qwest Corp., 6.88%, 9/15/33, Callable 9/15/06 @ 101.66*	135,429

		1,327,519

Total Corporate Bonds (Cost $7,960,936)		8,049,726

Taxable Municipal Bonds (6.9%):
California (0.8%):
400,000	Monrovia Redevelopment Agency Tax Allocation, 6.90%, 5/1/17, Callable 5/1/08 @ 102*, Insured by: AMBAC	418,000

Colorado (2.3%):
1,195,000	Boulder County Colorado Development Revenue, Series B, 7.63%, 9/1/21, Callable 9/1/07 @ 100*, Insured by: AMBAC	1,222,031

Georgia (1.9%):
1,000,000	Atlanta & Fulton County Georgia Recreational Authority Revenue, Downtown Arena Project, 7.00%, 12/1/28, Callable 12/1/07 @ 102*, Insured by: FSA	1,033,750

Missouri (1.7%):
905,000	St. Louis Missouri Municipal Finance Corp., Firemens’ Retirement System Revenue, 6.55%, 8/1/09, Insured by: MBIA	940,069

Wisconsin (0.2%):
135,000	Wisconsin State, GO, Series D, 6.90%, 11/1/11, Callable 11/1/08 @ 100*	132,975

Total Taxable Municipal Bonds (Cost $3,621,307)		3,746,825

U.S. Government Agencies (37.4%):
Fannie Mae (11.1%):
500,000	4.50%**, 7/6/10, Callable 10/6/06 @ 100*	492,986
500,000	4.00%**, 7/28/10, Callable 1/28/07 @ 100*	490,820
500,000	4.00%, 11/10/11, Callable 11/10/06 @ 100*	491,498

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$260,000	4.13%, 9/14/12, Callable 9/14/06 @ 100*	$256,100
140,000	4.13%**, 5/13/13, Continuously Callable @ 100	137,865
1,250,000	4.16%, 6/11/13, Callable 12/11/06 @ 100*	1,177,642
750,000	5.00%**, 9/24/13, Callable 9/24/06 @ 100	739,761
500,000	5.00%**, 4/11/14, Callable 10/11/06 @ 100*	489,531
51,000	4.13%**, 8/25/14, Continuously Callable @100	50,075
500,000	5.00%**, 11/28/14, Callable 11/28/06 @ 100*	492,698
100,000	4.00%**, 12/22/14, Continuously Callable @100	98,413
35,000	4.00%**, 2/29/16, Continuously Callable @100	34,235
96,000	4.00%**, 4/12/16, Continuously Callable @100	93,624
160,000	4.00%**, 3/8/17, Callable 3/8/08 @ 100*	155,449
275,000	4.25%**, 8/1/18, Callable 11/1/06 @ 100*	269,262
42,000	5.00%**, 9/17/19, Continuously Callable @100	40,898
40,000	4.50%**, 9/30/19, Callable 9/30/07 @ 100*	38,700
410,000	5.00%**, 11/19/19, Continuously Callable @100	398,535

		5,948,092

Federal Home Loan Bank (14.4%):
100,000	3.30%, 5/28/08, Continuously Callable @100	97,058
140,000	3.75%**, 6/26/08, Callable 9/26/06 @ 100*	137,920
100,000	3.35%, 7/30/08, Callable 9/26/06 @ 100*	96,891
150,000	4.50%**, 12/26/08	148,244
300,000	4.50%**, 4/15/09, Callable 10/15/06 @ 100*	295,250
250,000	5.00%**, 4/12/10, Callable 10/12/06 @ 100*	249,164
250,000	4.50%**, 6/30/10, Callable 9/30/06 @ 100*	246,780
135,000	3.50%**, 7/16/10, Callable 10/16/06 @ 100*	130,355

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$100,000	4.25%**, 11/21/11, Callable 11/21/06 @ 100*	$98,041
350,000	5.00%, 4/30/12, Callable 10/30/06 @100*	343,388
1,400,000	5.25%, 8/22/12, Continuously Callable @ 100	1,380,560
25,000	4.87%, 9/7/12, Continuously Callable @ 100	24,389
100,000	4.50%**, 7/30/13, Callable 10/30/06 @ 100*	96,291
500,000	5.20%, 9/20/13, Continuously Callable @100	486,885
100,000	4.00%**, 12/23/13, Callable 09/23/06 @ 100*	99,453
500,000	4.00%**, 2/27/14, Callable 2/27/07 @ 100*	492,942
420,000	4.00%**, 3/24/14, Callable 9/24/06 @100*	411,666
194,444	4.75%**, 4/30/14, Callable 10/30/06 @ 100*	191,283
200,000	5.28%, 10/17/14, Callable 10/17/06 @ 100*	196,038
100,000	4.00%**, 1/27/15, Callable 10/27/06 @ 100*	98,298
300,000	5.00%**, 10/20/15, Callable 10/20/06 @ 100*	298,500
250,000	4.00%**, 3/30/16, Callable 9/30/06 @ 100*	240,786
500,000	4.50%**, 6/5/18, Callable 9/05/06 @ 100*	477,877
100,000	4.50%**, 6/26/18, Callable 9/26/06 @ 100*	95,490
100,000	4.00%**, 7/9/18, Callable 10/09/06 @ 100*	93,923
250,000	4.25%**, 7/16/18, Callable 10/16/06 @ 100*	234,188
650,000	5.00%**, 7/16/18, Callable 10/16/06 @100*	629,060
100,000	4.25%**, 7/17/18, Callable 10/17/06 @ 100*	94,468
200,000	4.50%**, 7/30/18, Callable 10/30/06 @ 100*	190,739
100,000	5.00%**, 3/25/19, Callable 9/25/06 @ 100*	96,632

		7,772,559

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac (11.9%):
$200,000	3.50%, 4/1/09, Callable 10/1/06 @ 100*	$192,750
102,000	3.15%, 7/15/09, Continuously Callable 100	96,854
100,000	4.50%**, 11/30/10, Continuously Callable @100	98,690
500,000	4.55%, 1/20/11	490,559
1,500,000	4.63%, 5/28/13, Callable 11/28/06 @ 100*	1,427,504
338,000	3.50%**, 7/15/13, Continuously Callable @ 100	329,198
1,000,000	5.30%, 7/29/13, Continuously Callable @ 100	984,899
25,000	4.00%**, 9/15/13, Continuously Callable @ 100	24,113
105,000	5.13%, 10/15/13, Continuously Callable @ 100	103,570
500,000	4.00%, 10/28/13, Continuously Callable @ 100	487,175
42,000	4.00%**, 9/30/14, Continuously Callable @ 100	40,183
20,000	4.00%**, 12/15/14, Callable 12/15/06 @ 100*	19,350
25,000	4.00%**, 3/15/15, Continuously Callable @100	24,247
218,000	5.00%**, 4/28/15, Continuously Callable @ 100	214,735
25,000	4.00%**, 10/15/16, Callable 10/15/06 @ 100*	24,126
50,000	4.00%**, 3/15/18, Continuously Callable @ 100	48,454
165,000	5.00%, 3/26/18, Continuously Callable @ 100	157,512
400,000	4.00%**, 6/25/18, Continuously Callable @ 100	378,310
373,000	5.13%**, 7/18/18, Continuously Callable @ 100	362,330
273,000	5.25%**, 7/25/18, Continuously Callable @ 100	265,458
136,000	4.13%**, 8/1/18, Callable 11/1/06 @ 100*	132,938
100,000	4.38%**, 2/22/19, Continuously Callable @ 100	97,799
32,000	5.00%**, 2/25/19, Continuously Callable @ 100	31,208
158,000	4.00%**, 3/28/19, Continuously Callable @ 100	153,220

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
$115,000	4.50%**, 3/29/19, Continuously Callable @ 100	$110,401
25,000	5.00%**, 7/15/19, Callable 7/15/07 @ 100*	24,229
125,000	4.63%**, 10/18/19, Continuously Callable @ 100	121,441

		6,441,253

Total U.S. Government Agencies (Cost $20,360,049)		20,161,904

U.S. Treasury Bonds (5.9%):
1,000,000	5.50%, 8/15/28	1,074,766
2,000,000	5.38%, 2/15/31	2,127,812

Total U.S. Treasury Bonds (Cost $3,118,365)		3,202,578

U.S. Treasury Notes (13.8%):
1,000,000	5.00%, 8/15/11	1,015,429
2,000,000	4.25%, 8/15/13	1,944,687

Shares or Principal Amount	Security Description	Value
U.S. Treasury Notes, continued:
$250,000	4.25%, 11/15/14	$241,817
1,050,000	4.13%, 5/15/15	1,004,514
1,050,000	4.25%, 8/15/15	1,012,758
500,000	4.50%, 11/15/15	490,899
1,000,000	4.50%, 2/15/16	981,367
750,000	5.13%, 5/15/16	771,299

Total U.S. Treasury Notes (Cost $7,523,920)		7,462,770

Investments in Affiliates (0.2%):
113,875	American Performance Institutional Cash Management Fund	113,875

Total Investments in Affiliates (Cost $113,875)		113,875

Total Investments (Cost $53,209,502)(a)—99.0%		53,434,081
Other assets in excess of liabilities—1.0%		528,782

Net Assets—100.0%		$53,962,863

(a)	Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $(10,138). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$779,975
Unrealized depreciation	(565,534)

Net unrealized appreciation	$214,441

(b)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

Continued

AMERICAN PERFORMANCE FUNDS

Bond Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Issue Description	Acquisition Date	Original Cost	Value	Percent of Fund Net Assets
ACLC Business Loan Receivables Trust, Series 1998-1, Class A11, 6.44%, 9/15/19	12/17/2003	$20,849	$21,494	0.04%
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/15/2003	118,359	123,673	0.23%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	7/28/2003	409,794	421,500	0.78%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/19/2003	409,170	450,067	0.84%
Atherton Franchisee Loan Funding, Series 1998-A, Class A2, 6.72%, 5/15/20	8/7/2003	85,966	92,404	0.17%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	7/1/2003	202,500	246,325	0.46%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/16/2003	246,746	252,721	0.47%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/9/2003	383,750	499,465	0.93%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/24/2003	297,369	308,240	0.57%

(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the board.
*	Represents next call date. Additional subsequent call dates and amounts also apply to this security.
**	Represents variable rate investments. The rate presented on the Schedule of Portfolio Investments is the rate in effect at August 31, 2006. The date presented reflects the final maturity date.

AMBAC—American Municipal Bond Assurance Corp.

FSA—Financial Security Assurance

GO—General Obligations Bond

MBIA—Municipal Bond Insurance Association

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments

August 31, 2006

Shares	Security Description	Value
Common Stocks (44.6%):
Advertising (0.0%):
20	ADVO, Inc.	$572
240	Vertrue, Inc.(b)	10,173

		10,745

Aerospace/Defense (0.4%):
100	AAR Corp.(b)	2,231
1,980	Armor Holdings, Inc.(b)	104,683
240	Aviall, Inc.(b)	11,462
480	Curtiss-Wright Corp.	14,923
240	Esterline Technologies Corp.(b)	8,407
130	FEI Co.(b)	2,699
380	General Dynamics Corp.	25,669
1,150	Goodrich Corp.	44,793
400	Lockheed Martin Corp.	33,040
500	Moog, Inc.(b)	16,325
720	Northrop Grumman Corp.	48,103
250	Teledyne Technologies, Inc.(b)	9,585

		321,920

Airlines (0.0%):
320	Alaska Air Group, Inc.(b)	12,118
430	Mesa Air Group, Inc.(b)	3,397

		15,515

Apparel/Footwear (0.1%):
420	Brown Shoe Co., Inc.	13,419
310	Deckers Outdoor Corp.(b)	12,713
1,030	Foot Locker, Inc.	24,822
320	Genesco, Inc.(b)	8,794
600	K-Swiss, Inc., Class A	16,506
700	Quiksilver, Inc.(b)	9,800
225	Steven Madden, Ltd.	8,291
490	Stride Rite Corp.	6,738

		101,083

Apparel Manufacturers (0.9%):
7,050	Cintas Corp.	261,062
7,590	Coach, Inc.(b)	229,142
3,640	NIKE, Inc., Class B	293,966

		784,170

Automotive Parts (0.1%):
390	A.O. Smith Corp.	15,643
200	Autoliv, Inc.	11,304
560	CLARCOR, Inc.	16,772
430	Navistar International Corp.(b)	9,864
320	Oshkosh Truck Corp.	16,544

		70,127

Shares	Security Description	Value
Common Stocks, continued:
Banking (3.5%):
350	Bancolombia S.A. ADR	$10,185
690	BancorpSouth, Inc.	19,361
9,860	Bank of America Corp.	507,493
1,650	Bank of Hawaii Corp.	80,553
320	Bank of the Ozarks, Inc.	10,214
270	Capital Crossing Bank(b)	7,239
200	Cathay General Bancorp	7,458
300	Central Pacific Financial Corp.	10,857
570	Chittenden Corp.	16,445
14,690	Citigroup, Inc.	724,951
350	Citizens Banking Corp.	8,820
410	Columbia Banking System, Inc.	12,825
6,080	Commerce Bancorp, Inc.	202,525
510	Corus Bankshares, Inc.	11,123
790	Dime Community Bancshares, Inc.	11,289
370	Downey Financial Corp.	22,714
430	East West Bancorp, Inc.	17,415
50	First Citizens BancShares, Inc., Class A	9,790
300	First Midwest Bancorp, Inc.	11,205
490	First Niagara Financial Group, Inc.	7,330
450	FirstMerit Corp.	10,355
400	FLAG Financial Corp.	9,984
350	Greater Bay Bancorp	9,965
350	Hancock Holding Co.	18,144
350	International Bancshares Corp.	9,979
6,800	JPMorgan Chase & Co.	310,487
530	Mid-State Bancshares	14,347
530	NewAlliance Bancshares, Inc.	7,727
4,300	PNC Financial Services Group	304,397
900	Popular, Inc.	17,145
250	PrivateBancorp, Inc.	11,100
530	Prosperity Bancshares, Inc.	18,698
520	Sterling Bancshares, Inc.	10,785
390	Suffolk Bancorp	13,588
250	SVB Financial Group(b)	11,298
6,330	Synovus Financial Corp.	184,076
5,900	The Bank of New York Co., Inc.	199,125
350	Trustmark Corp.	11,050
600	UCBH Holdings, Inc.	10,884
650	Umpqua Holdings Corp.	17,791
450	Washington Mutual, Inc.	18,851
6,200	Wells Fargo & Co.	215,450
520	Wilshire Bancorp, Inc.	10,104
200	Wintrust Financial Corp.	10,062

		3,165,184

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Beverages (0.5%):
8,650	Constellation Brands, Inc.(b)	$236,058
2,930	PepsiCo, Inc.	191,270
1,050	The Pepsi Bottling Group, Inc.	36,761

		464,089

Broadcasting/Cable (1.0%):
10,060	Comcast Corp., Class A Special(b)	352,100
850	Cox Radio, Inc.(b)	13,481
8,910	EchoStar Communications Corp., Class A(b)	282,893
2,900	Liberty Media Holding Corp.(b)	250,357

		898,831

Building Materials (0.1%):
630	ABM Industries, Inc.	11,334
380	Building Materials Holding Corp.	9,926
250	Ceradyne, Inc.(b)	11,018
220	Eagle Materials, Inc.	7,887
170	Florida Rock Industries, Inc.	6,322
280	Genlyte Group, Inc.(b)	18,348
90	Griffon Corp.(b)	2,129
320	Universal Forest Products, Inc.	15,603
220	USG Corp.(b)	11,220

		93,787

Business Equipment & Services (0.6%):
500	Acco Brands Corp.(b)	10,830
330	Administaff, Inc.	11,402
300	CDI Corp.	6,285
600	Convergys Corp.(b)	12,522
530	EPIQ Systems, Inc.(b)	7,886
4,270	First Data Corp.	183,481
3,870	Fiserv, Inc.(b)	170,938
390	FTI Consulting, Inc.(b)	8,713
380	Global Payments, Inc.	14,459
400	iPass, Inc.(b)	1,824
410	Labor Ready, Inc.(b)	7,023
610	LECG Corp.(b)	10,340
310	Spherion Corp.(b)	2,316
290	United Stationers, Inc.(b)	13,291
570	Watson Wyatt & Co. Holdings	22,606
1,200	Xerox Corp.(b)	17,772

		501,688

Chemicals (1.2%):
500	A. Schulman, Inc.	11,795
4,840	Ashland, Inc.	305,598
13,500	Chemtura Corp.	117,315
3,540	Ecolab, Inc.	157,813

Shares	Security Description	Value
Common Stocks, continued:
Chemicals, continued:
780	Fuller (H. B.) Co.	$14,999
280	Lubrizol Corp.	12,177
760	NL Industries, Inc.	7,866
3,680	Praxair, Inc.	211,269
2,790	Sigma-Aldrich Corp.	202,638
330	Terra Nitrogen Co., L.P.	6,702
1,500	The Dow Chemical Co.	57,195

		1,105,367

Commercial Services (0.4%):
700	Advance America Cash Advance Centers, Inc.	10,878
3,100	ARAMARK Corp., Class B	101,649
1,880	Jacobs Engineering Group, Inc.(b)	163,729
200	NCO Group, Inc.(b)	5,240
3,100	The Servicemaster Co.	35,619

		317,115

Computer Software & Services (2.7%):
970	Activision, Inc.(b)	12,513
4,360	Adobe Systems, Inc.(b)	141,438
2,280	Akamai Technologies, Inc.(b)	89,376
360	ANSYS, Inc.(b)	16,826
6,600	Arrow Electronics, Inc.(b)	184,140
4,070	Autodesk, Inc.(b)	141,473
470	Brady Corp.	17,954
1,650	Brocade Communications Systems, Inc.(b)	10,230
230	CACI International, Inc., Class A(b)	12,204
370	CIBER, Inc.(b)	2,446
650	Citrix Systems, Inc.(b)	19,942
250	Cognex Corp.	6,383
2,960	Computer Sciences Corp.(b)	140,245
2,260	DST Systems, Inc.(b)	133,408
550	Electronic Arts, Inc.(b)	28,034
3,350	Electronic Data Systems Corp.	79,831
27,260	Emdeon Corp.(b)	323,030
1,490	Epicor Software Corp.(b)	18,446
430	FactSet Research Systems, Inc.	18,963
410	FileNET Corp.(b)	14,325
370	Google, Inc., Class A(b)	140,056
540	Hyperion Solutions Corp.(b)	17,885
650	i2 Technologies, Inc.(b)	10,595
450	Internet Security Systems, Inc.(b)	12,447
200	JDA Software Group, Inc.(b)	3,318
420	Mantech International Corp.(b)	12,785
12,410	Microsoft Corp.	318,812
120	MicroStrategy, Inc.(b)	10,944
210	MRO Software, Inc.(b)	5,395

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Computer Software & Services, continued:
1,540	Network Appliance, Inc.(b)	$52,730
8,870	Oracle Corp.(b)	138,816
520	Progress Software Corp.(b)	13,166
260	Sybase, Inc.(b)	5,998
2,300	Take-Two Interactive Software, Inc.(b)	28,060
1,050	Tech Data Corp.(b)	36,635
740	THQ, Inc.(b)	19,092
8,500	Verisign, Inc.(b)	172,040
410	WebEx Communications, Inc.(b)	14,637

		2,424,618

Computers & Peripherals (1.7%):
330	Anixter International, Inc.	17,982
2,090	Apple Computer, Inc.(b)	141,807
280	Black Box Corp.	10,791
10,120	Cisco Systems, Inc.(b)	222,539
400	Cray, Inc.(b)	5,100
10,760	Hewlett-Packard Co.	393,385
500	Hutchinson Technology, Inc.(b)	10,320
4,310	International Business Machines Corp.	348,980
330	Komag, Inc.(b)	11,867
300	msystems, Ltd.(b)	13,314
2,000	NVIDIA Corp.(b)	58,220
500	Paxar Corp.(b)	9,735
42,840	Solectron Corp.(b)	134,518
8,390	Western Digital Corp.(b)	153,537

		1,532,095

Construction (0.1%):
250	EMCOR Group, Inc.(b)	13,860
700	MDC Holdings, Inc.	29,953
20	NVR, Inc.(b)	10,273
210	URS Corp.(b)	8,516

		62,602

Consulting Services (0.0%):
2,840	SM&A(b)	17,494

Consumer Products (0.5%):
920	CNS, Inc.	25,944
500	Delta & Pine Land Co.	20,230
1,220	Fortune Brands, Inc.	88,572
440	JAKKS Pacific, Inc.(b)	7,190
1,870	Newell Rubbermaid, Inc.	50,471
420	Pool Corp.	15,989
540	RC2 Corp.(b)	18,160
450	Russ Berrie & Company, Inc.(b)	6,179
220	Silgan Holdings Inc.	7,788
190	Snap-on, Inc.	8,303

Shares	Security Description	Value
Common Stocks, continued:
Consumer Products, continued:
380	Stanley Furniture Co., Inc.	$9,477
2,800	The Clorox Co.	167,468

		425,771

Consumer Services (0.2%):
490	Avon Products, Inc.	14,068
430	Netflix, Inc.(b)	8,604
630	priceline.com, Inc.(b)	21,036
11,900	Service Corp. International	99,960

		143,668

Diversified Manufacturing Operations (2.0%):
2,320	3M Co.	166,344
360	Albany International Corp., Class A	12,571
310	AptarGroup, Inc.	15,965
3,300	Danaher Corp.	218,757
17,250	General Electric Co.	587,534
2,520	Johnson Controls, Inc.	181,264
660	Lennox International, Inc.	15,536
6,000	Leucadia National Corp.	154,380
760	Northwest Pipe Co.(b)	22,998
360	NS Group, Inc.(b)	16,387
5,500	SPX Corp.	290,400
5,390	Tyco International Ltd.	140,949
290	Watts Water Technologies, Inc.	8,993
400	Woodward Governor Co.	13,468

		1,845,546

Electronic Components/Instruments (1.3%):
4,210	Amphenol Corp., Class A	241,949
5,100	Avnet, Inc.(b)	99,756
270	Belden CDT, Inc.	9,650
485	Benchmark Electronics, Inc.(b)	12,096
380	CTS Corp.	5,586
1,580	Hubbell, Inc., Class B	73,470
3,450	L-3 Communications Holdings, Inc.	260,095
800	LoJack Corp.(b)	16,704
310	Measurement Specialties, Inc.(b)	6,243
480	Methode Electronics, Inc., Class A	3,811
190	Mettler-Toledo International, Inc.(b)	11,579
6,170	Microchip Technology, Inc.	210,767
310	Molecular Devices Corp.(b)	7,443
100	Molex, Inc.	3,647
720	Omnivision Technologies, Inc.(b)	11,952
250	Park Electrochemical Corp.	6,525
3,800	Sanmina-SCI Corp.(b)	12,882
420	Trimble Navigation Ltd.(b)	20,567

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Electronic Components/Instruments, continued:
350	Vicor Corp.	$4,396
3,250	Waters Corp.(b)	138,613

		1,157,731

Entertainment (0.4%):
220	Aztar Corp.(b)	11,543
1,260	Bluegreen Corp.(b)	14,427
1,550	Carnival Corp.	64,945
460	Harrah’s Entertainment, Inc.	28,686
1,170	International Speedway Corp., Class A	56,628
200	Regal Entertainment Group, Class A	3,946
165	Shuffle Master, Inc.(b)	4,592
250	The Walt Disney Co.	7,413
10,000	Time Warner, Inc.	166,199

		358,379

Financial Services (2.8%):
310	A.G. Edwards, Inc.	16,374
280	AllianceBernstein Holding LP	18,676
4,000	Allied Capital Corp.	122,360
3,610	American Capital Strategies Ltd.	139,815
560	ASTA Funding, Inc.	18,508
400	Boston Private Financial Holdings, Inc.	9,984
4,610	Checkfree Corp.(b)	165,038
400	CIT Group, Inc.	18,024
130	Coinstar, Inc.(b)	3,413
350	CompuCredit Corp.(b)	10,203
3,800	Countrywide Financial Corp.	128,440
7,200	Eaton Vance Corp.	191,448
780	eFunds Corp.(b)	18,112
1,460	Fannie Mae	76,869
2,190	Freddie Mac	139,284
240	International Securities Exchange Holdings, Inc.	10,212
390	Investment Technology Group, Inc.(b)	18,022
240	iStar Financial, Inc.	10,061
600	Janus Capital Group, Inc.	10,668
860	Knight Capital Group, Inc., Class A(b)	15,016
1,410	Legg Mason, Inc.	128,677
3,600	Lehman Brothers Holdings, Inc.	229,715
550	Mellon Financial Corp.	20,477
4,710	Merrill Lynch & Co.	346,325
4,550	Nuveen Investments, Inc., Class A	217,217
400	Royal Gold, Inc.	11,916
5,620	T Rowe Price Group, Inc.	247,616
900	The Bear Stearns Companies, Inc.	117,315
340	The First Marblehead Corp.	17,850
350	The Goldman Sachs Group, Inc.	52,028
280	World Acceptance Corp.(b)	11,192

		2,540,855

Shares	Security Description	Value
Common Stocks, continued:
Food—Wholesale/Distribution (0.4%):
9,990	Sysco Corp.	$313,586

Food Products & Services (0.6%):
6,220	Coca Cola Enterprises, Inc.	138,706
600	Corn Products International, Inc.	20,700
620	Flowers Foods, Inc.	16,833
500	Hain Celestial Group, Inc.(b)	11,775
570	J & J Snack Foods, Inc.	18,052
4,150	Kraft Foods, Inc., Class A	140,726
1,280	M&F Worldwide Corp.(b)	20,467
510	Pilgrim’s Pride Corp.	12,424
520	Premium Standard Farms, Inc.	8,798
290	Ralcorp Holdings, Inc.(b)	14,346
340	Smithfield Foods, Inc.(b)	10,210
5,960	Tyson Foods, Inc., Class A	87,791
370	United Natural Foods, Inc.(b)	10,749

		511,577

Hazardous Waste Disposal (0.2%):
100	Clean Harbors, Inc.(b)	4,179
3,150	Stericycle, Inc.(b)	210,074

		214,253

Health Care (1.2%):
320	Amedisys, Inc.(b)	12,950
1,240	American Dental Partners, Inc.(b)	20,410
830	AMERIGROUP Corp.(b)	26,178
280	Arthrocare Corp.(b)	12,771
160	Cerner Corp.(b)	7,370
2,500	Cigna Corp.	282,675
192	Coventry Health Care, Inc.(b)	10,414
240	Cross Country Healthcare, Inc.(b)	3,941
1,400	HCA, Inc.	69,048
280	Health Net, Inc.(b)	11,707
330	Healthways, Inc.(b)	17,035
4,000	Humana, Inc.(b)	243,720
260	IDEXX Laboratories, Inc.(b)	23,923
320	Kindred Healthcare, Inc.(b)	9,965
150	Myogen, Inc.(b)	5,220
430	Odyssey Healthcare, Inc.(b)	6,897
390	Pediatrix Medical Group, Inc.(b)	17,862
440	Sierra Health Services, Inc.(b)	18,876
440	Sunrise Senior Living, Inc.(b)	12,984
60	United Surgical Partners International, Inc.(b)	1,693
290	UnitedHealth Group, Inc.	15,066
230	WellCare Health Plans, Inc.(b)	12,898
3,090	Wellpoint, Inc.(b)	239,197

		1,082,800

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Home Builders (0.1%):
720	KB HOME	$30,787
750	Lennar Corp., Class A	33,630
320	Meritage Corp.(b)	13,104
1,150	Orleans Homebuilders, Inc.	14,053
270	Ryland Group, Inc.	11,521
350	WCI Communities, Inc.(b)	5,404

		108,499

Hotels (0.1%):
400	Las Vegas Sands Corp.(b)	27,924
1,100	Starwood Hotels & Resorts Worldwide, Inc.	58,586

		86,510

Human Resources (0.1%):
600	Korn/Ferry International(b)	12,252
1,700	Manpower, Inc.	100,487

		112,739

Instruments—Scientific (0.3%):
2,900	Fisher Scientific International, Inc.(b)	226,867

Insurance (2.0%):
3,790	AFLAC, Inc.	170,815
8,500	American International Group, Inc.	542,469
440	Assured Guaranty Ltd.	11,770
320	Baldwin & Lyons, Inc., Class B	7,837
350	Bristol West Holdings, Inc.	5,156
440	Conseco, Inc.(b)	9,108
500	Delphi Financial Group, Inc.	19,440
180	Direct General Corp.	2,398
1,200	First American Corp.	48,744
180	FPIC Insurance Group, Inc.(b)	7,423
310	Hilb, Rogal & Hobbs Co.	13,414
320	LandAmerica Financial Group, Inc.	20,237
470	Lincoln National Corp.	28,529
7,800	MetLife, Inc.	429,234
460	National Interstate Corp.	12,774
90	National Western Life Insurance Co., Class A	20,727
620	Philadelphia Consolidated Holding Corp.(b)	22,419
380	ProAssurance Corp.(b)	19,114
50	Protective Life Corp.	2,302
3,490	Prudential Financial, Inc.	256,201
190	Safety Insurance Group, Inc	9,770
320	Selective Insurance Group, Inc.	16,646
330	Stewart Information Services Corp.	11,256
2,600	The Chubb Corp.	130,416

Shares	Security Description	Value
Common Stocks, continued:
Insurance, continued:
260	Triad Guaranty, Inc.(b)	$13,070
195	Zenith National Insurance Corp.	7,371

		1,838,640

Machinery & Equipment (0.8%):
570	AGCO Corp.(b)	14,165
1,880	Caterpillar, Inc.	124,738
460	Gardner Denver, Inc.(b)	16,546
300	IDEX Corp.	12,597
2,650	Ingersoll-Rand Co., Ltd., Class A	100,753
530	JLG Industries, Inc.	9,254
600	Lincoln Electric Holdings, Inc.	33,018
240	Roper Industries, Inc.	11,131
270	The Manitowoc Co., Inc.	11,934
430	Timken Co.	13,777
410	Toro Co.	16,404
300	Tractor Supply Co.(b)	12,774
5,670	United Technologies Corp.	355,566
230	W.W. Grainger, Inc.	15,364
270	Watsco, Inc.	11,864

		759,885

Media (0.0%):
550	Tom Online, Inc. ADR(b)	7,409

Medical—Biotechnology (0.3%):
325	Enzo Biochem, Inc.(b)	4,154
220	Genentech, Inc.(b)	18,154
980	Millipore Corp.(b)	62,896
560	Pharmaceutical Product Development, Inc.	21,347
200	STERIS Corp.	4,756
3,080	Techne Corp.(b)	156,773

		268,080

Medical Equipment & Supplies (1.9%):
1,775	Anika Therapeutics, Inc.(b)	24,087
2,660	Bard (C.R.), Inc.	199,979
1,750	Beckman Coulter, Inc.	95,848
1,400	Becton Dickinson & Co.	97,580
360	China Medical Technologies, Inc. ADR(b)	7,931
1,500	Dade Behring Holdings, Inc.	60,735
210	Datascope Corp.	6,915
290	DJO, Inc.(b)	11,185
460	Greatbatch, Inc.(b)	11,252
200	Haemonetics Corp.(b)	9,316
6,980	Henry Schein, Inc.(b)	348,092
395	Immucor, Inc.(b)	8,204

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Medical Equipment & Supplies, continued:
297	Intermagnetics General Corp.(b)	$8,087
600	Invitrogen Corp.(b)	36,510
5,200	Johnson & Johnson	336,231
1,510	Lifecore Biomedical, Inc.(b)	23,073
30	Mentor Corp.	1,456
395	Merit Medical Systems, Inc.(b)	5,538
350	Owens & Minor, Inc.	11,260
540	PolyMedica Corp.	21,919
310	ResMed, Inc.(b)	12,611
420	Respironics, Inc.(b)	15,502
5,980	Stryker Corp.	287,219
480	Symmetry Medical, Inc.(b)	6,658
460	Viasys Healthcare, Inc.(b)	12,199
290	Vital Signs, Inc.	15,733

		1,675,120

Medical Labs & Testing Services (0.2%):
3,330	Covance, Inc.(b)	209,357

Metals—Processing & Fabrication (0.5%):
190	Carpenter Technology Corp.	18,210
330	Century Aluminum Co.(b)	11,454
290	Cleveland Cliffs, Inc.	10,576
520	Commercial Metals Co.	11,227
340	Encore Wire Corp.(b)	12,770
290	Maverick Tube Corp.(b)	18,638
600	Metal Management, Inc.	15,348
370	Mueller Industries, Inc.	14,178
760	Newmont Mining Corp.	38,950
270	Nucor Corp.	13,195
670	Phelps Dodge Corp.	59,965
472	Quanex Corp.	16,204
350	Reliance Steel & Aluminum Co.	11,470
350	Ryerson Tull, Inc.	7,413
510	Shaw Group, Inc.(b)	12,832
1,210	Steel Dynamics, Inc.	63,876
330	Steel Technologies, Inc.	7,339
2,400	United States Steel Corp.	139,608

		483,253

Oil & Gas Exploration, Production and Services (1.6%):
4,100	Anadarko Petroleum Corp.	192,331
3,380	Apache Corp.	220,646
350	Atmos Energy Corp.	10,080
3,340	Baker Hughes, Inc.	237,740
875	Barnwell Industries, Inc.	19,460
310	Cabot Oil & Gas Corp.	15,829
1,000	Callon Petroleum Co.(b)	15,470
1,760	Cimarex Energy Co.	67,408
150	Drill-Quip, Inc.(b)	11,519

Shares	Security Description	Value
Common Stocks, continued:
Oil & Gas Exploration, Production and Services, continued:
280	El Paso Corp.	$4,066
380	Frontier Oil Corp.	12,426
1,450	Grey Wolf, Inc.(b)	10,600
6,890	Halliburton Co.	224,751
400	Harvest Natural Resources, Inc.(b)	5,116
548	Helix Energy Solutions Group, Inc.(b)	21,076
270	Holly Corp.	12,371
200	Hydril Co.(b)	13,090
130	Kinder Morgan, Inc.	13,567
330	Lone Star Technologies, Inc.(b)	14,959
470	Oceaneering International, Inc.(b)	16,906
500	Pacific Ethanol, Inc.(b)	9,265
3,260	Patterson-UTI Energy, Inc.	89,324
160	Petroleum Development Corp.(b)	6,832
590	Pioneer Drilling Co.(b)	8,313
190	PrimeEnergy Corp.(b)	13,836
300	Southwest Gas Corp.	10,110
420	St. Mary Land & Exploration Co.	17,136
330	Stone Energy Corp.(b)	14,576
390	Swift Energy Co.(b)	17,066
670	TETRA Technologies, Inc.(b)	18,633
1,250	Tidewater, Inc.	59,513
790	Unit Corp.(b)	41,641
140	W&T Offshore, Inc.	4,493
170	W-H Energy Services, Inc.(b)	8,580
310	World Fuel Services Corp.	11,172

		1,469,901

Oil—Integrated Companies (1.2%):
220	BP Prudhoe Bay Royalty Trust	17,222
5,880	ConocoPhillips	372,968
340	Dominion Resources Black Warrior Trust	11,560
9,050	Exxon Mobil Corp.	612,413
550	SEACOR Holdings, Inc.(b)	47,867

		1,062,030

Paper Products (0.5%):
7,000	International Paper Co.	243,390
2,220	Kimberly-Clark Corp.	140,970
350	Louisiana-Pacific Corp.	6,846
300	Potlatch Corp.	11,493
1,160	Temple-Inland, Inc.	51,643
2,330	Xerium Technologies, Inc.	25,444

		479,786

Pharmaceuticals (2.1%):
2,890	Abbott Laboratories	140,743
480	Alpharma, Inc., Class A	10,051

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Pharmaceuticals, continued:
3,150	AmerisourceBergen Corp.	$139,104
4,990	Amgen, Inc.(b)	338,970
440	Andrx Corp.(b)	10,490
160	Bradley Pharmaceuticals, Inc.(b)	2,370
5,810	Bristol-Myers Squibb Co.	126,368
5,000	Cardinal Health, Inc.	337,099
4,800	Caremark Rx, Inc.	278,112
1,360	Mannatech, Inc.	19,693
2,424	Medco Health Solutions, Inc.(b)	153,609
440	Medicis Pharmaceutical Corp., Class A	12,888
3,360	Merck & Co., Inc.	136,248
680	NBTY, Inc.(b)	21,665
370	PAREXEL International Corp.(b)	12,247
780	PRA International(b)	20,264
2,950	Watson Pharmaceutical, Inc.(b)	75,638
1,870	Wyeth	91,069

		1,926,628

Printing & Publishing (0.1%):
990	Cadmus Communications Corp.	16,236
320	Consolidated Graphics, Inc.(b)	19,898
350	Gannett Co., Inc.	19,898
730	Global Imaging Systems, Inc.(b)	16,009
380	John H. Harland Co.	14,197
840	The McClatchy Co., Class A	34,078

		120,316

Raw Materials (0.0%):
280	Alliance Resource Partners LP	10,274
320	AMCOL International Corp.	7,430
50	Weyerhauser Co.	3,100

		20,804

Real Estate (0.0%):
960	Tarragon Corp.	10,646

Recreational Products (0.0%):
400	Arctic Cat, Inc.	6,652
1,920	Escalade, Inc.	20,140
430	K2, Inc.(b)	5,010

		31,802

REITS (0.5%):
190	Agree Realty Corp.	6,139
950	American Financial Realty Trust	10,897
3,950	American Home Mortgage Investment Corp.	125,214
420	American Land Lease, Inc.	10,051
830	Anthracite Capital, Inc.	10,666
370	BRT Realty Trust	9,983

Shares	Security Description	Value
Common Stocks, continued:
REITS, continued:
930	Capital Lease Funding, Inc.	$10,630
190	Centracore Properties Trust	5,438
100	Cousins Properties, Inc.	3,437
250	Equity Lifestyle Properties, Inc.	11,208
100	Essex Property Trust, Inc.	12,547
500	Extra Space Storage, Inc.	8,750
500	Felcor Lodging Trust, Inc.	10,725
500	Glenborough Realty Trust, Inc.	12,904
750	Highland Hospitality Corp.	10,328
1,200	Impac Mortgage Holdings, Inc.	10,908
450	KKR Financial Corp.	10,760
400	Longview Fibre Co.	8,336
250	Maguire Properties, Inc.	9,978
700	MortgageIT Holdings, Inc.	10,136
1,200	New Century Financial Corp.	46,451
650	New Plan Excel Realty Trust	17,933
370	Novastar Financial, Inc.	10,900
480	One Liberty Properties, Inc.	10,301
750	PMC Commercial Trust	10,943
510	RAIT Investment Trust	14,269
750	Saxon Capital, Inc.	10,433
350	Tanger Factory Outlet Centers, Inc.	12,530
550	The Mills Corp.	9,889
900	Thornburg Mortgage, Inc.	20,672
850	Trustreet Properties, Inc.	10,345
190	Universal Health Realty Income Trust	6,895

		490,596

Restaurants (0.2%):
1,250	Brinker International, Inc.	48,088
460	CBRL Group, Inc.	17,406
350	CEC Entertainment, Inc.(b)	11,158
700	CKE Restaurants, Inc.	10,871
450	Domino’s Pizza, Inc.	11,003
400	Jack in the Box, Inc.(b)	19,192
370	Landry’s Seafood Restaurants, Inc.(b)	10,120
340	Lone Star Steakhouse & Saloon, Inc.	9,275
480	Papa John’s International, Inc.(b)	16,320
640	Ryan’s Restaurant Group, Inc.(b)	10,086
200	Sonic Corp.(b)	4,386
880	YUM! Brands, Inc.	43,014

		210,919

Retail (3.5%):
450	Abercrombie & Fitch Co.	29,039
370	Aeropostale, Inc.(b)	9,398
7,040	AutoNation, Inc.(b)	136,787
4,620	Bed Bath & Beyond, Inc.(b)	155,833
4,060	Best Buy Co., Inc.	190,820

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Retail, continued:
760	Big Lots, Inc.(b)	$13,946
3,220	BJ’s Wholesale Club, Inc.(b)	84,847
2,390	Borders Group, Inc.	45,721
430	Casey’s General Stores, Inc.	10,165
725	Cato Corp., Class A	16,842
310	Children’s Place Retail Stores, Inc.(b)	17,971
570	Christopher & Banks Corp.	13,880
3,690	Costco Wholesale Corp.	172,655
6,760	CVS Corp.	226,798
320	DSW, Inc., Class A(b)	8,957
3,710	Federated Department Stores, Inc.	140,906
530	Furniture Brands International, Inc.	10,150
261	GameStop Corp., Class A(b)	11,400
300	Group 1 Automotive, Inc.	13,590
530	Gymboree Corp.(b)	17,782
480	Hibbet Sporting Goods, Inc.(b)	11,774
3,500	Home Depot, Inc.	120,015
4,150	Kohl’s Corp.(b)	259,416
30	Longs Drug Stores, Corp.	1,363
5,730	Lowe’s Cos., Inc.	155,054
6,610	O’Reilly Automotive, Inc.(b)	196,251
500	Payless Shoesource, Inc.(b)	11,730
300	Regis Corp.	11,007
1,120	Rent-A-Center, Inc.(b)	30,352
31,050	Rite Aid Corp.(b)	134,757
91	Sears Holdings Corp.(b)	13,114
420	Sonic Automotive, Inc.	8,883
11,120	Staples, Inc.	250,866
230	The Buckle, Inc.	7,797
3,000	The Gap, Inc.	50,430
860	The Kroger Co.	20,477
315	The Men’s Wearhouse, Inc.	11,167
500	Tween Brands, Inc.(b)	17,030
2,400	United Auto Group, Inc.	49,008
6,700	Wal-Mart Stores, Inc.	299,623
3,930	Walgreen Co.	194,378

		3,181,979

Semiconductors (1.5%):
370	Actel Corp.(b)	5,742
14,140	Altera Corp.(b)	286,053
1,100	Amkor Technology, Inc.(b)	6,237
690	Applied Industrial Technologies, Inc.	15,601
390	ATMI, Inc.(b)	11,259
330	Coherent, Inc.(b)	11,966
370	Cohu, Inc.	6,205
340	Cymer, Inc.(b)	13,991
640	DSP Group, Inc.(b)	15,661
434	Entegris, Inc.(b)	4,713

Shares	Security Description	Value
Common Stocks, continued:
Semiconductors, continued:
440	Exar Corp.(b)	$6,151
6,100	Intel Corp.	119,194
1,870	IXYS Corp.(b)	16,419
3,140	KLA-Tencor Corp.	137,877
2,260	Lam Research Corp.(b)	96,705
660	Microsemi Corp.(b)	18,328
190	MKS Instruments, Inc.(b)	3,969
280	Photronics, Inc.(b)	4,063
160	Rudolph Technologies, Inc.(b)	2,864
2,420	SanDisk Corp.(b)	142,586
510	Semitool, Inc.(b)	5,569
430	Standard Microsystems Corp.(b)	12,070
11,880	Texas Instruments, Inc.	387,170
340	Ultratech Stepper, Inc.(b)	4,974
605	Varian Semiconductor Equipment Associates, Inc.(b)	21,363

		1,356,730

Technology (0.2%):
370	Dionex Corp.(b)	18,655
360	Inter-Tel, Inc.	7,934
460	Intergraph Corp.(b)	17,186
3,360	Maxim Integrated Products, Inc.	97,777
370	Micros Systems, Inc.(b)	17,708
230	Varian, Inc.(b)	10,736

		169,996

Telecommunications (1.2%):
500	ALLTEL Corp.	27,105
9,200	AT&T, Inc.	286,395
700	Audiovox Corp.(b)	10,367
5,160	Avaya, Inc.(b)	53,922
1,870	CalAmp Corp.(b)	12,585
350	CommScope, Inc.(b)	10,224
1,185	EMS Technologies, Inc.(b)	21,662
100	Golden Telecom, Inc.	3,050
590	J2 Global Communications, Inc.(b)	14,827
9,000	Motorola, Inc.	210,420
150	NICE Systems, Ltd.(b)	3,744
450	Preformed Line Products Co.	16,808
3,590	Sprint Nextel Corp.	60,743
470	Symmetricom, Inc.(b)	3,506
9,250	Verizon Communications, Inc.	325,414
750	ViaSat, Inc.(b)	20,288

		1,081,060

Tobacco & Tobacco Products (0.4%):
4,060	Altria Group, Inc.	339,132
50	Loews Corp.—Carolina Group	2,909

		342,041

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Transportation & Shipping (1.1%):
340	Arkansas Best Corp.	$15,011
240	Bristow Group, Inc.(b)	8,954
4,800	CSX Corp.	145,056
410	EGL, Inc.(b)	12,534
1,970	FedEx Corp.	199,028
225	Forward Air Corp.	7,232
100	Freightcar America, Inc.	5,820
1,000	Heartland Express, Inc.	16,080
1,300	Kansas City Southern(b)	34,255
110	Kirby Corp.(b)	3,226
775	Knight Transportation, Inc.	13,322
1,850	Laidlaw International, Inc.	49,950
430	Landstar System, Inc.	18,361
4,350	Norfolk Southern Corp.	185,876
250	OMI Corp.	5,630
680	SkyWest, Inc.	16,436
1,480	Southwest Airlines Co.	25,634
250	Swift Transportation Co., Inc.(b)	5,798
180	Thor Industries, Inc.	7,592
700	Union Pacific Corp.	56,245
260	Werner Enterprises, Inc.	4,818
4,040	YRC Worldwide, Inc.(b)	148,591

		985,449

Utilities (0.5%):
3,800	Constellation Energy Group	228,342
4,200	WPS Resources Corp.	215,796

		444,138

Utilities—Electric (0.3%):
450	Cleco Corp.	11,232
1,160	Companhia Paranaense de Energia-Copel ADR	12,679
600	Duquesne Light Holdings, Inc.	11,814
590	El Paso Electric Co.(b)	14,107
390	PNM Resources, Inc.	11,181
5,200	TECO Energy, Inc.	82,004
1,520	TXU Corp.	100,639
300	UniSource Energy Corp.	10,353
200	Westar Energy, Inc.	4,878

		258,887

Utilities—Natural Gas (0.5%):
470	Energen Corp.	20,511
340	New Jersey Resources Corp.	16,884
280	Nicor, Inc.	12,225
7,460	ONEOK, Inc.	285,493
260	Peoples Energy Corp.	11,019

Shares or Principal Amount	Security Description	Value
Common Stocks, continued:
Utilities—Natural Gas, continued:
400	Piedmont Natural Gas Co., Inc.	$10,428
450	Southern Union Co.	12,438
410	Southwestern Energy Co.(b)	14,084
540	UGI Corp.	13,392
350	WGL Holdings, Inc.	10,875

		407,349

Waste Disposal (0.0%):
2,420	Allied Waste Industries, Inc.(b)	25,023
350	Waste Management, Inc.	11,998

		37,021

Total Common Stocks (Cost $36,966,312)		40,345,033

Asset Backed Securities (1.5%):
$128,826	ACLC Business Loan Receivables, Series 1998-2, Class A3, 6.69%, 4/15/20(c)	123,673
150,536	ACLC Business Loan Receivables, Series 2000-1, Class A3F, 8.03%, 10/15/21(c)	150,536
109,992	Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12(c)	112,517
250,000	Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20(c)	246,325
247,674	Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10(c)	252,721
250,000	Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13(c)	249,732
185,553	Peachtree Franchise Loan LLC. Series 1999-A, Class A1, 6.68%, 1/15/21(c)	186,566

Total Asset Backed Securities (Cost $1,209,789)		1,322,070

Mortgage Backed Securities (7.0%):
145,897	Banc of America Mortgage Securities, Series 2003-1, Class 2A2, 5.25%, 2/25/18	144,883
380,932	Banc of America Mortgage Securities, Series 2004-4, Class 3A1, 5.00%, 5/25/19	371,264
30,000	Banc of America Mortgage Securities, Series 2003-9, Class 1A7, 5.50%, 12/25/33	29,390
50,000	Banc of America Mortgage Securities, Series 2004-4, Class 2A2, 5.50%, 5/25/34	45,838

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$99,897	Countrywide Alternative Loan Trust, Series 2004-24CB, Class 2A1, 5.00%, 11/25/19	$97,479
69,889	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, 3/25/34	68,344
72,335	Countrywide Alternative Loan Trust, Series 2005-J3, Class 3A1, 6.50%, 9/25/34	73,096
94,465	Countrywide Home Loans, Series 2002-38, Class A2, 5.00%, 2/25/18	93,614
213,451	Countrywide Home Loans, Series 2003-14, Class A19, 5.00%, 6/25/33	209,974
36,021	Countrywide Home Loans, Series 2003-20, Class 1A14, 5.50%, 7/25/33	35,043
120,897	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 8A1, 5.00%, 9/25/18	118,710
199,189	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-21, Class 3A1, 5.50%, 8/25/33	196,580
110,221	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-23, Class 1A1, 5.50%, 10/25/33	109,495
122,706	Credit Suisse Mortgage Capital Certificate, Series 2006-2, Class 3A1, 6.50%, 3/25/36	123,984
67,953	Fannie Mae, Series 2003-8, Class QB, 4.50%, 12/25/12	67,484
18,791	Fannie Mae, 5.00%, 3/1/18, Pool #681351	18,452
18,084	Fannie Mae, Series 1992-198, Class N, 7.50%, 9/25/22	18,048
123,259	Fannie Mae, Series 1999-18, Class A, 5.50%, 10/18/27	123,228
83,723	Fannie Mae, Series 2002-89, Class QE, 5.00%, 9/25/31	83,128
61,223	Fannie Mae, Series 2003-13, Class PG, 5.00%, 11/25/32	60,573
169,051	Fannie Mae, Series 2003-19, Class ME, 4.00%, 1/25/33	160,410
46,052	Fannie Mae, 6.00%, 5/1/35, Pool #357778	46,113
251,209	First Horizon Mortgage Pass-Through Trust, Series 2004-1, Class 2A1, 4.75%, 3/25/19	246,027
335,866	Freddie Mac, 3.50%, 5/1/10, Pool #M80824	315,028

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$14,407	Freddie Mac, 6.50%, 12/1/11, Pool #E20275	$14,624
34,506	Freddie Mac, 5.00%, 5/1/18, Pool #E96372	33,865
24,844	Freddie Mac, 5.00%, 9/1/18, Pool #E99582	24,382
48,170	Freddie Mac, Series 2793, Class HD, 3.50%, 12/15/18	47,693
157,718	Freddie Mac, Series 2877, Class JD, 4.50%, 3/15/19	148,211
135,464	Freddie Mac, Series 2543, Class BC, 4.75%, 11/15/21	133,043
389,099	Freddie Mac, Series 1443, Class I, 7.50%, 12/15/22	405,570
400,000	Freddie Mac, Series 2877 Class AL, 5.00%, 10/15/24	378,876
33,291	Freddie Mac, 5.52%, 6/1/28, Pool #605508	33,614
156,987	Freddie Mac, Series 2528, Class ME, 5.25%, 5/15/30	153,576
177,728	Freddie Mac, Series 2382, Class DA, 5.50%, 10/15/30	178,757
83,096	Freddie Mac, Series 2302, Class J, 6.50%, 4/15/31	83,691
65,227	Freddie Mac, Series 2378, Class CB, 6.00%, 11/15/31	65,455
32,055	Freddie Mac, Series 2702, Class GA, 6.00%, 2/15/32	32,017
75,876	Freddie Mac, Series 2579, Class KJ, 5.50%, 3/15/33	76,108
29,933	Freddie Mac, 5.50%, 1/1/35, Pool #A30935	29,464
23,533	Government National Mortgage Assoc., 7.00%, 1/15/26, Pool #421420	24,306
14,032	Government National Mortgage Assoc., 6.00%, 2/20/26, Pool #2166	14,168
2,526	Government National Mortgage Assoc., 8.00%, 6/15/26, Pool #423563	2,681
78,274	Government National Mortgage Assoc., 7.00%, 7/15/29, Pool #492747	80,792
127,247	GSR Mortgage Loan Trust, Series 2003-3F, Class 1A2, 5.00%, 4/25/33	125,573
274,962	Master Alternative Loans Trust, Series 2004-3, Class 5A1, 6.50%, 3/25/34	276,337
64,051	Master Asset Securitization Trust, Series 2003-3, Class 5A1, 5.50%, 4/25/18	63,740

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
Mortgage Backed Securities, continued:
$104,119	Residential Asset Securitization Trust, Series 2003-A6, Class A1, 4.50%, 7/25/33	$101,103
97,197	Residential Asset Securitization Trust, Series 2003-A7, Class A2, 4.85%, 7/25/33	96,279
45,761	Washington Mutual, Series 2003-S4, Class 4A1, 4.00%, 2/25/32	44,093
164,749	Washington Mutual Mortgage Pass-Through Trust, Series 2002-MS8, Class 2A1, 5.25%, 12/25/17	160,590
537,950	Wells Fargo Mortgage Backed Securities, Series 2004-5, Class 1A1, 5.00%, 6/25/19	529,040
150,525	Wells Fargo Mortgage Backed Securities, Series 2004-7, Class 2A2, 5.00%, 7/25/19	146,715

Total Mortgage Backed Securities (Cost $6,451,198)		6,360,548

Corporate Bonds (3.0%):
Aerospace & Defense (0.6%):
500,000	Boeing Capital Corp., 6.50%, 2/15/12	527,449

Banking (0.2%):
20,000	Bank of America Corp., 5.25%, 2/1/07	19,980
150,000	Keycorp, 2.75%, 2/27/07	147,747

		167,727

Brokerage Services (0.4%):
200,000	Bear Stearns Co., Inc., 7.00%, 9/24/21	195,818
125,000	Goldman Sachs Group, Inc., 6.125%, 2/15/33	123,071

		318,889

Financial—Leasing Company (0.6%):
600,000	International Lease Finance Corp., 5.32%, 12/9/07	598,555

Financial Services (0.5%):
110,000	Household Finance Corp., 6.70%, 9/15/09	112,342
100,000	Household Finance Corp., 7.40%, 8/15/22	100,485
250,000	Preferred Term Securities XIII, 3.86%**, 3/24/34, Callable 3/24/09 @ 100*(d)	246,876

		459,703

Principal Amount	Security Description	Value
Corporate Bonds, continued:
Retail Stores (0.3%):
$250,000	Wal-Mart Stores, Inc., 7.25%, 6/1/13	$275,577

Telecommunications (0.4%):
250,000	AT&T, Inc., 6.25%, 3/15/11	256,883
100,000	Southwestern Bell Telephone Co., 6.29%, 9/29/10	101,964

		358,847

Utilities—Electric (0.0%):
5,000	Indianapolis Power & Light, 7.05%, 2/1/24	5,122

Total Corporate Bonds (Cost $2,694,783)		2,711,869

Taxable Municipal Bonds (0.4%):
350,000	Cedartown Development Authority, Revenue, 7.00%, 2/1/22, Callable 2/1/07@102*, Insured by: AMBAC	358,680

Total Taxable Municipal Bonds (Cost $350,000)		358,680

U.S. Government Agencies (14.3%):
Fannie Mae (3.9%):
200,000	3.25%**, 1/28/08, Continuously Callable @ 100	196,257
100,000	3.00%, 6/19/08, Continuously Callable @ 100	96,363
500,000	4.38%**, 8/18/08	493,193
50,000	3.50%**, 12/3/08, Continuously Callable @ 100	49,027
150,000	4.00%**, 1/14/10, Continuously Callable @ 100	147,276
112,000	4.25%**, 10/20/10, Callable 10/20/06 @ 100*	110,601
500,000	4.00%, 11/10/11, Callable 11/10/06 @ 100*	491,498
500,000	4.16%, 6/11/13, Callable 12/11/06 @ 100*	471,057
50,000	4.00%**, 8/23/13, Continuously Callable @ 100	48,993
250,000	5.00%**, 4/11/14, Callable 10/11/06 @ 100*	244,766
250,000	5.00%**, 11/28/14, Callable 11/28/06 @ 100*	246,349
87,000	4.00%**, 12/16/14, Continuously Callable @ 100	84,571
100,000	4.00%**, 12/22/14, Continuously Callable @ 100	98,413
25,000	4.25%**, 4/13/15, Callable 10/13/06 @ 100*	24,626

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Fannie Mae, continued:
$110,000	4.25%**, 7/14/15, Continuously Callable @ 100	$106,700
145,000	4.00%**, 2/29/16, Continuously Callable @ 100	141,830
60,000	4.25%**, 9/16/16, Continuously Callable @ 100	58,590
380,000	5.25%**, 8/1/18, Callable 11/1/06 @ 100*	372,071
55,000	4.00%**, 10/30/18, Callable 10/30/06 @ 100*	54,920

		3,537,101

Federal Farm Credit Bank (1.2%):
150,000	3.24%, 3/4/08, Continuously Callable @ 100	145,953
1,000,000	4.48%, 6/10/13, Continuously Callable @ 100	955,588

		1,101,541

Federal Home Loan Bank (6.5%):
50,000	2.65%, 7/30/07, Continuously Callable @100	48,833
300,000	3.95%**, 9/24/07	296,013
200,000	3.00%, 12/19/07, Callable 9/19/06 @ 100*	194,608
125,000	3.40%, 1/22/08, Continuously Callable @ 100	121,997
35,000	3.375%, 2/4/08, Continuously Callable @ 100	34,128
25,000	3.00%, 6/18/08, Continuously Callable @ 100	24,117
100,000	4.00%**, 7/23/08, Callable 10/23/06 @ 100*	98,629
475,000	3.75%, 8/15/08	463,513
100,000	3.50%, 12/30/08, Callable 9/30/06 @ 100*	97,946
60,000	4.10%, 12/30/08, Continuously Callable @ 100	58,708
170,000	4.00%, 4/20/09, Continuously Callable @ 100	165,542
100,000	4.50%**, 7/30/09, Callable 10/30/06 @ 100*	98,703
175,000	3.50%**, 9/30/09, Callable 9/30/06 @ 100*	170,389
250,000	3.50%**, 12/29/09, Callable 12/29/06 @ 100*	248,420
175,000	4.45%, 2/23/10, Callable 11/23/06 @ 100*	171,059

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Federal Home Loan Bank, continued:
$500,000	4.50%**, 8/17/10, Callable 11/17/06 @ 100*	$494,533
400,000	4.00%, 12/9/11, Callable 9/9/06 @ 100*	395,263
370,000	5.25%, 11/21/12, Continuously Callable @ 100	364,530
50,000	5.05%, 3/12/13, Continuously Callable @ 100	48,934
410,000	4.00%, 6/19/13, Callable 9/19/06 @ 100*	396,479
200,000	4.00%, 6/26/13, Callable 9/26/06 @ 100*	193,055
250,000	5.20%, 9/20/13, Continuously Callable @ 100	243,443
166,667	4.75%**, 4/30/14, Callable 10/30/06 @ 100*	163,957
300,000	4.00%, 11/18/14, Callable 11/18/06 @ 100*	292,345
250,000	4.00%**, 3/30/16, Callable 9/30/06 @ 100*	240,786
200,000	5.00%**, 5/21/18, Callable 11/21/06 @ 100*	195,929
200,000	4.50%**, 6/5/18, Continuously Callable @ 100	191,151
350,000	5.00%**, 7/16/18, Callable 10/16/06 @ 100*	338,725

		5,851,735

Freddie Mac (2.7%):
250,000	3.63%**, 5/30/08, Continuously Callable @ 100	245,211
50,000	3.60%, 8/13/08, Callable 2/13/07 @ 100*	48,648
85,000	3.75%**, 2/15/09, Continuously Callable @ 100	83,388
144,000	3.50%**, 11/15/09, Continuously Callable @ 100	141,187
250,000	4.50%**, 11/18/09	246,023
100,000	4.50%**, 3/29/10, Continuously Callable @ 100	98,972
25,000	4.50%**, 11/5/10, Continuously Callable @ 100	24,692
99,000	4.75%**, 11/10/10, Continuously Callable @ 100	98,033
200,000	4.63%**, 12/15/10, Continuously Callable @ 100	197,296
50,000	4.00%**, 4/8/13, Continuously Callable @ 100	48,625

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Principal Amount	Security Description	Value
U.S. Government Agencies, continued:
Freddie Mac, continued:
$175,000	4.00%**, 12/15/13, Continuously Callable @ 100	$172,011
129,000	4.13%**, 12/15/13, Continuously Callable @ 100	127,199
300,000	4.00%**, 1/15/14, Continuously Callable @ 100	292,770
105,000	4.00%**, 3/15/15, Callable 3/15/07 @ 100*	102,614
25,000	5.00%**, 12/15/17, Continuously Callable @ 100	24,677
156,000	4.00%**, 5/15/18, Continuously Callable @ 100	148,230
100,000	4.00%**, 6/25/18, Continuously Callable @ 100	94,577
100,000	4.13%**, 8/1/18, Callable 11/1/06 @ 100*	97,749
95,000	4.50%, 12/24/18, Continuously Callable @ 100	93,712
25,000	4.00%**, 4/12/19, Callable 10/12/06 @ 100*	24,248
15,000	5.00%**, 7/29/19, Continuously Callable @ 100	14,679
20,000	4.50%**, 10/15/22, Callable 10/15/07 @ 100*	18,956

		2,443,497

Total U.S. Government Agencies (Cost $13,035,961)		12,933,874

Shares or Principal Amount	Security Description	Value
U.S. Treasury Bonds (2.1%):
$700,000	5.50%, 8/15/28	$752,336
1,100,000	5.375%, 2/15/31	1,170,297

Total U.S. Treasury Bonds (Cost $1,860,785)		1,922,633

U.S. Treasury Notes (9.2%):
1,000,000	3.13%, 9/15/08	968,594
500,000	4.13%, 8/15/10	489,805
750,000	4.88%, 4/30/11	755,186
1,000,000	3.88%, 2/15/13	953,789
625,000	4.25%, 8/15/13	607,715
500,000	4.00%, 2/15/14	477,071
650,000	4.25%, 8/15/14	629,256
1,000,000	4.25%, 11/15/14	967,266
1,250,000	4.50%, 11/15/15	1,227,245
1,250,000	4.50%, 2/15/16	1,226,708

Total U.S. Treasury Notes (Cost $8,415,977)		8,302,635

Investment Companies (16.6%):
89,520	iShares MSCI EAFE Index Fund	6,051,551
35,330	iShares MSCI Emerging Markets Index	3,448,915
73,060	iShares S&P Midcap 400	5,485,345

Total Investment Companies (Cost $11,690,127)		14,985,811

Investments in Affiliates (0.5%):
452,992	American Performance Institutional Cash Management Fund	452,992

Total Investments in Affiliates (Cost $452,992)		452,992

Total Investments (Cost $83,127,924)(a)—99.2%		89,696,145
Other Assets in excess of liabilities—0.8%		709,254

Net Assets—100.0%		$90,405,399

(a)	Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $(576,516). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$7,948,487
Unrealized depreciation	(1,956,782)

Net unrealized appreciation	$5,991,705

(b)	Represents non-income producing security.
(c)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed illiquid according to the policies and procedures adopted by the Board of Trustees.

Continued

AMERICAN PERFORMANCE FUNDS

Balanced Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Issue Description	Acquisition Date	Original Cost	Value	Percent of Fund Net Assets
ACLC Business Loan Receivables Trust, Series 1998-2, Class A3, 6.69%, 4/15/20	7/15/2003	$118,359	$123,673	0.14%
ACLC Business Loan Receivables Trust, Series 2000-1, Class A3F, 8.03%, 10/15/21	12/9/2003	148,654	150,536	0.17%
Atherton Franchisee Loan Funding, Series 1999-A, Class A2, 7.23%, 4/15/12	9/9/2003	102,293	112,517	0.12%
Atherton Franchisee Loan Funding, Series 1998-A, Class B, 6.85%, 5/15/20	7/1/2003	202,500	246,325	0.27%
Captec Franchise Trust, Series 2000-1, Class A1, 7.89%, 10/15/10	7/16/2003	246,746	252,721	0.28%
Captec Franchise Trust, Series 2000-1, Class A2, 8.16%, 6/15/13	10/9/2003	191,875	249,732	0.28%
Peachtree Franchise Loan LLC, Series 1999-A, Class A1, 6.68%, 1/15/21	10/24/2003	179,986	186,566	0.21%

(d)	Represents a restricted security, purchased under Rule 144A, Section 4(2), which is exempt from registration under the Securities Act of 1933, as amended. The security has been deemed liquid according to the policies and procedures adopted by the board.
*	Represents next call date. Additional subsequent call dates and amounts also apply for the security.
**	Represents variable rate investments. The rate presented in the Schedule of Portfolio Investments is the rate in effect at August 31, 2006. The date presented reflects the final maturity date.

ADR—American Depositary Receipt

AMBAC—American Municipal Bond Assurance Corporation

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Large Cap Equity Fund

Schedule of Portfolio Investments

August 31, 2006

Shares	Security Description	Value
Common Stocks (99.6%):
Apparel Manufacturers (5.6%):
8,025	Cintas Corp.	$297,165
8,645	Coach, Inc.(b)	260,993
3,385	NIKE, Inc., Class B	273,373

		831,531

Banking (6.1%):
4,730	Bank of America Corp.	243,453
4,425	Citigroup, Inc.	218,374
6,920	Commerce Bancorp, Inc.	230,505
7,205	Synovus Financial Corp.	209,521

		901,853

Beverages (3.1%):
8,545	Constellation Brands, Inc.(b)	233,193
3,340	PepsiCo, Inc.	218,035

		451,228

Broadcasting/Cable (2.2%):
9,345	Comcast Corp., Class A Special(b)	327,075

Business Equipment & Services (2.7%):
4,855	First Data Corp.	208,619
4,410	Fiserv, Inc.(b)	194,790

		403,409

Chemicals (4.4%):
4,030	Ecolab, Inc.	179,657
4,200	Praxair, Inc.	241,123
3,180	Sigma-Aldrich Corp.	230,963

		651,743

Commercial Services (1.3%):
2,140	Jacobs Engineering Group, Inc.(b)	186,373

Computer Software & Services (1.4%):
7,980	Microsoft Corp.	205,006

Computers & Peripherals (1.7%):
11,520	Cisco Systems, Inc.(b)	253,325

Diversified Manufacturing Operations (3.0%):
2,640	3M Co.	189,288
3,755	Danaher Corp.	248,919

		438,207

Electronic Components/Instruments (5.5%):
4,785	Amphenol Corp., Class A	274,994
3,930	L-3 Communications Holdings, Inc.	296,282
7,030	Microchip Technology, Inc.	240,145

		811,421

Shares	Security Description	Value
Common Stocks, continued:
Financial Services (9.0%):
5,255	Checkfree Corp.(b)	$188,129
8,210	Eaton Vance Corp.	218,304
1,610	Legg Mason, Inc.	146,929
3,210	Merrill Lynch & Co.	236,031
5,190	Nuveen Investments, Inc., Class A	247,771
6,400	T. Rowe Price Group, Inc.	281,984

		1,319,148

Food—Wholesale/Distribution (2.4%):
11,370	Sysco Corp.	356,904

Hazardous Waste Disposal (1.6%):
3,585	Stericycle, Inc.(b)	239,084

Health Care (3.6%):
4,295	Humana, Inc.(b)	261,694
3,515	Wellpoint, Inc.(b)	272,097

		533,791

Instruments—Scientific (1.8%):
3,310	Fisher Scientific International, Inc.(b)	258,941

Insurance (4.6%):
4,325	AFLAC, Inc.	194,928
3,085	American International Group, Inc.	196,885
3,980	Prudential Financial, Inc.	292,171

		683,984

Machinery & Equipment (1.7%):
3,895	United Technologies Corp.	244,255

Medical Equipment & Supplies (7.0%):
3,030	Bard (C.R.), Inc.	227,795
4,780	Henry Schein, Inc.(b)	238,379
3,625	Johnson & Johnson	234,393
6,810	Stryker Corp.	327,084

		1,027,651

Medical Labs & Testing Services (1.6%):
3,795	Covance, Inc.(b)	238,592

Oil & Gas Exploration, Production and Services (5.0%):
3,855	Apache Corp.	251,654
3,805	Baker Hughes, Inc.	270,841
6,710	Halliburton Co.	218,880

		741,375

Oil—Integrated Companies (1.6%):
3,475	Exxon Mobil Corp.	235,153

Pharmaceuticals (3.8%):
3,580	Amgen, Inc.(b)	243,189
5,455	Caremark Rx, Inc.	316,063

		559,252

Continued

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Large Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Retail (12.4%):
5,270	Bed Bath & Beyond, Inc.(b)	$177,757
4,620	Best Buy Co., Inc.	217,140
7,690	CVS Corp.	258,000
4,165	Kohl’s Corp.(b)	260,354
6,530	Lowe’s Cos., Inc.	176,702
7,535	O’Reilly Automotive, Inc.(b)	223,714
12,660	Staples, Inc.	285,610
4,470	Walgreen Co.	221,086

		1,820,363

Semiconductors (3.5%):
11,070	Altera Corp.(b)	223,946
9,095	Texas Instruments, Inc.	296,406

		520,352

Shares	Security Description	Value
Common Stocks, continued:
Transportation & Shipping (3.0%):
2,245	FedEx Corp.	$226,812
4,950	Norfolk Southern Corp.	211,514

		438,326

Total Common Stocks (Cost $12,827,102)		14,678,342

Investments in Affiliates (0.3%):
46,898	American Performance Institutional Cash Management Fund	46,898

Total Investments in Affiliates (Cost $46,898)		46,898

Total Investments (Cost $12,874,000)(a)—99.9%		14,725,240
Other assets in excess of liabilities—0.1%		7,473

Net Assets—100.0%		$14,732,713

(a)	Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $(111,849). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$2,023,037
Unrealized depreciation	(283,646)

Net unrealized appreciation	$1,739,391

(b)	Represents non-income producing security.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Small Cap Equity Fund

Schedule of Portfolio Investments

August 31, 2006

Shares	Security Description	Value
Common Stocks (96.9%):
Advertising (0.2%):
56	ADVO, Inc.	$1,601
510	Vertrue, Inc.(b)	21,619

		23,220

Aerospace/Defense (1.5%):
300	AAR Corp.(b)	6,693
710	Armor Holdings, Inc.(b)	37,538
530	Aviall, Inc.(b)	25,313
1,130	Curtiss-Wright Corp.	35,132
570	Esterline Technologies Corp.(b)	19,967
340	FEI Co.(b)	7,058
1,190	Moog, Inc.(b)	38,853
650	Teledyne Technologies, Inc.(b)	24,921

		195,475

Airlines (0.3%):
800	Alaska Air Group, Inc.(b)	30,296
970	Mesa Air Group, Inc.(b)	7,663

		37,959

Apparel / Footwear (1.4%):
1,015	Brown Shoe Co., Inc.	32,429
660	Deckers Outdoor Corp.(b)	27,067
800	Genesco, Inc.(b)	21,984
1,398	K-Swiss, Inc., Class A	38,459
1,668	Quiksilver, Inc.(b)	23,352
585	Steven Madden, Ltd.	21,557
1,110	Stride Rite Corp.	15,263

		180,111

Automotive Parts (1.1%):
950	A.O. Smith Corp.	38,105
1,306	CLARCOR, Inc.	39,115
1,030	Navistar International Corp.(b)	23,628
788	Oshkosh Truck Corp.	40,739

		141,587

Banking (7.3%):
900	Bancolombia S.A. ADR	26,190
1,580	BancorpSouth, Inc.	44,334
690	Bank of the Ozarks, Inc.	22,025
590	Capital Crossing Bank(b)	15,818
450	Cathay General Bancorp	16,781
700	Central Pacific Financial Corp.	25,333
1,328	Chittenden Corp.	38,313
750	Citizens Banking Corp.	18,900
1,000	Columbia Banking System, Inc.	31,280
1,210	Corus Bankshares, Inc.	26,390
1,920	Dime Community Bancshares, Inc.	27,437
640	Downey Financial Corp.	39,290

Shares	Security Description	Value
Common Stocks, continued:
Banking, continued:
1,036	East West Bancorp, Inc.	$41,957
100	First Citizens BancShares, Inc., Class A	19,580
700	First Midwest Bancorp, Inc.	26,145
1,170	First Niagara Financial Group, Inc.	17,503
1,000	FirstMerit Corp.	23,010
1,000	FLAG Financial Corp.	24,960
850	Greater Bay Bancorp	24,200
850	Hancock Holding Co.	44,063
850	International Bancshares Corp.	24,234
1,250	Mid-State Bancshares	33,838
1,260	NewAlliance Bancshares, Inc.	18,371
550	PrivateBancorp, Inc.	24,420
1,260	Prosperity Bancshares, Inc.	44,452
1,200	Sterling Bancshares, Inc.	24,888
940	Suffolk Bancorp	32,750
550	SVB Financial Group(b)	24,855
800	Trustmark Corp.	25,256
1,400	UCBH Holdings, Inc.	25,396
1,496	Umpqua Holdings Corp.	40,945
1,280	Wilshire Bancorp, Inc.	24,870
500	Wintrust Financial Corp.	25,155

		922,939

Broadcasting/Cable (0.2%):
1,990	Cox Radio, Inc.(b)	31,561

Building Materials (1.6%):
1,460	ABM Industries, Inc.	26,265
922	Building Materials Holding Corp.	24,083
530	Ceradyne, Inc.(b)	23,357
580	Eagle Materials, Inc.	20,793
365	Florida Rock Industries, Inc.	13,574
610	Genlyte Group, Inc.(b)	39,974
197	Griffon Corp.(b)	4,661
700	Universal Forest Products, Inc.	34,132
470	USG Corp.(b)	23,970

		210,809

Business Equipment & Services (2.4%):
1,150	Acco Brands Corp.(b)	24,909
810	Administaff, Inc.	27,986
650	CDI Corp.	13,618
1,390	Convergys Corp.(b)	29,009
1,250	EPIQ Systems, Inc.(b)	18,600
950	FTI Consulting, Inc.(b)	21,223
930	Global Payments, Inc.	35,387
1,090	iPass, Inc.(b)	4,970
880	Labor Ready, Inc.(b)	15,074
1,380	LECG Corp.(b)	23,391
800	Spherion Corp.(b)	5,976

Continued

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Business Equipment & Services, continued:
735	United Stationers, Inc.(b)	$33,685
1,299	Watson Wyatt & Co. Holdings	51,518

		305,346

Chemicals (1.0%):
1,190	A. Schulman, Inc.	28,072
1,900	Fuller (H. B.) Co.	36,537
610	Lubrizol Corp.	26,529
1,800	NL Industries, Inc.	18,630
820	Terra Nitrogen Co., L.P.	16,654

		126,422

Commercial Services (0.3%):
1,610	Advance America Cash Advance Centers, Inc.	25,019
530	NCO Group, Inc.(b)	13,886

		38,905

Computer Software & Services (4.9%):
2,261	Activision, Inc.(b)	29,167
870	ANSYS, Inc.(b)	40,664
1,127	Brady Corp.	43,051
3,950	Brocade Communications Systems, Inc.(b)	24,490
590	CACI International, Inc., Class A(b)	31,305
960	CIBER, Inc.(b)	6,346
644	Cognex Corp.	16,441
3,530	Epicor Software Corp.(b)	43,701
1,030	FactSet Research Systems, Inc.	45,423
1,000	FileNET Corp.(b)	34,940
1,277	Hyperion Solutions Corp.(b)	42,294
1,500	i2 Technologies, Inc.(b)	24,450
1,080	Internet Security Systems, Inc.(b)	29,873
540	JDA Software Group, Inc.(b)	8,959
1,010	Mantech International Corp.(b)	30,744
270	MicroStrategy, Inc.(b)	24,624
450	MRO Software, Inc.(b)	11,561
1,230	Progress Software Corp.(b)	31,144
670	Sybase, Inc.(b)	15,457
1,745	THQ, Inc.(b)	45,021
990	WebEx Communications, Inc.(b)	35,343

		614,998

Computers & Peripherals (1.7%):
720	Anixter International, Inc.	39,232
710	Black Box Corp.	27,363
1,150	Cray, Inc.(b)	14,663
1,200	Hutchinson Technology, Inc.(b)	24,768
810	Komag, Inc.(b)	29,128
700	msystems, Ltd.(b)	31,066

Shares	Security Description	Value
Common Stocks, continued:
Computers & Peripherals, continued:
1,136	Paxar Corp.(b)	$22,118
1,480	Western Digital Corp.(b)	27,084

		215,422

Construction (0.6%):
536	EMCOR Group, Inc.(b)	29,715
50	NVR, Inc.(b)	25,683
450	URS Corp.(b)	18,248

		73,646

Consulting Services (0.3%):
6,710	SM&A(b)	41,334

Consumer Products (2.2%):
2,190	CNS, Inc.	61,758
1,180	Delta & Pine Land Co.	47,743
1,000	JAKKS Pacific, Inc.(b)	16,340
1,010	Pool Corp.	38,451
1,270	RC2 Corp.(b)	42,710
1,040	Russ Berrie & Company, Inc.(b)	14,279
580	Silgan Holdings, Inc.	20,532
410	Snap-on, Inc.	17,917
930	Stanley Furniture Co., Inc.	23,194

		282,924

Consumer Services (0.5%):
940	Netflix, Inc.(b)	18,809
1,520	priceline.com, Inc.(b)	50,753

		69,562

Diversified Manufacturing Operations (2.0%):
890	Albany International Corp., Class A	31,079
782	AptarGroup, Inc.	40,273
1,530	Lennox International, Inc.	36,016
1,740	Northwest Pipe Co.(b)	52,652
880	NS Group, Inc.(b)	40,058
628	Watts Water Technologies, Inc.	19,474
970	Woodward Governor Co.	32,660

		252,212

Electronic Components/Instruments (2.1%):
680	Belden CDT, Inc.	24,303
1,141	Benchmark Electronics, Inc.(b)	28,457
820	CTS Corp.	12,054
1,930	LoJack Corp.(b)	40,298
660	Measurement Specialties, Inc.(b)	13,292
1,140	Methode Electronics, Inc., Class A	9,052
400	Mettler-Toledo International, Inc.(b)	24,376
770	Molecular Devices Corp.(b)	18,488
1,660	Omnivision Technologies, Inc.(b)	27,556
545	Park Electrochemical Corp.	14,225

Continued

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Electronic Components/Instruments, continued:
1,020	Trimble Navigation Ltd.(b)	$49,949
800	Vicor Corp.	10,048

		272,098

Entertainment (0.6%):
480	Aztar Corp.(b)	25,186
2,930	Bluegreen Corp.(b)	33,548
500	Regal Entertainment Group, Class A	9,865
354	Shuffle Master, Inc.(b)	9,852

		78,451

Financial Services (3.7%):
780	A.G. Edwards, Inc.	41,200
600	AllianceBernstein Holding LP	40,020
1,310	ASTA Funding, Inc.	43,296
1,000	Boston Private Financial Holdings, Inc.	24,960
279	Coinstar, Inc.(b)	7,324
860	CompuCredit Corp.(b)	25,069
1,890	eFunds Corp.(b)	43,885
630	International Securities Exchange Holdings, Inc.	26,807
955	Investment Technology Group, Inc.(b)	44,130
600	iStar Financial, Inc.	25,152
1,390	Janus Capital Group, Inc.	24,714
2,000	Knight Capital Group, Inc., Class A(b)	34,920
970	Royal Gold, Inc.	28,896
830	The First Marblehead Corp.	43,575
600	World Acceptance Corp.(b)	23,982

		477,930

Food Products & Services (2.4%):
1,390	Corn Products International, Inc.	47,955
1,448	Flowers Foods, Inc.	39,313
1,200	Hain Celestial Group, Inc.(b)	28,260
1,340	J & J Snack Foods, Inc.	42,438
3,030	M&F Worldwide Corp.(b)	48,449
1,200	Pilgrim’s Pride Corp.	29,232
1,180	Premium Standard Farms, Inc.	19,966
620	Ralcorp Holdings, Inc.(b)	30,671
910	United Natural Foods, Inc.(b)	26,436

		312,720

Hazardous Waste Disposal (0.1%):
200	Clean Harbors, Inc.(b)	8,358

Health Care (4.2%):
690	Amedisys, Inc.(b)	27,924
2,940	American Dental Partners, Inc.(b)	48,392
590	Arthrocare Corp.(b)	26,910
336	Cerner Corp.(b)	15,476
511	Coventry Health Care, Inc.(b)	27,717

Shares	Security Description	Value
Common Stocks, continued:
Health Care, continued:
620	Cross Country Healthcare, Inc.(b)	$10,180
610	Health Net, Inc.(b)	25,504
810	Healthways, Inc.(b)	41,812
500	Humana, Inc.(b)	30,465
566	IDEXX Laboratories, Inc.(b)	52,078
800	Kindred Healthcare, Inc.(b)	24,912
330	Myogen, Inc.(b)	11,484
990	Odyssey Healthcare, Inc.(b)	15,880
952	Pediatrix Medical Group, Inc.(b)	43,602
1,060	Sierra Health Services, Inc.(b)	45,474
1,060	Sunrise Senior Living, Inc.(b)	31,281
128	United Surgical Partners International, Inc.(b)	3,612
618	UnitedHealth Group, Inc.	32,105
500	WellCare Health Plans, Inc.(b)	28,040

		542,848

Home Builders (0.8%):
690	Meritage Corp.(b)	28,256
2,750	Orleans Homebuilders, Inc.	33,604
580	Ryland Group, Inc.	24,749
800	WCI Communities, Inc.(b)	12,352

		98,961

Human Resources (0.2%):
1,350	Korn/Ferry International(b)	27,567

Insurance (4.4%):
1,060	Assured Guaranty Ltd.	28,355
700	Baldwin & Lyons, Inc., Class B	17,143
800	Bristol West Holdings, Inc.	11,784
1,050	Conseco, Inc.(b)	21,735
1,184	Delphi Financial Group, Inc.	46,034
390	Direct General Corp.	5,195
710	First American Corp.	28,840
390	FPIC Insurance Group, Inc.(b)	16,084
780	Hilb, Rogal & Hobbs Co.	33,751
692	LandAmerica Financial Group, Inc.	43,762
1,100	National Interstate Corp.	30,547
187	National Western Life Insurance Co., Class A	43,066
1,448	Philadelphia Consolidated Holding Corp.(b)	52,359
930	ProAssurance Corp.(b)	46,779
400	Safety Insurance Group, Inc	20,568
788	Selective Insurance Group, Inc.	40,992
810	Stewart Information Services Corp.	27,629
570	Triad Guaranty, Inc.(b)	28,654
416	Zenith National Insurance Corp.	15,725

		559,002

Continued

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Machinery & Equipment (2.7%):
1,340	AGCO Corp.(b)	$33,299
1,100	Gardner Denver, Inc.(b)	39,567
639	IDEX Corp.	26,832
1,300	JLG Industries, Inc.	22,698
620	Roper Industries, Inc.	28,756
690	The Manitowoc Co., Inc.	30,498
1,032	Timken Co.	33,065
997	Toro Co.	39,889
660	Tractor Supply Co.(b)	28,103
490	W.W. Grainger, Inc.	32,732
585	Watsco, Inc.	25,705

		341,144

Media (0.1%):
1,250	Tom Online, Inc. ADR(b)	16,838

Medical—Biotechnology (0.8%):
795	Enzo Biochem, Inc.(b)	10,160
1,322	Pharmaceutical Product Development, Inc.	50,395
400	STERIS Corp.	9,512
650	Techne Corp.(b)	33,085

		103,152

Medical Equipment & Supplies (3.9%):
4,200	Anika Therapeutics, Inc.(b)	56,995
870	China Medical Technologies, Inc. ADR(b)	19,166
460	Datascope Corp.	15,148
630	DJO, Inc.(b)	24,299
1,100	Greatbatch, Inc.(b)	26,906
529	Haemonetics Corp.(b)	24,641
950	Immucor, Inc.(b)	19,732
742	Intermagnetics General Corp.(b)	20,205
3,580	Lifecore Biomedical, Inc.(b)	54,702
59	Mentor Corp.	2,864
860	Merit Medical Systems, Inc.(b)	12,057
760	Owens & Minor, Inc.	24,449
1,270	PolyMedica Corp.	51,549
778	ResMed, Inc.(b)	31,649
1,028	Respironics, Inc.(b)	37,943
1,090	Symmetry Medical, Inc.(b)	15,118
1,100	Viasys Healthcare, Inc.(b)	29,172
620	Vital Signs, Inc.	33,635

		500,230

Metals—Processing & Fabrication (3.7%):
410	Carpenter Technology Corp.	39,294
715	Century Aluminum Co.(b)	24,818
718	Cleveland Cliffs, Inc.	26,185

Shares	Security Description	Value
Common Stocks, continued:
Metals—Processing & Fabrication, continued:
1,240	Commercial Metals Co.	$26,772
850	Encore Wire Corp.(b)	31,926
724	Maverick Tube Corp.(b)	46,532
1,400	Metal Management, Inc.	35,812
910	Mueller Industries, Inc.	34,871
590	Nucor Corp.	28,833
1,122	Quanex Corp.	38,518
860	Reliance Steel & Aluminum Co.	28,182
850	Ryerson Tull, Inc.	18,003
1,250	Shaw Group, Inc.(b)	31,450
778	Steel Dynamics, Inc.	41,072
760	Steel Technologies, Inc.	16,902

		469,170

Oil & Gas Exploration, Production and Services (6.5%):
850	Atmos Energy Corp.	24,480
2,040	Barnwell Industries, Inc.	45,369
660	Cabot Oil & Gas Corp.	33,700
2,320	Callon Petroleum Co.(b)	35,890
1,100	Cimarex Energy Co.	42,129
330	Drill-Quip, Inc.(b)	25,341
928	Frontier Oil Corp.	30,346
3,450	Grey Wolf, Inc.(b)	25,220
920	Harvest Natural Resources, Inc.(b)	11,767
1,308	Helix Energy Solutions Group, Inc.(b)	50,305
580	Holly Corp.	26,576
430	Hydril Co.(b)	28,144
810	Lone Star Technologies, Inc.(b)	36,717
1,110	Oceaneering International, Inc.(b)	39,927
1,230	Pacific Ethanol, Inc.(b)	22,792
350	Petroleum Development Corp.(b)	14,945
1,440	Pioneer Drilling Co.(b)	20,290
410	PrimeEnergy Corp.(b)	29,856
750	Southwest Gas Corp.	25,275
1,006	St. Mary Land & Exploration Co.	41,045
718	Stone Energy Corp.(b)	31,714
940	Swift Energy Co.(b)	41,134
1,550	TETRA Technologies, Inc.(b)	43,105
822	Unit Corp.(b)	43,327
310	W&T Offshore, Inc.	9,948
370	W-H Energy Services, Inc.(b)	18,674
660	World Fuel Services Corp.	23,786

		821,802

Oil—Integrated Companies (0.5%):
482	BP Prudhoe Bay Royalty Trust	37,731
744	Dominion Resources Black Warrior Trust	25,296

		63,027

Continued

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Paper Products (0.8%):
750	Louisiana-Pacific Corp.	$14,670
650	Potlatch Corp.	24,902
5,400	Xerium Technologies, Inc.	58,968

		98,540

Pharmaceuticals (2.3%):
1,140	Alpharma, Inc., Class A	23,872
1,060	Andrx Corp.(b)	25,270
410	Bradley Pharmaceuticals, Inc.(b)	6,072
3,180	Mannatech, Inc.	46,046
492	Medco Health Solutions, Inc.(b)	31,178
1,050	Medicis Pharmaceutical Corp., Class A	30,755
1,570	NBTY, Inc.(b)	50,020
910	PAREXEL International Corp.(b)	30,121
1,790	PRA International(b)	46,504

		289,838

Printing & Publishing (1.2%):
2,350	Cadmus Communications Corp.	38,540
800	Consolidated Graphics, Inc.(b)	49,745
1,680	Global Imaging Systems, Inc.(b)	36,842
920	John H. Harland Co.	34,371

		159,498

Raw Materials (0.3%):
590	Alliance Resource Partners LP	21,647
800	AMCOL International Corp.	18,576

		40,223

Real Estate (0.2%):
2,290	Tarragon Corp.	25,396

Recreational Products (0.6%):
860	Arctic Cat, Inc.	14,302
4,510	Escalade, Inc.	47,310
980	K2, Inc.(b)	11,417

		73,029

REITS (5.6%):
410	Agree Realty Corp.	13,247
2,200	American Financial Realty Trust	25,234
1,290	American Home Mortgage Investment Corp.	40,892
1,030	American Land Lease, Inc.	24,648
1,940	Anthracite Capital, Inc.	24,929
930	BRT Realty Trust	25,091
2,200	Capital Lease Funding, Inc.	25,146
410	Centracore Properties Trust	11,734
300	Cousins Properties, Inc.	10,311
600	Equity Lifestyle Properties, Inc.	26,898
200	Essex Property Trust, Inc.	25,094

Shares	Security Description	Value
Common Stocks, continued:
REITS, continued:
1,200	Extra Space Storage, Inc.	$21,000
1,200	Felcor Lodging Trust, Inc.	25,740
1,200	Glenborough Realty Trust, Inc.	30,972
1,800	Highland Hospitality Corp.	24,786
2,800	Impac Mortgage Holdings, Inc.	25,452
1,050	KKR Financial Corp.	25,106
1,000	Longview Fibre Co.	20,840
600	Maguire Properties, Inc.	23,946
1,700	MortgageIT Holdings, Inc.	24,616
840	Novastar Financial, Inc.	24,746
1,160	One Liberty Properties, Inc.	24,894
1,800	PMC Commercial Trust	26,262
1,201	RAIT Investment Trust	33,604
1,800	Saxon Capital, Inc.	25,038
800	Tanger Factory Outlet Centers, Inc.	28,640
1,350	The Mills Corp.	24,273
2,050	Trustreet Properties, Inc.	24,949
410	Universal Health Realty Income Trust	14,879

		702,967

Restaurants (2.2%):
1,090	CBRL Group, Inc.	41,246
850	CEC Entertainment, Inc.(b)	27,098
1,600	CKE Restaurants, Inc.	24,848
1,100	Domino’s Pizza, Inc.	26,895
970	Jack in the Box, Inc.(b)	46,541
806	Landry’s Seafood Restaurants, Inc.(b)	22,044
840	Lone Star Steakhouse & Saloon, Inc.	22,915
1,150	Papa John’s International, Inc.(b)	39,100
1,590	Ryan’s Restaurant Group, Inc.(b)	25,058
500	Sonic Corp.(b)	10,965

		286,710

Retail (4.4%):
900	Aeropostale, Inc.(b)	22,860
1,800	Big Lots, Inc.(b)	33,030
1,040	Casey’s General Stores, Inc.	24,586
1,670	Cato Corp., Class A	38,794
779	Children’s Place Retail Stores, Inc.(b)	45,158
1,330	Christopher & Banks Corp.	32,386
810	DSW, Inc., Class A(b)	22,672
1,250	Furniture Brands International, Inc.	23,938
668	GameStop Corp., Class A(b)	29,178
760	Group 1 Automotive, Inc.	34,428
1,240	Gymboree Corp.(b)	41,601
1,040	Hibbet Sporting Goods, Inc.(b)	25,511
52	Longs Drug Stores Corp.	2,362
1,190	Payless Shoesource, Inc.(b)	27,917
750	Regis Corp.	27,518
191	Sears Holdings Corp.(b)	27,525

Continued

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

Shares	Security Description	Value
Common Stocks, continued:
Retail, continued:
910	Sonic Automotive, Inc.	$19,247
500	The Buckle, Inc.	16,950
779	The Men’s Wearhouse, Inc.	27,616
1,180	Tween Brands, Inc.(b)	40,191

		563,468

Semiconductors (3.4%):
900	Actel Corp.(b)	13,968
2,700	Amkor Technology, Inc.(b)	15,309
1,585	Applied Industrial Technologies, Inc.	35,837
930	ATMI, Inc.(b)	26,849
760	Coherent, Inc.(b)	27,558
900	Cohu, Inc.	15,093
740	Cymer, Inc.(b)	30,451
1,490	DSP Group, Inc.(b)	36,460
981	Entegris, Inc.(b)	10,654
1,000	Exar Corp.(b)	13,980
4,450	IXYS Corp.(b)	39,071
1,540	Microsemi Corp.(b)	42,766
460	MKS Instruments, Inc.(b)	9,609
600	Photronics, Inc.(b)	8,706
350	Rudolph Technologies, Inc.(b)	6,265
1,270	Semitool, Inc.(b)	13,868
940	Standard Microsystems Corp.(b)	26,386
740	Ultratech Stepper, Inc.(b)	10,826
1,415	Varian Semiconductor Equipment Associates, Inc.(b)	49,964

		433,620

Technology (1.3%):
800	Dionex Corp.(b)	40,336
880	Inter-Tel, Inc.	19,395
1,100	Intergraph Corp.(b)	41,096
900	Micros Systems, Inc.(b)	43,074
600	Varian, Inc.(b)	28,008

		171,909

Telecommunications (2.1%):
1,610	Audiovox Corp.(b)	23,844
4,390	CalAmp Corp.(b)	29,545
800	CommScope, Inc.(b)	23,368
2,760	EMS Technologies, Inc.(b)	50,452
220	Golden Telecom, Inc.	6,710
1,380	J2 Global Communications, Inc.(b)	34,679
400	NICE Systems, Ltd.(b)	9,984
1,070	Preformed Line Products Co.	39,965
1,230	Symmetricom, Inc.(b)	9,176
1,720	ViaSat, Inc.(b)	46,526

		274,249

Shares	Security Description	Value
Common Stocks, continued:
Transportation & Shipping (2.7%):
850	Arkansas Best Corp.	$37,528
515	Bristow Group, Inc.(b)	19,215
990	EGL, Inc.(b)	30,264
476	Forward Air Corp.	15,299
250	Freightcar America, Inc.	14,550
2,416	Heartland Express, Inc.	38,848
250	Kirby Corp.(b)	7,333
1,845	Knight Transportation, Inc.	31,716
1,040	Landstar System, Inc.	44,407
550	OMI Corp.	12,386
1,580	SkyWest, Inc.	38,189
380	Thor Industries, Inc.	16,028
620	Werner Enterprises, Inc.	11,489
694	YRC Worldwide, Inc.(b)	25,525

		342,777

Utilities—Electric (1.4%):
1,100	Cleco Corp.	27,456
2,720	Companhia Paranaense de Energia-Copel ADR	29,730
1,400	Duquesne Light Holdings, Inc.	27,566
1,370	El Paso Electric Co.(b)	32,756
930	PNM Resources, Inc.	26,663
750	UniSource Energy Corp.	25,883
500	Westar Energy, Inc.	12,195

		182,249

Utilities—Natural Gas (2.2%):
1,118	Energen Corp.	48,789
832	New Jersey Resources Corp.	41,316
610	Nicor, Inc.	26,633
600	Peoples Energy Corp.	25,428
950	Piedmont Natural Gas Co., Inc.	24,767
1,070	Southern Union Co.	29,575
1,002	Southwestern Energy Co.(b)	34,419
1,270	UGI Corp.	31,496
800	WGL Holdings, Inc.	24,856

		287,279

Total Common Stocks (Cost $9,621,239)		12,389,482

Investment Companies (2.6%):
4,638	iShares Russell 2000 Index Fund	332,545

Total Investment Companies (Cost $268,210)		332,545

Investments in Affiliates (0.3%):
36,602	American Performance Institutional Cash Management Fund	36,602

Total Investments in Affiliates (Cost $36,602)		36,602

Total Investments (Cost $9,926,051)(a)—99.8%		12,758,629
Other assets in excess of liabilities—0.2%		26,474

NET ASSETS—100.0%		$12,785,103

Continued

AMERICAN PERFORMANCE FUNDS

U.S. Tax-Efficient Small Cap Equity Fund

Schedule of Portfolio Investments, Continued

August 31, 2006

(a)	Represents cost for federal income tax and financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of approximately $(4,220). Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation	$3,113,564
Unrealized depreciation	(285,206)

Net unrealized appreciation	$2,828,358

(b)	Represents non-income producing security.

ADR—American Depositary Receipt

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements

August 31, 2006

1.	Organization:

The American Performance Funds (the “Trust”) were organized on October 1, 1987, as a Massachusetts business trust, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end investment company. The Trust presently offer shares of the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, the Institutional Tax-Free Money Market Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the U.S. Tax-Efficient Large Cap Equity Fund (formerly the Equity Fund) and the U.S. Tax-Efficient Small Cap Equity Fund (formerly the Small Cap Equity Fund) (individually referred to as a “Fund” and collectively, “the Trust” or “the Funds”). The U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund and the Institutional Tax-Free Money Market Fund are authorized to issue an unlimited number of shares in one class of shares for each Fund: No-Load Investor Shares (the “Investor Shares”). The Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the U.S. Tax-Efficient Large Cap Equity Fund and the U.S. Tax-Efficient Small Cap Equity Funds are authorized to issue an unlimited number of shares in two classes of shares for each Fund: No-Load Investor Shares (the “Investor Shares”) and Institutional Shares. Each class of shares for each of the Funds has identical rights and privileges except with respect to distribution (12b-1) fees paid by Investor Shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

The Institutional Share class of the American Performance Funds was established on December 30, 2005 with seed capital in the amount of $500. During the fiscal year ended August 31, 2006, a portion of the Investor Share assets were transferred to the Institutional Share class.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

The U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, and the Institutional Tax-Free Money Market Fund (“the Money Market Funds”) have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Money Market Fund would receive if it sold the instrument. The value of securities in the Money Market Funds can be expected to vary inversely with changes in prevailing interest rates.

The following is an overview of how securities will be valued in the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, the Bond Fund, the Balanced Fund, the U.S. Tax-Efficient Large Cap Equity Fund, and the U.S. Tax-Efficient Small Cap Equity Fund (“the Variable Net Asset Value Funds”).

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2006

Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through an independent national pricing service approved by the Board of Trustees.

Domestic equity securities are valued at the closing price on the exchange or market where the security is principally traded, except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price. If there have been no sales for that day on any exchange or market, the security is valued at the latest available bid price on the exchange or market where the security is principally traded.

Fixed income securities will be valued using matrix pricing as determined by a Board approved independent pricing trend service. Short term fixed income securities are valued at amortized cost, which approximates current value.

Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed ended mutual funds are valued at their fair values based upon the latest available closing price.

Repurchase agreements will be valued at original cost.

Other securities and assets for which market quotations are not readily available will be valued at fair value using methods determined in good faith by the Funds’ pricing committee under the supervision of the Board of Trustees.

Security Transactions and Related Income:

During the period, security transactions are accounted for no later than the first calculation on the first business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Securities Purchased on a When-issued Basis and Delayed Delivery Basis:

Each Fund may purchase securities on a “when-issued” basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. The Fund records the transaction and reflects the value of the security in determining net asset value at the time the Fund makes the commitment to purchase a security on a when-issued basis. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund, and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities.

Restricted and Illiquid Securities:

The Variable Net Asset Value Funds will not invest more than 15% of their net assets and the Money Market Funds will not invest more than 10% of their net assets in Section 4(2) paper and illiquid securities unless the investment adviser determines, by continuous reference to the appropriate trading markets and pursuant to guidelines approved by the Board of Trustees, that any Section 4(2) paper held by a Fund in excess of this level is at all times liquid. The determination as to whether a restricted security is illiquid is made pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign government laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2006

Repurchase Agreements:

The Funds may invest in repurchase agreements with financial institutions such as member banks of the Federal Deposit Insurance Corporation or from registered broker/dealers, which the respective investment adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve/Treasury book-entry system.

Dividends to Shareholders:

Distributions from net investment income are declared daily and paid monthly for the U.S. Treasury Fund, the Institutional U.S. Treasury Fund, the Cash Management Fund, the Institutional Cash Management Fund, the Institutional Tax-Free Money Market Fund, the Intermediate Tax-Free Bond Fund, the Short-Term Income Fund, the Intermediate Bond Fund, and the Bond Fund. Distributions from net investment income are declared and paid quarterly for the Balanced Fund, the U.S. Tax-Efficient Large Cap Equity Fund and the U.S. Tax-Efficient Small Cap Equity Fund. Net realized capital gains, if any, are declared and distributed at least annually.

The character of income and gains distributed are determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Allocations:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are pro-rated to each Fund on the basis of relative net assets or another appropriate method. Income, expenses (other than expenses attributable to a specific share class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense.

New Accounting Standards:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2006

statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of August 31, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

3.	Related Party Transactions:

Effective June 26, 2006, BOk Investment Advisers, Inc. changed their name to AXIA Investment Management, Inc. (“AXIAIM”), a separate, wholly-owned subsidiary of Bank of Oklahoma, NA (“BOk”). As of June 26, 2006 the funds are served by AXIAIM as investment adviser. Under the terms of the Investment Advisory Agreement, AXIAIM is entitled to receive fees based on a percentage of the average net assets of each of the Funds based upon the following schedule.

Annual Advisory Fee (as a percentage of net assets)
U.S. Treasury Fund	0.40%
Institutional U.S. Treasury Fund	0.15%
Cash Management Fund	0.40%
Institutional Cash Management Fund	0.15%
Institutional Tax-Free Money Market Fund	0.15%
Intermediate Tax-Free Bond Fund	0.55%
Short-Term Income Fund	0.55%
Intermediate Bond Fund	0.55%
Bond Fund	0.55%
Balanced Fund	0.74%
U.S. Tax-Efficient Large Cap Equity Fund	0.69%
U.S. Tax-Efficient Small Cap Equity Fund	0.69%

AXIAIM serves the Trust as Administrator for which it is entitled to an annual fee of 0.20% of the average daily net assets of each of the Funds except for the U.S. Treasury Fund and Cash Management Fund for which AXIAIM is entitled to an annual fee of 0.195%. Under a Sub-Administration Agreement AXIAIM pays BISYS Fund Services Ohio, Inc. (“BISYS Ohio”) a fee of up to 0.03% of each Fund’s (except for the Institutional Tax-Free Money Market Fund) average daily net assets to perform certain administrative duties for the Trust. The fees paid to BISYS Ohio by AXIAIM for such services come out of AXIAIM’s fees and are not an additional charge to the Funds.

BOk serves the Trust as custodian for which it is paid a fee up to 0.03% of each Fund’s average daily net assets. As custodian BOk is also entitled to any out of pocket expenses incurred.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), and BISYS Ohio are subsidiaries of The BISYS Group, Inc. BISYS Ohio, with whom certain officers of the Trust are affiliated, are paid no fees directly by the Trust for serving as officers of the Trust. BISYS Ohio also serves the Trust as transfer agent and fund accountant. Under its Transfer Agency Agreement with the Trust, BISYS Ohio is entitled to receive an annual fee of 0.02% of each Fund’s average daily net assets (excluding the Institutional Tax-Free Money Market Fund), an annual fee per account and out of pocket charges. Under its Fund Accounting Agreement with the Trust, BISYS Ohio is entitled to receive an annual fee of 0.03% of each Fund’s average daily net assets (except for the U.S. Treasury Fund, Cash Management Fund and Institutional Tax-Free Money Market Fund), plus out of pocket charges, to perform fund accounting duties for the Trust. In regards to the U.S. Treasury Fund and Cash Management Fund, BISYS Ohio is entitled to receive an annual fee of 0.025% of the average daily net assets of each Fund for fund accounting services. Under the Omnibus Fee Agreement with the Institutional Tax-Free Money Market Fund, BISYS Ohio is entitled to receive and annual fee on 0.10% of the Fund’s average daily net assets for providing fund accounting, transfer agency, and sub-administration services.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2006

Under a Compliance Services Agreement between the Funds’ and BISYS Ohio (the “CCO Agreement”), BISYS Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, BISYS Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Funds paid BISYS Ohio $157,663 for the fiscal year ended August 31, 2006, plus certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as “Compliance officers fees”. BISYS Ohio pays the salary and other compensation earned by any such individuals as employees of BISYS.

The Trust (except for the Institutional U.S. Treasury Fund, the Institutional Cash Management Fund and the Institutional Tax-Free Money Market Fund) has adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds Investor Shares are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of the Investor Shares, and may be used by BISYS to pay banks, including BOk, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the year ended August 31, 2006, BISYS received $8,915 from commissions earned on sales of shares of the Variable Net Asset Value Funds, $8,869 of which was reallowed to affiliated broker/dealers of the Funds. Effective January 1, 2006, the Variable Net Asset Value Funds ceased charging commissions on sales of the Funds shares.

From time to time, fees may be reduced or reimbursed in order to assist each of the Funds in maintaining more competitive expense ratios. All voluntary fee waivers are not subject to recoupment in subsequent fiscal periods.

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 2006 are as follows:

	Purchases	Sales
Intermediate Tax-Free Bond Fund	$787,845	$11,270,184
Short-Term Income Fund
U.S. Government	95,178,107	39,024,541
Other	38,308,298	91,565,861
Intermediate Bond Fund
U.S. Government	26,373,485	8,505,191
Other	7,688,868	18,126,731
Bond Fund
U.S. Government	19,080,327	10,290,463
Other	2,194,542	5,285,380
Balanced Fund
U.S. Government	14,630,626	3,506,792
Other	79,856,809	94,905,463
U.S. Tax-Efficient Large Cap Equity Fund	14,793,187	19,126,502
U.S. Tax-Efficient Small Cap Equity Fund	8,924,730	8,760,327

5.	Concentration of Credit Risk:

The Institutional Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund invest primarily in debt instruments of municipal issuers. The issuers’ ability to meet their obligations may be affected by economic developments in a specific industry sector.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2006

The Institutional Tax-Free Money Market Fund had the following concentration by industry sector as of August 31, 2006, (as a percentage of value):

Institutional Tax-Free Money Market Fund
Development	17.54%
Education	7.85%
Facilities	8.14%
Higher Education	1.87%
Investment Companies	2.90%
Medical	21.80%
Multi-Family Housing	2.85%
Pollution	14.29%
Transportation	13.65%
Utilities	5.08%
Water	4.03%

100.00%

The Intermediate Tax-Free Bond Fund had the following concentration by industry sector as of August 31, 2006, (as a percentage of value):

Intermediate Tax-Free Bond Fund
Development	1.45%
Education	23.88%
Facilities	9.04%
General Obligation	23.36%
Higher Education	10.05%
Housing	0.03%
Investment Companies	9.21%
Medical	6.49%
Pollution	0.66%
Revenue	1.91%
Taxation	1.64%
Transportation	0.63%
Utilities	3.06%
Water	8.59%

100.00%

6.	Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

At August 31, 2006, the following Funds had net capital loss carryforwards to offset net capital gains, if any, to the extent provided by the Treasury regulations:

Fund	Amount	Expires
U.S. Treasury Fund	$248	2013
Institutional Cash Management Fund	518	2012

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2006

Fund	Amount	Expires
Institutional Cash Management Fund	9,781	2013
Institutional Cash Management Fund	10,714	2014
Short-Term Bond Fund	434,657	2012
Short-Term Bond Fund	1,765,022	2013
Short-Term Bond Fund	1,068,319	2014
Intermediate Bond Fund	394,155	2013
Intermediate Bond Fund	243,801	2014
Bond Fund	92,542	2014
U.S. Tax-Efficient Large Cap Equity Fund	17,588,908	2011

To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

The tax characteristics of distributions paid to shareholders during the fiscal years ended August 31, 2006 and 2005 were as follows:

	Distributions paid from:
2006	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
U.S. Treasury Fund	$27,639,363	$—	$27,639,363	$—	$27,639,363
Institutional U.S. Treasury Fund	11,418,951	—	11,418,951	—	11,418,951
Cash Management Fund	29,082,506	—	29,082,506	—	29,082,506
Institutional Cash Management Fund	18,647,213	—	18,647,213	—	18,647,213
Institutional Tax-Free Money Market Fund	—	—	—	7,555,763	7,555,763
Intermediate Tax-Free Bond Fund	—	268,841	268,841	631,631	900,472
Short-Term Income Fund	10,402,843	—	10,402,843	—	10,402,843
Intermediate Bond Fund	3,784,429	—	3,784,429	—	3,784,429
Bond Fund	2,406,054	45,237	2,451,291	—	2,451,291
Balanced Fund	2,319,821	2,944,844	5,264,665	—	5,264,665
U.S. Tax-Efficient Large Cap Equity Fund	57,594	—	57,594	—	57,594
U.S. Tax-Efficient Small Cap Equity Fund	628,044	21,048	649,092	—	649,092

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Continued

August 31, 2006

	Distributions paid from:
2005	Net Investment Income	Net Long Term Gains	Total Taxable Distributions	Tax-Exempt Distributions	Tax Return of Capital	Total Distributions Paid*
U.S. Treasury Fund	$11,202,551	$—	$11,202,551	$—	$—	$11,202,551
Institutional U.S. Treasury Fund	5,326,449	—	5,326,449	—	—	5,326,449
Cash Management Fund	13,206,558	—	13,206,558	—	—	13,206,558
Institutional Cash Management Fund	5,705,137	—	5,705,137	—	—	5,705,137
Institutional Tax-Free Money Market Fund	—	—	—	1,499,036	—	1,499,036
Intermediate Tax-Free Bond Fund	344	81,256	81,600	1,029,147	—	1,110,747
Short-Term Income Fund	8,948,080	—	8,948,080	—	—	8,948,080
Intermediate Bond Fund	3,441,393	—	3,441,393	—	—	3,441,393
Bond Fund	2,090,937	80,781	2,171,718	—	—	2,171,718
Balanced Fund	1,747,693	—	1,747,693	—	—	1,747,693
U.S. Tax-Efficient Large Cap Equity Fund	330,666	—	330,666	—	—	330,666
U.S. Tax-Efficient Small Cap Equity Fund	173,410	2,744,995	2,918,405	—	—	2,918,405

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of August 31, 2006 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Oridinary Income/Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable*	Accumulated Capital and Other Losses**	Unrealized Appreciation/ (Depreciation)***	Total Accumulated Earnings/ (Deficit)
U.S. Treasury Fund	$3,272,192	$—	$3,272,192	$(3,237,044)	$(248)	$—	$34,900
Institutional U.S. Treasury Fund	1,124,227	—	1,124,227	(1,124,226)	—	—	1
Cash Management Fund	2,792,814	—	2,792,814	(2,741,219)	(33)	—	51,562
Institutional Cash Management Fund	2,406,909	—	2,406,909	(2,411,191)	(23,013)	—	(27,295)
Institutional Tax-Free Money Market Fund	771,437	—	771,437	(769,229)	—	—	2,208
Intermediate Tax-Free Bond Fund	54,365	11,007	65,372	(56,310)	—	329,147	338,209
Short-Term Income Fund	2,548,707	—	2,548,707	(1,000,342)	(3,603,048)	(1,165,466)	(3,220,149)
Intermediate Bond Fund	651,924	—	651,924	(352,688)	(759,091)	15,433	(444,422)
Bond Fund	406,262	—	406,262	(217,759)	(157,243)	214,441	245,701
Balanced Fund	2,784,078	4,621,696	7,405,774	—	—	5,991,705	13,397,479
U.S. Tax-Efficient Large Cap Equity Fund	5,620	—	5,620	—	(17,588,908)	1,739,391	(15,843,897)
U.S. Tax-Efficient Small Cap Equity Fund	474	386,781	387,255	—	—	2,828,358	3,215,613

*	Distributions payable may differ from the Statements of Assets and Liabilities because distributions are recognized when actually paid for tax purposes.
**	See footnote 6 regarding the capital loss carry forwards and below for post-October losses.
***	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to: tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discounts.

Continued

AMERICAN PERFORMANCE FUNDS

Notes to Financial Statements, Concluded

August 31, 2006

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended August 31, 2006, the Funds deferred post October capital losses were as follows:

Fund	Post-October Capital Losses
Cash Management Fund	$33
Institutional Cash Management Fund	2,000
Short-Term Bond Fund	335,050
Intermediate Bond Fund	121,135
Bond Fund	64,701

7.	Legal and Regulatory Matters:

On September 26, 2006, BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. (“BISYS Ohio”), which provides various services to the Trust as described in footnote 3, reached a settlement with the Securities and Exchange Commission (the “SEC”) related to BISYS’ past marketing arrangements with advisers to certain of its mutual fund clients. Under the terms of the settlement, BISYS consented to the entry of an Order by the SEC (the “SEC/BISYS Order”). In the SEC/BISYS Order, the SEC determined that BISYS had “willfully aided and abetted and caused” (1) the investment advisers to 27 different families of mutual funds to violate provisions of the Investment Advisers Act of 1940 (the “Advisers Act”) that prohibit fraudulent conduct; (2) the investment advisers to the 27 fund families to violate provisions of the Investment Company Act of 1940 (the “1940 Act”) that prohibit the making of any untrue statement of a material fact in a registration statement filed by a mutual fund with the SEC; and (3) the 27 fund families to violate provisions of the 1940 Act that require the disclosure and inclusion of all distribution arrangements and expenses in the fund’s 12b-1 fee plan. The Funds were one of the 27 fund families and AXIAIM was one of the 27 advisers to which the SEC referred.

The SEC found that, between 1999 and 2004, BISYS maintained marketing arrangements with the 27 advisers under which BISYS rebated to the advisers a portion of the administration fees received by BISYS from the 27 fund families. The SEC found that the BISYS arrangements were not disclosed to the fund boards and the marketing budgets were actually assets of the funds. The SEC also found that the arrangements were not disclosed to shareholders of any of the 27 funds until 2003 and that the disclosures which were then made by the funds were incomplete and misleading. In the SEC/BISYS Order, BISYS agreed, among other things, to disgorge certain monies and pay a civil penalty.

It remains unclear the extent to which the Funds and their service providers are or may be affected by the SEC investigation of BISYS (which is ongoing) or by the SEC/BISYS Order. Neither the Funds nor AXIAIM were parties to the SEC/BISYS Order, nor are the Funds or AXIAIM bound by the order or its findings.

In October 2006, AXIAIM informed the Funds that the SEC was initiating a special examination of AXIAIM, focusing on the subjects of the SEC/BISYS Order. As of the date of this Report, the SEC has not initiated an examination of the Funds. It remains unclear the extent to which the Funds and their service providers are or may be affected by these matters, individually or collectively. The Board of Trustees has formed a special review committee of independent trustees to review these matters.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	U.S. Treasury Fund
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.038	0.018	0.004	0.006	0.013

Total from Investment Activities	0.038	0.018	0.004	0.006	0.013

Distributions
Net investment income	(0.038)	(0.018)	(0.004)	(0.006)	(0.013)

Total Distributions	(0.038)	(0.018)	(0.004)	(0.006)	(0.013)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	3.83%	1.77%	0.35%	0.58%	1.29%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$883,502	$693,510	$630,933	$605,625	$611,568
Ratio of expenses to average net assets	0.72%	0.72%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	3.77%	1.77%	0.35%	0.58%	1.28%
Ratio of expenses to average net assets*	0.97%	0.97%	0.95%	0.95%	0.95%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Institutional U.S. Treasury Fund
	Year Ended August 31,				Period Ended August 31, 2002(a)
	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.042	0.022	0.008	0.010	0.014

Total from Investment Activities	0.042	0.022	0.008	0.010	0.014

Distributions
Net investment income	(0.042)	(0.022)	(0.008)	(0.010)	(0.014)

Total Distributions	(0.042)	(0.022)	(0.008)	(0.010)	(0.014)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	4.30%	2.24%	0.79%	1.02%	1.37	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$285,029	$277,300	$182,345	$77,647	$53,005
Ratio of expenses to average net assets	0.27%	0.27%	0.26%	0.26%	0.26	%(c)
Ratio of net investment income to average net assets	4.17%	2.25%	0.79%	0.99%	1.58	%(c)
Ratio of expenses to average net assets*	0.48%	0.48%	0.46%	0.51%	0.53	%(c)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period October 19, 2001 (commencement of operations) through August 31, 2002.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Cash Management Fund
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.040	0.019	0.006	0.009	0.017

Total from Investment Activities	0.040	0.019	0.006	0.009	0.017

Distributions
Net investment income	(0.040)	(0.019)	(0.006)	(0.009)	(0.017)

Total Distributions	(0.040)	(0.019)	(0.006)	(0.009)	(0.017)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	4.03%	1.94%	0.60%	0.85%	1.67%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$769,549	$823,358	$661,759	$672,857	$892,477
Ratio of expenses to average net assets	0.57%	0.57%	0.55%	0.55%	0.54%
Ratio of net investment income to average net assets	3.91%	1.95%	0.60%	0.87%	1.64%
Ratio of expenses to average net assets*	0.97%	0.97%	0.90%	0.95%	0.94%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Institutional Cash Management Fund
	Year Ended August 31,			Period Ended August 31, 2003(a)
	2006	2005	2004
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000

Investment Activities
Net investment income	0.043	0.022	0.009	0.009

Total from Investment Activities	0.043	0.022	0.009	0.009

Distributions
Net investment income	(0.043)	(0.022)	(0.009)	(0.009)

Total Distributions	(0.043)	(0.022)	(0.009)	(0.009)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000

Total Return	4.36%	2.22%	0.88%	0.87	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$642,196	$307,069	$250,970	$301,500
Ratio of expenses to average net assets	0.27%	0.27%	0.26%	0.12	%(c)
Ratio of net investment income to average net assets	4.41%	2.22%	0.87%	1.05	%(c)
Ratio of expenses to average net assets*	0.49%	0.49%	0.46%	0.47	%(c)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period November 22, 2002 (commencement of operations) through August 31, 2003.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Institutional Tax-Free Money Market
	Year Ended August 31, 2006	Period Ended August 31, 2005(a)
Net Asset Value, Beginning of Period	$1.000	$1.000

Investment Activities
Net investment income	0.030	0.009

Total from Investment Activities	0.030	0.009

Distributions
Net investment income	(0.030)	(0.009)

Total Distributions	(0.030)	(0.009)

Net Asset Value, End of Period	$1.000	$1.000

Total Return	3.06%	0.93	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$280,659	$260,835
Ratio of expenses to average net assets	0.18%	0.18	%(c)
Ratio of net investment income to average net assets	3.02%	2.38	%(c)
Ratio of expenses to average net assets*	0.53%	0.59	%(c)

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period April 11, 2005 (commencement of operations) through August 31, 2005.
(b)	Not annualized.
(c)	Annualized.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Intermediate Tax-Free Bond Fund—Investor Shares
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.85	$10.99	$10.85	$11.00	$10.97

Investment Activities
Net investment income	0.34 (a)	0.35	0.36	0.39	0.46
Net realized/unrealized gains (losses) on investment transactions	(0.15)	(0.12)	0.17	(0.12)	0.08

Total from Investment Activities	0.19	0.23	0.53	0.27	0.54

Distributions
Net investment income	(0.31)	(0.34)	(0.39)	(0.39)	(0.46)
Net realized gains on investment transactions	(0.14)	(0.03)	—	(0.03)	(0.05)

Total Distributions	(0.45)	(0.37)	(0.39)	(0.42)	(0.51)

Net Asset Value, End of Year	$10.59	$10.85	$10.99	$10.85	$11.00

Total Return*	1.80%	2.11%	5.00%	2.47%	5.09%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$3,793	$29,630	$33,734	$41,653	$34,680
Ratio of expenses to average net assets	0.83%	0.81%	0.72%	0.72%	0.76%
Ratio of net investment income to average net assets	3.19%	3.22%	3.36%	3.52%	4.18%
Ratio of expenses to average net assets**	1.28%	1.26%	1.17%	1.17%	1.21%
Portfolio turnover(b)	3.91%	6.64%	11.80%	19.52%	10.22%

*	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
**	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	Calculated using average shares.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Intermediate Tax-Free Bond Fund— Institutional Shares
	Period Ended August 31, 2006(a)
Net Asset Value, Beginning of Period	$10.61

Investment Activities
Net investment income	0.24
Net realized/unrealized losses on investment transactions	(0.04)

Total from Investment Activities	0.20

Distributions
Net investment income	(0.22)

Total Distributions	(0.22)

Net Asset Value, End of Period	$10.59

Total Return	1.93	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$16,412
Ratio of expenses to average net assets	0.57	%(c)
Ratio of net investment income to average net assets	3.49	%(c)
Ratio of expenses to average net assets*	1.02	%(c)
Portfolio turnover(d)	3.91%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	Not annulized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Short-Term Income Fund—Investor Shares
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.17	$10.27	$10.35	$10.34	$10.24

Investment Activities
Net investment income	0.38 (a)	0.33	0.29	0.32	0.47
Net realized/unrealized gains (losses) on investment transactions	(0.03)	(0.07)	0.06	0.10	0.14

Total from Investment Activities	0.35	0.26	0.35	0.42	0.61

Distributions
Net investment income	(0.36)	(0.36)	(0.38)	(0.38)	(0.47)
Net realized gains on investment transactions	—	—	(0.05)	(0.03)	(0.04)

Total Distributions	(0.36)	(0.36)	(0.43)	(0.41)	(0.51)

Net Asset Value, End of Year	$10.16	$10.17	$10.27	$10.35	$10.34

Total Return*	3.55%	2.56%	3.39%	4.12%	6.14%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$108,304	$275,968	$213,566	$228,843	$135,409
Ratio of expenses to average net assets	0.62%	0.54%	0.52%	0.52%	0.55%
Ratio of net investment income to average net assets	3.80%	3.25%	2.81%	2.98%	4.79%
Ratio of expenses to average net assets**	1.18%	1.17%	1.15%	1.15%	1.18%
Portfolio turnover(b)	52.07%	77.18%	125.55%	174.71%	103.52%

*	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
**	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)	Calculated using average shares.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Short-Term Income Fund— Institutional Shares
	Period Ending August 31, 2006(a)
Net Asset Value, Beginning of Period	$10.13

Investment Activities
Net investment income	0.27
Net realized/unrealized gains on investment transactions	0.01

Total from Investment Activities	0.28

Distributions
Net investment income	(0.26)

Total Distributions	(0.26)

Net Asset Value, End of Period	$10.15

Total Return	2.83	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$155,734
Ratio of expenses to average net assets	0.44	%(c)
Ratio of net investment income to average net assets	4.13	%(c)
Ratio of expenses to average net assets*	0.94	%(c)
Portfolio turnover(d)	52.07%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Intermediate Bond Fund—Investor Shares
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.32	$10.41	$10.65	$10.58	$10.47

Investment Activities
Net investment income	0.40 (a)	0.36	0.33	0.38	0.52
Net realized/unrealized gains (losses) on investment transactions	(0.08)	(0.06)	0.08	0.15	0.12

Total from Investment Activities	0.32	0.30	0.41	0.53	0.64

Distributions
Net investment income	(0.41)	(0.39)	(0.40)	(0.43)	(0.53)
Net realized gains on investment transactions	—	—	(0.25)	(0.03)	—

Total Distributions	(0.41)	(0.39)	(0.65)	(0.46)	(0.53)

Net Asset Value, End of Year	$10.23	$10.32	$10.41	$10.65	$10.58

Total Return*	3.17%	2.96%	3.92%	4.99%	6.24%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$27,590	$91,467	$90,786	$98,598	$103,208
Ratio of expenses to average net assets	0.87%	0.97%	0.94%	0.95%	0.96%
Ratio of net investment income to average net assets	3.87%	3.49%	3.06%	3.53%	4.98%
Ratio of expenses to average net assets**	1.16%	1.17%	1.14%	1.15%	1.16%
Portfolio turnover(b)	29.36%	44.05%	142.06%	127.81%	80.93%

*	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
**	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)	Calculated using average shares.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Intermediate Bond Fund— Institutional Shares
	Period Ended August 31, 2006(a)
Net Asset Value, Beginning of Period	$10.25

Investment Activities
Net investment income	0.30
Net realized/unrealized losses on investment transactions	(0.01)

Total from Investment Activities	0.29

Distributions
Net investment income	(0.30)

Total Distributions	(0.30)

Net Asset Value, End of Period	$10.24

Total Return	2.87	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$69,711
Ratio of expenses to average net assets	0.48	%(c)
Ratio of net investment income to average net assets	4.37	%(c)
Ratio of expenses to average net assets*	0.93	%(c)
Portfolio turnover(d)	29.36%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Bond Fund—Investor Shares
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.52	$9.57	$9.82	$9.89	$9.67

Investment Activities
Net investment income	0.42	0.39	0.39	0.45	0.50
Net realized/unrealized gains (losses) on investment transactions	(0.19)	(0.01)	0.16	0.03	0.29

Total from Investment Activities	0.23	0.38	0.55	0.48	0.79

Distributions
Net investment income	(0.42)	(0.41)	(0.41)	(0.45)	(0.50)
Net realized gains on investment transactions	(0.01)	(0.02)	(0.39)	(0.10)	(0.07)

Total Distributions	(0.43)	(0.43)	(0.80)	(0.55)	(0.57)

Net Asset Value, End of Year	$9.32	$9.52	$9.57	$9.82	$9.89

Total Return*	2.51%	3.98%	5.80%	5.02%	8.44%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$23,876	$51,373	$49,465	$60,864	$72,139
Ratio of expenses to average net assets	0.86%	0.98%	0.96%	0.96%	0.96%
Ratio of net investment income to average net assets	4.42%	4.09%	3.98%	4.50%	5.19%
Ratio of expenses to average net assets**	1.18%	1.18%	1.16%	1.16%	1.16%
Portfolio turnover(a)	30.40%	66.62%	97.38%	178.47%	122.65%

*	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
**	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Bond Fund— Institutional Shares
	Period Ended August 31, 2006(a)
Net Asset Value, Beginning of Period	$9.39

Investment Activities
Net investment income	0.30
Net realized/unrealized losses on investment transactions	(0.07)

Total from Investment Activities	0.23

Distributions
Net investment income	(0.30)

Total Distributions	(0.30)

Net Asset Value, End of Period	$9.32

Total Return	2.51	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$30,087
Ratio of expenses to average net assets	0.49	%(c)
Ratio of net investment income to average net assets	4.89	%(c)
Ratio of expenses to average net assets*	0.94	%(c)
Portfolio turnover(d)	30.40%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Balanced Fund—Investor Shares
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.51	$12.34	$11.56	$10.77	$11.88

Investment Activities
Net investment income	0.28 (a)	0.25	0.20	0.23	0.28
Net realized/unrealized gains (losses) on investment transactions	0.77	1.18	0.79	0.80	(1.11)

Total from Investment Activities	1.05	1.43	0.99	1.03	(0.83)

Distributions
Net investment income	(0.26)	(0.26)	(0.21)	(0.24)	(0.28)
Net realized gains on investment transactions	(0.49)	—	—	—	—

Total Distributions	(0.75)	(0.26)	(0.21)	(0.24)	(0.28)

Net Asset Value, End of Year	$13.81	$13.51	$12.34	$11.56	$10.77

Total Return*	7.96%	11.68%	8.49%	9.93%	(7.13)%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$28,196	$90,522	$84,174	$71,552	$54,957
Ratio of expenses to average net assets	0.82%	0.79%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	2.06%	1.92%	1.66%	2.16%	2.36%
Ratio of expenses to average net assets**	1.35%	1.36%	1.33%	1.34%	1.34%
Portfolio turnover(b)	104.52%	99.97%	104.37%	81.13%	65.87%

*	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
**	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)	Calculated using average shares.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	Balanced Fund— Institutional Shares
	Period Ended August 31, 2006(a)
Net Asset Value, Beginning of Period	$13.30

Investment Activities
Net investment income	0.17
Net realized/unrealized gains on investment transactions	0.50

Total from Investment Activities	0.67

Distributions
Net investment income	(0.15)

Total Distributions	(0.15)

Net Asset Value, End of Period	$13.82

Total Return	5.04	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$62,210
Ratio of expenses to average net assets	0.62	%(c)
Ratio of net investment income to average net assets	1.86	%(c)
Ratio of expenses to average net assets*	1.11	%(c)
Portfolio turnover(d)	104.52%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	Not annualized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	U.S. Tax Efficient Large Cap Equity Fund—Investor Shares
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$9.30	$7.94	$7.12	$6.49	$10.78

Investment Activities
Net investment income	0.03 (a)	0.09	0.10	0.06	0.07
Net realized/unrealized gains (losses) on investment transactions	0.83	1.37	0.80	0.64	(2.39)

Total from Investment Activities	0.86	1.46	0.90	0.70	(2.32)

Distributions
Net investment income	(0.03)	(0.10)	(0.08)	(0.07)	(0.07)
Net realized gains on investment transactions	—	—	—	—	(1.90)

Total Distributions	(0.03)	(0.10)	(0.08)	(0.07)	(1.97)

Net Asset Value, End of Year	$10.13	$9.30	$7.94	$7.12	$6.49

Total Return*	9.26%	18.49%	12.62%	10.72%	(24.99)%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$2,239	$17,637	$43,897	$47,793	$56,753
Ratio of expenses to average net assets	1.15%	1.19%	1.08%	1.10%	1.08%
Ratio of net investment income to average net assets	0.28%	0.78%	1.13%	0.94%	0.79%
Ratio of expenses to average net assets**	1.39%	1.38%	1.27%	1.29%	1.27%
Portfolio turnover(b)	90.99%	90.13%	65.12%	36.48%	97.98%

*	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
**	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)	Calculated using average shares.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	U.S. Tax Efficient Large Cap Equity Fund— Institutional Shares
	Period Ended August 31, 2006(a)
Net Asset Value, Beginning of Period	$9.72

Investment Activities
Net investment income	0.02
Net realized/unrealized gains on investment transactions	0.42

Total from Investment Activities	0.44

Distributions
Net investment income	(0.01)

Total Distributions	(0.01)

Net Asset Value, End of Period	$10.15

Total Return	4.51	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,494
Ratio of expenses to average net assets	0.77	%(c)
Ratio of net investment income to average net assets	0.21	%(c)
Ratio of expenses to average net assets*	1.16	%(c)
Portfolio turnover(d)	90.99%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	Not annulized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	U.S. Tax Efficient Small Cap Equity Fund—Investor Shares
	Year Ended August 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.44	$13.73	$12.43	$10.61	$12.11

Investment Activities
Net investment income	0.08 (a)	0.07	—	0.02	0.01
Net realized/unrealized gains (losses) on investment transactions	0.51	3.47	1.31	1.82	(1.18)

Total from Investment Activities	0.59	3.54	1.31	1.84	(1.17)

Distributions
Net investment income	(0.03)	(0.08)	(0.01)	(0.02)	(0.01)
Net realized gains on investment transactions	(0.64)	(3.75)	—	—	(0.32)

Total Distributions	(0.67)	(3.83)	(0.01)	(0.02)	(0.33)

Net Asset Value, End of Year	$13.36	$13.44	$13.73	$12.43	$10.61

Total Return*	4.44%	28.23%	10.45%	17.48%	(9.87)%

Ratios/Supplemental Data:
Net Assets at end of year (000)	$309	$12,861	$11,048	$14,062	$10,314
Ratio of expenses to average net assets	0.86%	0.93%	0.86%	0.78%	0.71%
Ratio of net investment income to average net assets	0.61%	0.56%	0.02%	0.22%	0.13%
Ratio of expenses to average net assets**	1.34%	1.42%	1.35%	1.35%	1.45%
Portfolio turnover(b)	67.84%	63.59%	121.48%	36.52%	68.42%

*	Excludes sales charge. Effective January 3, 2006, the Fund is sold without a sales charge.
**	During the period, certain fees were voluntarily reduced and reimbursed. If such voluntary fee reductions and reimbursements had not occurred, the ratios would have been as indicated.
(a)	Calculated using average shares.
(b)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Financial Highlights

	U.S. Tax Efficient Small Cap Fund— Institutional Shares
	Period Ended August 31, 2006(a)
Net Asset Value, Beginning of Period	$13.03

Investment Activities
Net investment loss	0.02
Net realized/unrealized gains on investment transactions	0.36

Total from Investment Activities	0.38

Distributions
Net investment income	(0.02)

Total Distributions	(0.02)

Net Asset Value, End of Period	$13.39

Total Return	2.89	%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,477
Ratio of expenses to average net assets	0.89	%(c)
Ratio of net investment income to average net assets	0.18	%(c)
Ratio of expenses to average net assets*	1.12	%(c)
Portfolio turnover(d)	67.84%

*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)	For the period December 30, 2005 (commencement of operations) through August 31, 2006.
(b)	Not annulized.
(c)	Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

See notes to financial statements.

AMERICAN PERFORMANCE FUNDS

Trustees and Officers of American Performance Funds (Unaudited)

August 31, 2006

Officers and Interested Trustees.    The table below sets forth certain information about each of the Trust’s Interested Trustees, as well as its officers.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held
Walter B. Grimm* 3435 Stelzer Road Columbus, OH 43219 Age: 61	Trustee	Indefinite 7/93—present (Trustee) 10/93—9/05 (Chairman and President)	From 2006 to present, President, Leigh Investments, Inc. (real estate investments); from June 1992 to 9/05, an employee of BISYS Fund Services, Inc.	12	Trustee: Coventry Group (22 portfolios); Trustee: Legacy Funds Group (6 portfolios); Trustee: Performance Funds Trust (10 portfolios); Trustee:

Trent Statczar 3435 Stelzer Road Columbus, OH 43219 Age: 35	Treasurer	Indefinite 4/02—present	From June 1993 to present, an employee of BISYS Fund Services, Inc.	12	None

George Stevens 3435 Stelzer Road Columbus, OH 43219 Age: 55	Chief Compliance Officer, Anti-Money Laundering Officer and Disaster Recovery Plan Business Operations Manager	Indefinite 9/04—present (Anti-Money Laundering Officer 1/05—present)	From 1996 to present, an employee of BISYS Fund Services, Inc.	12	None

Kerry Reilly 100 Summer Street Suite 1500 Boston, MA 02110 Age: 41	Secretary	Indefinite 10/04—present	From January 2006 to present, employee of BISYS Fund Services, Inc.; from June 2004 to May 2005, employee of CitiStreet LLC; from June 1987 to October 2001 employee of Fidelity Investments.	12	None

Continued

AMERICAN PERFORMANCE FUNDS

Trustees and Officers of American Performance Funds (Unaudited), Continued

August 31, 2006

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held
Jennifer J. Hankins 3435 Stelzer Road Columbus, OH 43219 Age: 39	President, Assistant Secretary	Indefinite 7/05—present	From September 1998 to present, employee of BISYS Fund Services, Inc.	12

*	Mr. Grimm may be deemed to be an “interested person,” as defined by the 1940 Act, because of his prior employment with BISYS Fund Services, Inc., the Funds’ Sub-Administrator and Underwriter.
[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The following table sets forth certain information about the Trust’s Independent Trustees.

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
Michael J. Hall 3435 Stelzer Rd. Columbus, OH 43219 Age: 62	Trustee, Chairman	Indefinite 8/90—present (Chairman, 7/05—present)	From March 2005 to present, President and Chief Executive Officer, Matrix Service Company (maintenance and construction services); from May 2004 to present, Advisory Director, UMB—Oklahoma region; from September 1998 to May 2004, Vice President Finance, Chief Financial Officer and Director, Matrix Service Company.	12	Matrix Service Company

Continued

AMERICAN PERFORMANCE FUNDS

Trustees and Officers of American Performance Funds (Unaudited), Continued

August 31, 2006

Name, Address, and Age	Position(s) Held with Trust	Term of Office; Term Served in Office	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships[1] Held by Trustee
I. Edgar Hendrix 3435 Stelzer Rd. Columbus, OH 43219 Age: 62	Trustee	Indefinite 7/90—present	From June 2006 to present, Chairman and CEO, Red River Energy, Inc.; from January 2005 to June 2006, President, Spectrum Energy Resources, LLC (oil and gas operations); from November 2002 to December 2004, Vice President and Chief Financial Officer, Loudfire, Inc. (Software technology); from November 2002 to present, Director, Matrix Service Company; from	12	Matrix Service Company
			July 2000 to October 2002, Executive V.P. and Chief Financial Officer, Spectrum Field Services, Inc. (natural gas services).

D’Ray Moore 3435 Stelzer Rd. Columbus, OH 43219 Age: 47	Trustee	Indefinite 10/04—present	Retired; prior to November 2001, Vice President of Client Services, BISYS Fund Services.	12	None

[1]	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s directors and officers. To obtain a copy of the SAI, without charge, call (800) 762-7085.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited)

August 31, 2006

Other Federal Income Tax Information (Unaudited):

For the year ended August 31, 2006 certain distributions paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2006 Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended August 31, 2006 qualify for the corporate dividends received deduction for the following Funds:

Fund	Percentage
Balanced Fund	30.52%
U.S. Tax-Efficient Large Cap Equity Fund	100.00%
U.S. Tax-Efficient Small Cap Equity Fund	28.06%

For the year ended August 31, 2006, the following Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Fund	Percentage
Balanced Fund	29.46%
U.S. Tax-Efficient Large Cap Equity Fund	100.00%
U.S. Tax-Efficient Small Cap Equity Fund	28.06%

The Institutional Tax-Free Money Market Fund and the Intermediate Tax-Free Bond Fund designated $7,555,763 and $631,631, respectively, of their income distributions as tax-exempt distributions for the year ended August 31, 2006.

The accompanying table below details distributions designated from long-term capital gains for the following funds for the fiscal year ended August 31, 2006:

Fund	Amount
Intermediate Tax-Free Bond Fund	$268,841
Bond Fund	45,237
Balanced Fund	2,944,844
U.S. Tax-Efficient Small Cap Equity Fund	21,048

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2006

REVIEW	AND APPROVAL OF THE FUNDS’ ADVISORY AGREEMENTS

The Trust’s investment advisory agreement (the “Advisory Agreement”) with AXIA Investment Management, Inc. (formerly BOk Investment Advisers, Inc.) (the “AXIA”) was formally considered by the Board of Trustees at a meeting held on April 21, 2006. The Trustees reviewed extensive material in connection with their review of the Advisory Agreement, including data produced by an independent provider of mutual fund data (as assembled by the Funds’ sub-administrator) which provided comparisons with industry averages for comparable funds for advisory fees and total fund expenses. The data reflected AXIA fee waivers in place, as well as AXIA’s contractual investment advisory fee levels. The information provided to the Trustees also included a report from an independent evaluator of brokerage practices and best execution. The Board was assisted in its review by independent legal counsel, who provided a memorandum detailing the legal standards for review of the Advisory Agreement. The Board received a detailed presentation by AXIA, which included a fund-by-fund analysis of performance and profitability. The Board also deliberated outside the presence of management and AXIA.

In their deliberations, each Trustee attributed different weights to various factors involved in an analysis of whether the Advisory Agreement should be continued, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Trust and AXIA, as provided in the Advisory Agreement, was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of each Fund and its shareholders.

The matters addressed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent, and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as materials furnished specifically in connection with the annual review process. The Trustees considered the background and experience of AXIA’s senior management and the expertise of investment personnel of AXIA responsible for the day-to-day management of each Fund. The Trustees considered the overall reputation, and the capabilities and commitment of AXIA to provide high quality service to the Trust, and the Trustees’ overall confidence in AXIA’s integrity. They also noted AXIA’s increase in its investment advisory staff. The Trustees concluded that the nature, extent, and quality of services were appropriate and acceptable.

Investment Performance

The Trustees considered performance results of each Fund in absolute terms and relative to each Fund’s peer group. It was noted that performance over the last twelve months was strong, with eleven of the thirteen Funds outperforming their peer group. With respect to the Growth Equity Fund, one of the Funds performing below its peer group average for the past twelve months, it was noted that the Fund has recently been liquidated. With respect to the Intermediate Tax-Free Bond Fund, the second Fund performing below its peer group average for the past twelve months, it was noted that the Fund has been recently assigned a new portfolio manager, and that underperformance in the Fund was fairly modest when viewed on either a one-year or five-year basis. With respect to the Funds that had experienced above average performance over the past twelve months, but below average performance for certain periods longer that the past twelve months, i.e., the Treasury Fund, the U.S. Tax-Efficient Small Cap Equity Fund (formerly the Small Cap Equity Fund) and the U.S. Tax-Efficient Large Cap Equity Fund (formerly the Equity Fund), the Trustees noted AXIA’s responses to address the issues. Based on their review, the Trustees concluded that the performance of each of the Funds was satisfactory or better.

Cost of Services and Profits Realized by AXIA and Its Affiliates

The Trustees considered peer group comparable information with respect to the advisory fees charged by AXIA to each of the Funds, taking into consideration both contractual and actual (i.e., after waiver) fee levels. The Trustees also reviewed administration and custody fees received, respectively, by AXIA and its affiliate, Bank of Oklahoma, N.A. The Trustees also considered the fallout benefits to AXIA of soft dollars based on prior presentations to the Board. The Trustees also reviewed profitability information provided by AXIA with respect to investment advisory, administration, and custody services to each Fund. The Trustees recognized that this data is not audited and represents AXIA’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and were calculated using an allocation methodology developed by AXIA. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts, because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, and numerous assumptions regarding allocations. Based on their review, the Trustees concluded that the profitability to AXIA under the Advisory Agreement was not unreasonable in light of the services and benefits provided to each Fund.

Economies of Scale

The Trustees also considered whether fee levels reflect economies of scale and whether economies of scale would be produced by the growth of the Trust’s assets. The Trustees noted in this regard fee waivers granted by AXIA and received AXIA’s assurance that no current waivers would be decreased in the upcoming year without notice to and approval by the Trustees. The Trustees concluded that the Funds had not yet attained sufficient size to realize material economics of scale. The Trustees further concluded that current asset levels of the Funds did not warrant formal contractual breakpoints, and that the voluntary fee waivers granted by AXIA were a reasonable way to provide the benefits of economies of scale to shareholders at this time.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2006

SECURITY ALLOCATION

The American Performance Funds invested, as a percentage of net assets, as follows as of August 31, 2006.

U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	100.4%

Total	100.4%

Institutional U.S. Treasury Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	100.4%

Total	100.4%

Cash Management Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	54.2%
Commercial Paper	22.9%
U.S. Government Agencies	15.3%
Certificates of Deposit	6.5%
Corporate Bonds	1.3%

Total	100.2%

Institutional Cash Management Fund:
Security Allocation	Percentage of Net Assets
Repurchase Agreements	53.6%
Commercial Paper	20.6%
U.S. Government Agencies	15.0%
Certificates of Deposit	10.1%
Corporate Bonds	0.8%

Total	100.1%

Institutional Tax-Free Money Market Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	97.0%
Investment Companies	2.9%

Total	99.9%

Intermediate Tax-Free Bond Fund:
Security Allocation	Percentage of Net Assets
Municipal Bonds	90.2%
Investment Companies	9.2%

Total	99.4%

Short-Term Income Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agencies	39.4%
Mortgage Backed Securities	36.9%
U.S. Treasury Notes	9.6%
Corporate Bonds	8.3%
Asset Backed Securities	3.2%
Investment in Affiliates	1.9%

Total	99.3%

Intermediate Bond Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agencies	40.0%
Mortgage Backed Securities	23.8%
U.S. Treasury Notes	13.9%
Corporate Bonds	9.3%
Asset Backed Securities	4.3%
U.S. Treasury Bonds	3.3%
Taxable Municipal Bonds	1.7%
Investment in Affiliates	1.2%

Total	97.5%

Bond Fund:
Security Allocation	Percentage of Net Assets
U.S. Government Agencies	37.4%
Corporate Bonds	15.0%
Mortgage Backed Securities	15.0%
U.S. Treasury Notes	13.8%
Taxable Municipal Bonds	6.9%
U.S. Treasury Bonds	5.9%
Asset Backed Securities	4.8%
Investment Companies	0.2%

Total	99.0%

Balanced Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	44.6%
Investment in Affiliates	16.6%
U.S. Government Agencies	14.3%
U.S. Treasury Notes	9.2%
Mortgage Backed Securities	7.0%
Corporate Bonds	3.0%
U.S. Treasury Bonds	2.1%
Asset Backed Securities	1.5%
Investment Companies	0.5%
Taxable Municipal Bonds	0.4%

Total	99.2%

U.S. Tax Efficient Large Cap Equity Fund:
Security Allocation	Percentage of Net Assets
Computer Products & Services	21.0%
Retail	17.9%
Healthcare & Service	16.0%
Finance, Banking & Investments	14.4%
Oil	6.1%
Other	6.1%
Chemicals	4.5%
Insurance	4.4%
Food	4.3%
Transportation & Shipping	3.4%
Automotive Parts	1.7%
Investment in Affiliates	0.1%

Total	99.9%

U.S. Tax Efficient Small Cap Equity Fund:
Security Allocation	Percentage of Net Assets
Common Stocks	96.9%
Investment Companies	2.6%
Investment in Affiliates	0.3%

Total	99.8%

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2006

As a shareholder of the American Performance Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested distributions, or other distributions; and exchange fees; (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the American Performance Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the semi-annual period from March 1, 2006 through August 31, 2006.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 3/1/06	Ending Account Value 8/31/06	Expense Paid During Period* 3/1/06 - 8/31/06	Expense Ratio During Period** 3/1/06 - 8/31/06
U.S. Treasury Fund	$1,000.00	$1,021.40	$3.68	0.73%
Institutional U.S. Treasury Fund	1,000.00	1,023.80	1.36	0.27%
Cash Management Fund	1,000.00	1,022.50	2.92	0.58%
Institutional Cash Management Fund	1,000.00	1,024.10	1.36	0.27%
Institutional Tax-Free Money Market Fund	1,000.00	1,016.80	0.91	0.18%
Intermediate Tax-Free Bond Fund
Investor Shares	1,000.00	1,013.90	4.02	0.80%
Institutional Shares	1,000.00	1,014.30	2.76	0.55%
Short-Term Income Fund
Investor Shares	1,000.00	1,022.90	3.48	0.69%
Institutional Shares	1,000.00	1,024.20	2.22	0.44%
Intermediate Bond Fund
Investor Shares	1,000.00	1,022.30	3.68	0.73%
Institutional Shares	1,000.00	1,023.50	2.42	0.48%
Bond Fund
Investor Shares	1,000.00	1,020.30	3.78	0.75%
Institutional Shares	1,000.00	1,021.60	2.52	0.50%
Balanced Fund
Investor Shares	1,000.00	1,020.40	4.43	0.88%
Institutional Shares	1,000.00	1,022.00	3.18	0.63%
U.S. Tax-Efficient Large Cap Equity Fund
Investor Shares	1,000.00	1,017.50	5.23	1.04%
Institutional Shares	1,000.00	1,018.90	3.98	0.79%
U.S. Tax-Efficient Small Cap Equity Fund
Investor Shares	1,000.00	963.70	5.63	1.15%
Institutional Shares	1,000.00	965.20	4.41	0.90%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the American Performance Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AMERICAN PERFORMANCE FUNDS

Additional Fund Information (Unaudited), Continued

August 31, 2006

	Beginning Account Value 3/1/06	Ending Account Value 8/31/06	Expense Paid During Period* 3/1/06 - 8/31/06	Expense Ratio During Period** 3/1/06 - 8/31/06
U.S. Treasury Fund	$1,000.00	$1,021.29	$3.68	0.73%
Institutional U.S. Treasury Fund	1,000.00	1,023.59	1.36	0.27%
Cash Management Fund	1,000.00	1,022.04	2.92	0.58%
Institutional Cash Management Fund	1,000.00	1,023.59	1.36	0.27%
Institutional Tax-Free Money Market Fund	1,000.00	1,024.03	0.91	0.18%
Intermediate Tax-Free Bond Fund
Investor Shares	1,000.00	1,020.94	4.03	0.80%
Institutional Shares	1,000.00	1,022.19	2.77	0.55%
Short-Term Income Fund
Investor Shares	1,000.00	1,021.49	3.48	0.69%
Institutional Shares	1,000.00	1,022.74	2.22	0.44%
Intermediate Bond Fund
Investor Shares	1,000.00	1,021.29	3.68	0.73%
Institutional Shares	1,000.00	1,022.54	2.42	0.48%
Bond Fund
Investor Shares	1,000.00	1,021.19	3.78	0.75%
Institutional Shares	1,000.00	1,022.44	2.52	0.50%
Balanced Fund
Investor Shares	1,000.00	1,020.54	4.43	0.88%
Institutional Shares	1,000.00	1,021.79	3.18	0.63%
U.S. Tax-Efficient Large Cap Equity Fund
Investor Shares	1,000.00	1,019.75	5.24	1.04%
Institutional Shares	1,000.00	1,020.99	3.98	0.79%
U.S. Tax-Efficient Small Cap Equity Fund
Investor Shares	1,000.00	1,019.20	5.79	1.15%
Institutional Shares	1,000.00	1,020.44	4.53	0.90%

*	Expenses are equal to the average account value times the Fund's annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.
**	Annualized expense ratios of certain Funds are after fee waivers and expense reimbursements by the investment adviser. Absent such waivers and reimbursements, expenses paid during the period would have been greater.

AMERICAN PERFORMANCE FUNDS

Investment Adviser &

Administrator

AXIA Investment Management, Inc.

Bank Oklahoma Tower

Tulsa, Oklahoma 74103

Distributor

BISYS Fund Services

Limited Partnership

3435 Stelzer Road

Columbus, Ohio 43219

Legal Counsel

Ropes & Gray LLP

One Metro Center

700 12th Street, NW

Suite 900

Washington, DC 20005

Independent Registered

Public Accounting Firm

KPMG LLP

191 West Nationwide Blvd.

Suite 500

Columbus, Ohio 43215

Ann-10/06

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Michael Hall and J. Edgar Hendrix, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2005 – $86,380

2006 – $89,530

(b) Audit Related Fees

2005 – $24,810 due to Security accounts and consent on N1A.

2006 – $24,950 due to Security accounts and consent on N1A.

(c) Tax Fees

2005 – $35,230 due to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

2006 – $33,000 due to preparation of federal income, excise tax returns and review of capital gain distribution calculations.

(d) All Other Fees

2005 – $0

2006 – $0

(e)

AMERICAN PERFORMANCE FUNDS

Audit and Non-Audit Services Pre-Approval

Policies and Procedures

I. Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee (the “Committee”) of the Board of Trustees of American Performance Funds (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) an express approval of a particular engagement, or (ii) a pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). The latter type of approvals are authorized by SEC rules only subject to detailed policies and procedures. Accordingly, the Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II. General Pre-Approval Policies

It is the policy of the Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

While non-audit services may include reviewing and/or validating procedures or work products of the Trust, they may not include the production or modification of such procedures or work products. While non-audit services may include market research and strategic insights, such services shall be limited to factual reports and shall not include recommendations. No pre-approval shall be made in a manner that would constitute a delegation to the Trust’s management.

III. Procedures for Pre-Approval by the Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Committee at regularly scheduled meetings thereof (or at a special meeting of the Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Trust’s Chairman. The Trust’s Chairman shall then determine whether to schedule a special meeting of the Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and

f.	market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

8.	The Committee’s action on a request for pre-approval shall be recorded in the Committee’s minutes.

9.	The Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

10.	The Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

11.	Pre-approvals will be granted for a period of no more than one year.

IV. Procedures for Pre-Approval by a Delegate of the Committee

1.	Where it has been determined by the Trust’s Chairman that consideration of a request for pre-approval by the full Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Committee appointed by the Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, I. Edgar Hendrix has been so appointed, and such appointment may be revoked or modified by the Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 14 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.	audit engagement, particularly for interim periods;

b.	preparation of fund tax returns;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.	review of IRS shareholder materials;

e.	review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and

f.	market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Committee members addressed to the Chairman of the Trust.

9.	Pre-approvals by the Delegate may be modified or revoked by the Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V. Procedures for Monitoring Engagements

Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Committee and an additional express approval or pre-approval must be obtained.

VI. Amendment

These Policies and Procedures may be amended or revoked at any time by the Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

As adopted: October 17, 2003.

2005 – 0%

2006 – 0%

(f) Not Applicable

(g) 2005 – $91,040

      2006 – $247,950

(h) The audit committee has considered that the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The Nominations Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) American Performance Funds

By (Signature and Title)*	/s/ Trent Statczar
Trent Statczar, Treasurer

Date: November 7, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Trent Statczer
Trent Statczar, Treasurer

Date: November 7, 2006

By (Signature and Title)*	/s/ Jennifer Hankins
Jennifer Hankins, President

Date: November 7, 2006

*	Print the name and title of each signing officer under his or her signature.